FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$375,304,377	$499,409,741	$321,014,762	$207,296,411	$181,927,011
Net Assets	$375,304,377	$499,409,741	$321,014,762	$207,296,411	$181,927,011

NET ASSETS, representing:
Accumulation units	$375,304,377	$499,409,741	$321,014,762	$207,296,411	$181,927,011
	$375,304,377	$499,409,741	$321,014,762	$207,296,411	$181,927,011

Units outstanding	109,463,873	94,262,054	34,587,936	5,772,877	7,327,024

Portfolio shares held	37,530,438	33,881,258	2,610,301	4,041,654	4,119,724
Portfolio net asset value per share	$10.00	$14.74	$122.98	$51.29	$44.16
Investment in portfolio shares, at cost	$375,304,377	$467,026,027	$152,586,026	$149,291,040	$142,754,514

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$18,582,319	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	1,139,118	1,382,503	630,072	486,517	384,282
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	17,443,201	(1,382,503)	(630,072)	(486,517)	(384,282)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,722,514	9,675,520	1,937,798	3,237,489
Net change in unrealized appreciation (depreciation) on investments	—	11,619,680	56,723,952	23,933,561	16,258,358
NET GAIN (LOSS) ON INVESTMENTS	—	13,342,194	66,399,472	25,871,359	19,495,847

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,443,201	$11,959,691	$65,769,400	$25,384,842	$19,111,565

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$235,591,450	$177,555,090	$50,138,740	$2,910,085,142	$156,551,929
Net Assets	$235,591,450	$177,555,090	$50,138,740	$2,910,085,142	$156,551,929

NET ASSETS, representing:
Accumulation units	$235,591,450	$177,555,090	$50,138,740	$2,910,085,142	$156,551,929
	$235,591,450	$177,555,090	$50,138,740	$2,910,085,142	$156,551,929

Units outstanding	9,137,494	25,914,787	4,905,399	193,749,672	18,723,994

Portfolio shares held	3,852,681	24,694,727	1,125,196	20,190,697	2,463,833
Portfolio net asset value per share	$61.15	$7.19	$44.56	$144.13	$63.54
Investment in portfolio shares, at cost	$131,351,106	$144,352,793	$41,522,842	$1,692,162,614	$105,500,023

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	491,802	349,485	50,541	6,774,746	339,485
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(491,802)	(349,485)	(50,541)	(6,774,746)	(339,485)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,661,616	1,210,323	842,089	74,130,331	2,779,247
Net change in unrealized appreciation (depreciation) on investments	33,253,461	12,273,369	1,228,578	460,640,927	16,379,072
NET GAIN (LOSS) ON INVESTMENTS	38,915,077	13,483,692	2,070,667	534,771,258	19,158,319

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$38,423,275	$13,134,207	$2,020,126	$527,996,512	$18,818,834

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$39,309,531	$635,561,635	$360,469,326	$28,580,915	$5,393,235
Net Assets	$39,309,531	$635,561,635	$360,469,326	$28,580,915	$5,393,235

NET ASSETS, representing:
Accumulation units	$39,309,531	$635,561,635	$360,469,326	$28,580,915	$5,393,235
	$39,309,531	$635,561,635	$360,469,326	$28,580,915	$5,393,235

Units outstanding	9,618,608	44,078,831	14,692,577	12,404,803	1,264,686

Portfolio shares held	3,044,890	3,427,871	5,696,418	1,910,489	90,795
Portfolio net asset value per share	$12.91	$185.41	$63.28	$14.96	$59.40
Investment in portfolio shares, at cost	$38,075,745	$288,504,331	$286,377,656	$28,748,297	$3,064,980

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$277,305	$1,450

EXPENSES
Charges for mortality and expense risk	241,245	1,291,257	849,919	204,577	42,701
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(241,245)	(1,291,257)	(849,919)	72,728	(41,251)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	717,601	137,965
Net realized gain (loss) on shares redeemed	123,648	18,713,428	7,096,779	633,897	120,157
Net change in unrealized appreciation (depreciation) on investments	208,770	125,931,283	19,897,324	(123,224)	1,180,560
NET GAIN (LOSS) ON INVESTMENTS	332,418	144,644,711	26,994,103	1,228,274	1,438,682

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$91,173	$143,353,454	$26,144,184	$1,301,002	$1,397,431

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	LVIP American Century Disciplined Core Value Fund (Standard Class II)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
ASSETS
Investment in the portfolios, at fair value	$7,696,880	$4,789,542	$2,417,607	$306,004	$5,676,090
Net Assets	$7,696,880	$4,789,542	$2,417,607	$306,004	$5,676,090

NET ASSETS, representing:
Accumulation units	$7,696,880	$4,789,542	$2,417,607	$306,004	$5,676,090
	$7,696,880	$4,789,542	$2,417,607	$306,004	$5,676,090

Units outstanding	1,266,690	760,208	741,431	71,902	1,038,953

Portfolio shares held	104,991	391,654	163,462	35,727	275,806
Portfolio net asset value per share	$73.31	$12.23	$14.79	$8.57	$20.58
Investment in portfolio shares, at cost	$5,697,199	$3,841,791	$2,599,431	$290,382	$5,329,156

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	LVIP American Century Disciplined Core Value Fund (Standard Class II)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$141,508	$—	$3,935	$38,405

EXPENSES
Charges for mortality and expense risk	36,384	34,637	21,573	595	9,561
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(36,384)	106,871	(21,573)	3,340	28,844

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	648,916	289,197	—	—	65,688
Net realized gain (loss) on shares redeemed	768,803	212,883	(109,060)	203	(33,521)
Net change in unrealized appreciation (depreciation) on investments	950,028	(187,299)	361,425	31,148	398,152
NET GAIN (LOSS) ON INVESTMENTS	2,367,747	314,781	252,365	31,351	430,319

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,331,363	$421,652	$230,792	$34,691	$459,163

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$363,636	$152,378	$536,703	$750,170	$31,068
Net Assets	$363,636	$152,378	$536,703	$750,170	$31,068

NET ASSETS, representing:
Accumulation units	$363,636	$152,378	$536,703	$750,170	$31,068
	$363,636	$152,378	$536,703	$750,170	$31,068

Units outstanding	212,536	25,537	278,129	173,528	6,057

Portfolio shares held	8,348	11,338	22,551	10,040	571
Portfolio net asset value per share	$43.56	$13.44	$23.80	$74.72	$54.39
Investment in portfolio shares, at cost	$324,994	$149,239	$398,079	$723,113	$27,997

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$2,258	$1,434	$—	$4,381	$526

EXPENSES
Charges for mortality and expense risk	704	285	952	1,388	60
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	1,554	1,149	(952)	2,993	466

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	11,859	21,031	30,580	—
Net realized gain (loss) on shares redeemed	652	141	1,716	64	68
Net change in unrealized appreciation (depreciation) on investments	14,880	10,982	115,589	61,973	3,548
NET GAIN (LOSS) ON INVESTMENTS	15,532	22,982	138,336	92,617	3,616

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,086	$24,131	$137,384	$95,610	$4,082

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	M Large Cap Growth Fund
ASSETS
Investment in the portfolios, at fair value	$18,012	$12,733,885	$305,484,127	$19,668,292	$6,460,477
Net Assets	$18,012	$12,733,885	$305,484,127	$19,668,292	$6,460,477

NET ASSETS, representing:
Accumulation units	$18,012	$12,733,885	$305,484,127	$19,668,292	$6,460,477
	$18,012	$12,733,885	$305,484,127	$19,668,292	$6,460,477

Units outstanding	6,312	1,965,470	26,345,448	1,856,313	84,418

Portfolio shares held	269	225,618	9,670,279	470,871	195,122
Portfolio net asset value per share	$66.93	$56.44	$31.59	$41.77	$33.11
Investment in portfolio shares, at cost	$15,563	$7,932,248	$171,624,532	$17,076,139	$5,419,939

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	M Large Cap Growth Fund
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$262,739	$—

EXPENSES
Charges for mortality and expense risk	35	26,647	621,017	21,428	3,484
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(35)	(26,647)	(621,017)	241,311	(3,484)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	299,215	—	—	607,040
Net realized gain (loss) on shares redeemed	96	271,058	7,126,476	215,026	452,433
Net change in unrealized appreciation (depreciation) on investments	3,642	2,474,924	29,251,108	532,450	569,188
NET GAIN (LOSS) ON INVESTMENTS	3,738	3,045,197	36,377,584	747,476	1,628,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,703	$3,018,550	$35,756,567	$988,787	$1,625,177
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials
ASSETS
Investment in the portfolios, at fair value	$2,791,009	$3,679,018	$4,470,515	$3,997	$1,569
Net Assets	$2,791,009	$3,679,018	$4,470,515	$3,997	$1,569

NET ASSETS, representing:
Accumulation units	$2,791,009	$3,679,018	$4,470,515	$3,997	$1,569
	$2,791,009	$3,679,018	$4,470,515	$3,997	$1,569

Units outstanding	57,857	167,498	108,827	1,024	357

Portfolio shares held	113,548	268,346	285,109	102	19
Portfolio net asset value per share	$24.58	$13.71	$15.68	$39.27	$83.74
Investment in portfolio shares, at cost	$3,064,856	$3,425,760	$3,827,930	$5,261	$1,135

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$55,161	$108,916	$83,396	$29	$7

EXPENSES
Charges for mortality and expense risk	1,719	1,661	1,892	9	4
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	53,442	107,255	81,504	20	3

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	181,186	—	358,950	—	1
Net realized gain (loss) on shares redeemed	(157,529)	15,453	69,119	(22)	11
Net change in unrealized appreciation (depreciation) on investments	62,450	6,699	207,653	404	(45)
NET GAIN (LOSS) ON INVESTMENTS	86,107	22,152	635,722	382	(33)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$139,549	$129,407	$717,226	$402	$(30)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30
ASSETS
Investment in the portfolios, at fair value	$2,224	$—	$238	$411	$18,707
Net Assets	$2,224	$—	$238	$411	$18,707

NET ASSETS, representing:
Accumulation units	$2,224	$—	$238	$411	$18,707
	$2,224	$—	$238	$411	$18,707

Units outstanding	242	—	35	101	6,460

Portfolio shares held	55	—	3	10	730
Portfolio net asset value per share	$40.62	$42.35	$73.99	$40.92	$25.63
Investment in portfolio shares, at cost	$2,963	$—	$217	$464	$16,637

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$9	$350

EXPENSES
Charges for mortality and expense risk	7	—	1	1	47
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(7)	—	(1)	8	303

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	986	—	48	20	624
Net realized gain (loss) on shares redeemed	(34)	—	(26)	(2)	53
Net change in unrealized appreciation (depreciation) on investments	(931)	—	49	(10)	(266)
NET GAIN (LOSS) ON INVESTMENTS	21	—	71	8	411

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14	$—	$70	$16	$714
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
ASSETS
Investment in the portfolios, at fair value	$2,233	$2,219	$11,526	$3,955	$3,911
Net Assets	$2,233	$2,219	$11,526	$3,955	$3,911

NET ASSETS, representing:
Accumulation units	$2,233	$2,219	$11,526	$3,955	$3,911
	$2,233	$2,219	$11,526	$3,955	$3,911

Units outstanding	689	399	2,588	638	637

Portfolio shares held	42	35	170	99	89
Portfolio net asset value per share	$53.08	$64.21	$67.96	$39.88	$44.02
Investment in portfolio shares, at cost	$1,544	$2,208	$8,932	$4,033	$3,571

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$5	$2	$273	$—	$9

EXPENSES
Charges for mortality and expense risk	5	7	28	10	9
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	—	(5)	245	(10)	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	184	118	1,394	155	157
Net realized gain (loss) on shares redeemed	10	58	57	(2)	4
Net change in unrealized appreciation (depreciation) on investments	291	(119)	360	325	177
NET GAIN (LOSS) ON INVESTMENTS	485	57	1,811	478	338

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$485	$52	$2,056	$468	$338
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP Nasdaq-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$5,709	$43,481	$1,426	$508	$2,158
Net Assets	$5,709	$43,481	$1,426	$508	$2,158

NET ASSETS, representing:
Accumulation units	$5,709	$43,481	$1,426	$508	$2,158
	$5,709	$43,481	$1,426	$508	$2,158

Units outstanding	4,931	2,826	554	364	576

Portfolio shares held	5,709	690	45	19	46
Portfolio net asset value per share	$1.00	$62.98	$31.67	$26.16	$46.79
Investment in portfolio shares, at cost	$5,709	$37,609	$1,595	$818	$2,742

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP Nasdaq-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$237	$165	$—	$18	$31

EXPENSES
Charges for mortality and expense risk	14	103	4	1	5
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	223	62	(4)	17	26

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	4,855	143	—	68
Net realized gain (loss) on shares redeemed	—	300	(2)	(25)	(51)
Net change in unrealized appreciation (depreciation) on investments	—	3,187	(97)	42	29
NET GAIN (LOSS) ON INVESTMENTS	—	8,342	44	17	46

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$223	$8,404	$40	$34	$72
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus
ASSETS
Investment in the portfolios, at fair value	$7,198	$28,690	$4,161	$1,791	$9,595
Net Assets	$7,198	$28,690	$4,161	$1,791	$9,595

NET ASSETS, representing:
Accumulation units	$7,198	$28,690	$4,161	$1,791	$9,595
	$7,198	$28,690	$4,161	$1,791	$9,595

Units outstanding	1,467	4,391	296	553	6,853

Portfolio shares held	194	931	54	35	895
Portfolio net asset value per share	$37.02	$30.80	$77.13	$50.59	$10.72
Investment in portfolio shares, at cost	$6,382	$30,899	$2,565	$1,195	$18,458

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$95	$—	$—	$—	$335

EXPENSES
Charges for mortality and expense risk	18	70	10	4	25
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	77	(70)	(10)	(4)	310

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,288	282	—	—
Net realized gain (loss) on shares redeemed	45	(32)	39	7	(102)
Net change in unrealized appreciation (depreciation) on investments	505	785	371	428	(1,597)
NET GAIN (LOSS) ON INVESTMENTS	550	2,041	692	435	(1,699)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$627	$1,971	$682	$431	$(1,389)
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	ProFund VP UltraNasdaq-100	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$3,272,608	$1,727	$989,486,417	$24,523,550
Net Assets	$—	$3,272,608	$1,727	$989,486,417	$24,523,550

NET ASSETS, representing:
Accumulation units	$—	$3,272,608	$1,727	$989,486,417	$24,523,550
	$—	$3,272,608	$1,727	$989,486,417	$24,523,550

Units outstanding	—	530,819	298	20,531,918	654,222

Portfolio shares held	—	55,961	39	10,487,402	1,369,266
Portfolio net asset value per share	$43.63	$58.48	$44.65	$94.35	$17.91
Investment in portfolio shares, at cost	$—	$2,621,832	$1,563	$611,812,751	$17,184,461

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP UltraNasdaq-100	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$22,012	$25	$—	$—

EXPENSES
Charges for mortality and expense risk	—	7,616	4	1,617,620	25,084
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	—	14,396	21	(1,617,620)	(25,084)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	147,087	—	—	—
Net realized gain (loss) on shares redeemed	—	2,156	1	12,423,394	626,774
Net change in unrealized appreciation (depreciation) on investments	—	431,263	273	178,309,173	952,360
NET GAIN (LOSS) ON INVESTMENTS	—	580,506	274	190,732,567	1,579,134

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$—	$594,902	$295	$189,114,947	$1,554,050
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Small-Cap Value Portfolio**	AST Mid-Cap Growth Portfolio**	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$282,208,660	$—	$—	$267,192,021	$109,778,260
Net Assets	$282,208,660	$—	$—	$267,192,021	$109,778,260

NET ASSETS, representing:
Accumulation units	$282,208,660	$—	$—	$267,192,021	$109,778,260
	$282,208,660	$—	$—	$267,192,021	$109,778,260

Units outstanding	11,702,697	—	—	10,187,308	2,292,741

Portfolio shares held	11,434,711	—	—	5,080,662	1,369,489
Portfolio net asset value per share	$24.68	$—	$—	$52.59	$80.16
Investment in portfolio shares, at cost	$248,863,626	$—	$—	$198,293,116	$81,315,712

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/13/2024**	12/13/2024**	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	508,179	22,680	223,590	511,755	119,329
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(508,179)	(22,680)	(223,590)	(511,755)	(119,329)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,830,166	10,117,401	38,376,637	3,756,659	3,891,311
Net change in unrealized appreciation (depreciation) on investments	14,636,995	(6,814,845)	(18,215,732)	18,608,337	5,674,958
NET GAIN (LOSS) ON INVESTMENTS	16,467,161	3,302,556	20,160,905	22,364,996	9,566,269

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,958,982	$3,279,876	$19,937,315	$21,853,241	$9,446,940

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	LVIP American Century Mid Cap Value Fund (Standard Class II)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$134,715,685	$22,942,366	$15,459,495	$29,289,506	$24,731,106
Net Assets	$134,715,685	$22,942,366	$15,459,495	$29,289,506	$24,731,106

NET ASSETS, representing:
Accumulation units	$134,715,685	$22,942,366	$15,459,495	$29,289,506	$24,731,106
	$134,715,685	$22,942,366	$15,459,495	$29,289,506	$24,731,106

Units outstanding	5,982,680	726,711	347,517	916,098	1,007,773

Portfolio shares held	4,241,678	572,272	786,463	539,104	1,209,937
Portfolio net asset value per share	$31.76	$40.09	$19.66	$54.33	$20.44
Investment in portfolio shares, at cost	$106,570,094	$17,673,864	$15,660,537	$24,214,429	$22,404,224

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	LVIP American Century Mid Cap Value Fund (Standard Class II)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$391,528	$93,252	$136,214

EXPENSES
Charges for mortality and expense risk	268,077	41,893	14,185	53,716	37,621
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(268,077)	(41,893)	377,343	39,536	98,593

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,017,656	733,777	160,354	322,739
Net realized gain (loss) on shares redeemed	1,139,555	284,264	20,539	203,605	66,424
Net change in unrealized appreciation (depreciation) on investments	5,391,096	3,174,895	169,159	4,952,774	2,118,756
NET GAIN (LOSS) ON INVESTMENTS	6,530,651	4,476,815	923,475	5,316,733	2,507,919

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,262,574	$4,434,922	$1,300,818	$5,356,269	$2,606,512

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio**	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$64,112,631	$—	$596,527,016	$47,766,933	$257,743,451
Net Assets	$64,112,631	$—	$596,527,016	$47,766,933	$257,743,451

NET ASSETS, representing:
Accumulation units	$64,112,631	$—	$596,527,016	$47,766,933	$257,743,451
	$64,112,631	$—	$596,527,016	$47,766,933	$257,743,451

Units outstanding	3,097,225	—	20,399,134	2,259,176	11,904,476

Portfolio shares held	1,873,543	—	21,289,330	2,244,687	10,413,877
Portfolio net asset value per share	$34.22	$—	$28.02	$21.28	$24.75
Investment in portfolio shares, at cost	$62,900,183	$—	$460,543,463	$36,287,796	$196,062,503

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/6/2024**	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$1,390,901	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	112,153	372,887	817,126	96,728	499,471
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	1,278,748	(372,887)	(817,126)	(96,728)	(499,471)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,716,364	—	—	—	—
Net realized gain (loss) on shares redeemed	71,507	46,733,789	7,544,288	1,015,139	2,479,311
Net change in unrealized appreciation (depreciation) on investments	3,346,375	(24,326,742)	30,435,795	2,430,268	27,505,927
NET GAIN (LOSS) ON INVESTMENTS	5,134,246	22,407,047	37,980,083	3,445,407	29,985,238

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,412,994	$22,034,160	$37,162,957	$3,348,679	$29,485,767

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$44,294,651	$144,699,367	$81,205,163	$13,831,756	$160,209,738
Net Assets	$44,294,651	$144,699,367	$81,205,163	$13,831,756	$160,209,738

NET ASSETS, representing:
Accumulation units	$44,294,651	$144,699,367	$81,205,163	$13,831,756	$160,209,738
	$44,294,651	$144,699,367	$81,205,163	$13,831,756	$160,209,738

Units outstanding	1,174,642	6,387,699	5,091,474	942,446	7,488,656

Portfolio shares held	1,534,280	7,007,233	5,812,825	1,087,402	8,103,679
Portfolio net asset value per share	$28.87	$20.65	$13.97	$12.72	$19.77
Investment in portfolio shares, at cost	$32,937,387	$123,284,343	$76,083,642	$13,471,344	$138,199,393
STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$1,648,426	$1,572,400	$320,501	$2,033,893

EXPENSES
Charges for mortality and expense risk	104,757	272,184	165,548	26,739	288,769
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(104,757)	1,376,242	1,406,852	293,762	1,745,124

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,141,787	360,762	96,243	290,335
Net realized gain (loss) on shares redeemed	480,370	941,511	394,434	58,032	948,624
Net change in unrealized appreciation (depreciation) on investments	3,765,370	9,690,546	2,388,267	262,039	10,176,483
NET GAIN (LOSS) ON INVESTMENTS	4,245,740	11,773,844	3,143,463	416,314	11,415,442

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,140,983	$13,150,086	$4,550,315	$710,076	$13,160,566

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS® Growth Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$89,140,987	$14,248,692	$33,844,559	$24,070,330	$678,942,518
Net Assets	$89,140,987	$14,248,692	$33,844,559	$24,070,330	$678,942,518

NET ASSETS, representing:
Accumulation units	$89,140,987	$14,248,692	$33,844,559	$24,070,330	$678,942,518
	$89,140,987	$14,248,692	$33,844,559	$24,070,330	$678,942,518

Units outstanding	4,808,703	863,171	1,865,731	1,338,435	15,129,499

Portfolio shares held	6,097,195	987,435	2,621,577	1,772,484	5,397,428
Portfolio net asset value per share	$14.62	$14.43	$12.91	$13.58	$125.79
Investment in portfolio shares, at cost	$80,520,934	$18,337,421	$41,105,480	$34,419,290	$515,865,346

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS® Growth Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$1,578,768	$372,207	$759,705	$583,911	$1,925,668

EXPENSES
Charges for mortality and expense risk	173,826	31,908	74,172	55,156	1,191,645
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	1,404,942	340,299	685,533	528,755	734,023

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,210,581	—	—	—	12,289,909
Net realized gain (loss) on shares redeemed	690,937	(342,772)	(493,567)	(569,196)	2,760,381
Net change in unrealized appreciation (depreciation) on investments	3,164,783	751,986	2,026,620	1,649,713	131,885,771
NET GAIN (LOSS) ON INVESTMENTS	5,066,301	409,214	1,533,053	1,080,517	146,936,061

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,471,243	$749,513	$2,218,586	$1,609,272	$147,670,084

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$446,443,101	$169,728,644	$176,913,445	$136,102,295	$43,214,105
Net Assets	$446,443,101	$169,728,644	$176,913,445	$136,102,295	$43,214,105

NET ASSETS, representing:
Accumulation units	$446,443,101	$169,728,644	$176,913,445	$136,102,295	$43,214,105
	$446,443,101	$169,728,644	$176,913,445	$136,102,295	$43,214,105

Units outstanding	12,990,285	12,460,764	5,164,350	5,841,232	2,674,369

Portfolio shares held	6,528,855	9,562,177	3,187,630	3,836,029	3,009,339
Portfolio net asset value per share	$68.38	$17.75	$55.50	$35.48	$14.36
Investment in portfolio shares, at cost	$352,746,695	$181,048,934	$139,921,982	$134,224,089	$44,434,478

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$4,561,491	$2,056,037	$47,397	$458,433	$2,029,082

EXPENSES
Charges for mortality and expense risk	863,010	370,776	353,853	259,881	92,609
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	3,698,481	1,685,261	(306,456)	198,552	1,936,473

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	17,242,386	—	20,345,742	17,473,447	166,244
Net realized gain (loss) on shares redeemed	1,857,545	(72,347)	1,424,752	346,421	(58,441)
Net change in unrealized appreciation (depreciation) on investments	58,741,309	1,741,569	20,190,500	476,456	537,283
NET GAIN (LOSS) ON INVESTMENTS	77,841,240	1,669,222	41,960,994	18,296,324	645,086

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$81,539,721	$3,354,483	$41,654,538	$18,494,876	$2,581,559

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)
ASSETS
Investment in the portfolios, at fair value	$4,699,589	$10,248,628	$4,772,186	$15,371,437	$16,946,214
Net Assets	$4,699,589	$10,248,628	$4,772,186	$15,371,437	$16,946,214

NET ASSETS, representing:
Accumulation units	$4,699,589	$10,248,628	$4,772,186	$15,371,437	$16,946,214
	$4,699,589	$10,248,628	$4,772,186	$15,371,437	$16,946,214

Units outstanding	274,848	733,069	154,750	378,860	522,574

Portfolio shares held	286,735	821,204	92,198	694,911	732,018
Portfolio net asset value per share	$16.39	$12.48	$51.76	$22.12	$23.15
Investment in portfolio shares, at cost	$5,175,395	$9,562,413	$4,243,251	$11,509,317	$16,699,841

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$92,605	$100,606	$25,273	$52,154	$285,456

EXPENSES
Charges for mortality and expense risk	10,314	24,554	4,605	14,801	16,360
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	82,291	76,052	20,668	37,353	269,096

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	96,302	34,433	201,141	634,021	1,131,880
Net realized gain (loss) on shares redeemed	(19,622)	66,030	52,664	374,694	59,783
Net change in unrealized appreciation (depreciation) on investments	320,747	364,737	580,834	2,141,935	377,317
NET GAIN (LOSS) ON INVESTMENTS	397,427	465,200	834,639	3,150,650	1,568,980

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$479,718	$541,252	$855,307	$3,188,003	$1,838,076

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS® Washington Mutual Investors Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$108,775,125	$90,423,863	$56,539,256	$696,428,732	$121,350,957
Net Assets	$108,775,125	$90,423,863	$56,539,256	$696,428,732	$121,350,957

NET ASSETS, representing:
Accumulation units	$108,775,125	$90,423,863	$56,539,256	$696,428,732	$121,350,957
	$108,775,125	$90,423,863	$56,539,256	$696,428,732	$121,350,957

Units outstanding	9,308,274	3,992,893	2,317,052	19,550,594	4,339,880

Portfolio shares held	9,458,707	4,180,484	2,792,062	1,240,897	7,341,256
Portfolio net asset value per share	$11.50	$21.63	$20.25	$561.23	$16.53
Investment in portfolio shares, at cost	$119,701,194	$86,947,301	$54,868,018	$466,030,779	$102,859,931

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS® Washington Mutual Investors Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$4,384,243	$1,415,355	$793,141	$6,662,192	$1,786,058

EXPENSES
Charges for mortality and expense risk	240,654	196,375	131,128	1,500,007	258,568
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	4,143,589	1,218,980	662,013	5,162,185	1,527,490

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	6,410,168	3,404,259	401,902	821,105
Net realized gain (loss) on shares redeemed	(263,238)	176,645	27,031	5,345,439	436,037
Net change in unrealized appreciation (depreciation) on investments	(1,567,528)	797,914	3,293,375	114,536,514	14,309,538
NET GAIN (LOSS) ON INVESTMENTS	(1,830,766)	7,384,727	6,724,665	120,283,855	15,566,680

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,312,823	$8,603,707	$7,386,678	$125,446,040	$17,094,170

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	CVT EAFE International Index Portfolio (Class F)	CVT Nasdaq 100 Index Portfolio (Class F)	CVT S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$33,913,389	$111,299,711	$49,613,809	$26,328,616	$228,729
Net Assets	$33,913,389	$111,299,711	$49,613,809	$26,328,616	$228,729

NET ASSETS, representing:
Accumulation units	$33,913,389	$111,299,711	$49,613,809	$26,328,616	$228,729
	$33,913,389	$111,299,711	$49,613,809	$26,328,616	$228,729

Units outstanding	2,584,572	3,956,942	3,009,028	2,784,989	19,130

Portfolio shares held	357,548	684,879	387,941	2,261,909	13,100
Portfolio net asset value per share	$94.85	$162.51	$127.89	$11.64	$17.46
Investment in portfolio shares, at cost	$33,244,103	$84,572,646	$46,536,423	$26,423,980	$233,717

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	CVT EAFE International Index Portfolio (Class F)	CVT Nasdaq 100 Index Portfolio (Class F)	CVT S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$884,740	$344,082	$558,065	$—	$4,027

EXPENSES
Charges for mortality and expense risk	58,585	203,781	93,118	48,892	284
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	826,155	140,301	464,947	(48,892)	3,743

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	6,764,796	2,011,207	—	8,643
Net realized gain (loss) on shares redeemed	456,918	617,710	91,696	(37,886)	(4)
Net change in unrealized appreciation (depreciation) on investments	(667,558)	12,853,533	2,603,761	707,734	3,488
NET GAIN (LOSS) ON INVESTMENTS	(210,640)	20,236,039	4,706,664	669,848	12,127

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$615,515	$20,376,340	$5,171,611	$620,956	$15,870
The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST International Equity Portfolio	Franklin Small Cap Value VIP Fund (Class 2)***	Templeton Global Bond VIP Fund (Class 2)***	Franklin Rising Dividends VIP Fund (Class 2)***
ASSETS
Investment in the portfolios, at fair value	$143,898,518	$286,849,244	$91,822	$24,959	$1,745,260
Net Assets	$143,898,518	$286,849,244	$91,822	$24,959	$1,745,260

NET ASSETS, representing:
Accumulation units	$143,898,518	$286,849,244	$91,822	$24,959	$1,745,260
	$143,898,518	$286,849,244	$91,822	$24,959	$1,745,260

Units outstanding	15,212,916	24,388,748	7,064	2,552	144,079

Portfolio shares held	10,722,691	10,679,421	6,412	2,193	62,153
Portfolio net asset value per share	$13.42	$26.86	$14.32	$11.38	$28.08
Investment in portfolio shares, at cost	$146,682,721	$247,968,513	$90,239	$26,247	$1,742,504

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST International Equity Portfolio	Franklin Small Cap Value VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$99	$—	$2,188

EXPENSES
Charges for mortality and expense risk	293,946	593,863	29	14	484
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(293,946)	(593,863)	70	(14)	1,704

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	245	—	10,411
Net realized gain (loss) on shares redeemed	(201,720)	2,352,277	158	2	193
Net change in unrealized appreciation (depreciation) on investments	2,126,271	11,180,391	1,583	(1,289)	2,756
NET GAIN (LOSS) ON INVESTMENTS	1,924,551	13,532,668	1,986	(1,287)	13,360

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,630,605	$12,938,805	$2,056	$(1,301)	$15,064

***Subaccount became available for investment prior to 2024 but had no activity until 2024.
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	MFS® Investors Trust Series (Service Class)***	MFS® New Discovery Series (Service Class)***	MFS® Total Return Bond Series (Service Class)***	MFS® Total Return Series (Service Class)***	MFS® Utilities Series (Service Class)***
ASSETS
Investment in the portfolios, at fair value	$348,976	$207,584	$648,098	$800,811	$725,183
Net Assets	$348,976	$207,584	$648,098	$800,811	$725,183

NET ASSETS, representing:
Accumulation units	$348,976	$207,584	$648,098	$800,811	$725,183
	$348,976	$207,584	$648,098	$800,811	$725,183

Units outstanding	26,574	17,110	58,987	68,328	58,469

Portfolio shares held	8,973	19,310	57,506	35,371	21,699
Portfolio net asset value per share	$38.89	$10.75	$11.27	$22.64	$33.42
Investment in portfolio shares, at cost	$354,347	$206,722	$656,201	$822,207	$741,815

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Investors Trust Series (Service Class)	MFS® New Discovery Series (Service Class)	MFS® Total Return Bond Series (Service Class)	MFS® Total Return Series (Service Class)	MFS® Utilities Series (Service Class)
	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$952	$—	$8,267	$7,672	$4,935

EXPENSES
Charges for mortality and expense risk	140	75	159	270	215
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	812	(75)	8,108	7,402	4,720

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	14,861	—	—	16,456	6,871
Net realized gain (loss) on shares redeemed	42	6	4	(511)	637
Net change in unrealized appreciation (depreciation) on investments	(5,371)	862	(8,103)	(21,397)	(16,633)
NET GAIN (LOSS) ON INVESTMENTS	9,532	868	(8,099)	(5,452)	(9,125)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,344	$793	$9	$1,950	$(4,405)

***Subaccount became available for investment prior to 2024 but had no activity until 2024.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	MFS® Value Series (Service Class)***	ClearBridge Variable Mid Cap Portfolio (Class II)***	Franklin Global Real Estate VIP Fund (Class 2)***	Western Asset Core Plus VIT Portfolio (Class II)***	T. Rowe Price Blue Chip Growth Portfolio (Class II)***
ASSETS
Investment in the portfolios, at fair value	$1,585,791	$183,279	$35,426	$113,528	$1,999,422
Net Assets	$1,585,791	$183,279	$35,426	$113,528	$1,999,422

NET ASSETS, representing:
Accumulation units	$1,585,791	$183,279	$35,426	$113,528	$1,999,422
	$1,585,791	$183,279	$35,426	$113,528	$1,999,422

Units outstanding	131,497	14,885	3,082	10,572	133,506

Portfolio shares held	75,478	7,589	2,887	25,117	35,482
Portfolio net asset value per share	$21.01	$24.15	$12.27	$4.52	$56.35
Investment in portfolio shares, at cost	$1,654,948	$180,010	$37,338	$123,341	$1,935,634

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Value Series (Service Class)	ClearBridge Variable Mid Cap Portfolio (Class II)	Franklin Global Real Estate VIP Fund (Class 2)	Western Asset Core Plus VIT Portfolio (Class II)	T. Rowe Price Blue Chip Growth Portfolio (Class II)
	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$17,607	$398	$6	$8,754	$—

EXPENSES
Charges for mortality and expense risk	695	59	11	19	670
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	16,912	339	(5)	8,735	(670)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	93,533	3,171	—	—	80,778
Net realized gain (loss) on shares redeemed	(102)	156	(63)	(37)	1,004
Net change in unrealized appreciation (depreciation) on investments	(69,158)	3,269	(1,912)	(9,813)	63,789
NET GAIN (LOSS) ON INVESTMENTS	24,273	6,596	(1,975)	(9,850)	145,571

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$41,185	$6,935	$(1,980)	$(1,115)	$144,901

***Subaccount became available for investment prior to 2024 but had no activity until 2024.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Class II)***	T. Rowe Price Health Sciences Portfolio (Class II)***	T. Rowe Price Limited-Term Bond Portfolio (Class II)***	T. Rowe Price Mid-Cap Growth Portfolio (Class II)***
ASSETS
Investment in the portfolios, at fair value	$940,072	$655,263	$462,071	$1,415,882
Net Assets	$940,072	$655,263	$462,071	$1,415,882

NET ASSETS, representing:
Accumulation units	$940,072	$655,263	$462,071	$1,415,882
	$940,072	$655,263	$462,071	$1,415,882

Units outstanding	76,052	60,166	43,096	115,972

Portfolio shares held	33,312	13,760	98,945	53,249
Portfolio net asset value per share	$28.22	$47.62	$4.67	$26.59
Investment in portfolio shares, at cost	$973,033	$762,363	$465,605	$1,495,493

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Class II)	T. Rowe Price Health Sciences Portfolio (Class II)	T. Rowe Price Limited-Term Bond Portfolio (Class II)	T. Rowe Price Mid-Cap Growth Portfolio (Class II)
	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$3,710	$—	$4,889	$—

EXPENSES
Charges for mortality and expense risk	175	293	122	441
Reimbursement for excess expenses	—	—	—	—
NET INVESTMENT INCOME (LOSS)	3,535	(293)	4,767	(441)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	27,215	60,472	—	106,905
Net realized gain (loss) on shares redeemed	1,270	305	(25)	287
Net change in unrealized appreciation (depreciation) on investments	(32,961)	(107,100)	(3,534)	(79,611)
NET GAIN (LOSS) ON INVESTMENTS	(4,476)	(46,323)	(3,559)	27,581

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(941)	$(46,616)	$1,208	$27,140

***Subaccount became available for investment prior to 2024 but had no activity until 2024.

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$17,443,201	$(1,382,503)	$(630,072)	$(486,517)	$(384,282)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,722,514	9,675,520	1,937,798	3,237,489
Net change in unrealized appreciation (depreciation) on investments	—	11,619,680	56,723,952	23,933,561	16,258,358
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,443,201	11,959,691	65,769,400	25,384,842	19,111,565

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	938,910,776	53,100,602	17,756,711	21,934,513	19,959,516
Policy loans	(39,307,912)	(2,743,092)	(4,087,877)	(1,239,225)	(2,036,890)
Policy loan repayments and interest	3,823,131	1,684,209	1,830,687	286,943	545,781
Surrenders, withdrawals and death benefits	(26,603,239)	(7,353,281)	(9,188,377)	(1,204,069)	(4,868,443)
Net transfers between other subaccounts
or fixed rate option	(858,289,243)	90,806,881	8,669,593	13,523,720	13,979,694
Miscellaneous transactions	472,428	(257,892)	(52,101)	22,758	(183,305)
Other charges	(33,300,864)	(20,691,498)	(9,764,982)	(10,255,177)	(9,309,528)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(14,294,923)	114,545,929	5,163,654	23,069,463	18,086,825

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,148,278	126,505,620	70,933,054	48,454,305	37,198,390

NET ASSETS
Beginning of period	372,156,099	372,904,121	250,081,708	158,842,106	144,728,621
End of period	$375,304,377	$499,409,741	$321,014,762	$207,296,411	$181,927,011

Beginning units	112,462,890	74,471,656	34,655,740	4,993,644	6,427,926
Units issued	169,073,797	24,110,319	2,064,437	1,149,942	1,406,107
Units redeemed	(172,072,814)	(4,319,921)	(2,132,241)	(370,709)	(507,009)
Ending units	109,463,873	94,262,054	34,587,936	5,772,877	7,327,024
The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(491,802)	$(349,485)	$(50,541)	$(6,774,746)	$(339,485)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,661,616	1,210,323	842,089	74,130,331	2,779,247
Net change in unrealized appreciation (depreciation) on investments	33,253,461	12,273,369	1,228,578	460,640,927	16,379,072
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	38,423,275	13,134,207	2,020,126	527,996,512	18,818,834

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,303,714	16,800,653	4,168,687	247,275,885	15,019,880
Policy loans	(2,200,709)	(1,837,656)	(1,293,740)	(15,615,830)	(1,322,619)
Policy loan repayments and interest	1,116,342	643,045	619,924	8,104,874	612,039
Surrenders, withdrawals and death benefits	(6,244,062)	(3,390,968)	(2,364,571)	(31,202,516)	(2,724,113)
Net transfers between other subaccounts
or fixed rate option	14,756,922	9,923,975	229,058	196,569,587	8,363,715
Miscellaneous transactions	3,361	4,144	(1,933)	(309,855)	(8,528)
Other charges	(7,681,884)	(7,460,416)	(1,691,035)	(92,152,089)	(6,006,987)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	16,053,684	14,682,777	(333,610)	312,670,056	13,933,387

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,476,959	27,816,984	1,686,516	840,666,568	32,752,221

NET ASSETS
Beginning of period	181,114,491	149,738,106	48,452,224	2,069,418,574	123,799,708
End of period	$235,591,450	$177,555,090	$50,138,740	$2,910,085,142	$156,551,929

Beginning units	8,579,318	23,829,571	4,943,582	174,437,549	17,690,274
Units issued	1,082,356	3,256,003	400,571	27,715,091	2,125,251
Units redeemed	(524,180)	(1,170,787)	(438,754)	(8,402,968)	(1,091,531)
Ending units	9,137,494	25,914,787	4,905,399	193,749,672	18,723,994
The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(241,245)	$(1,291,257)	$(849,919)	$72,728	$(41,251)
Capital gains distributions received	—	—	—	717,601	137,965
Net realized gain (loss) on shares redeemed	123,648	18,713,428	7,096,779	633,897	120,157
Net change in unrealized appreciation (depreciation) on investments	208,770	125,931,283	19,897,324	(123,224)	1,180,560
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	91,173	143,353,454	26,144,184	1,301,002	1,397,431

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,352	38,449,616	31,960,928	32,582	53,932
Policy loans	(1,156,854)	(6,196,804)	(3,333,980)	(4,758)	(16,554)
Policy loan repayments and interest	2,078,434	2,259,398	1,551,775	5,611	10,903
Surrenders, withdrawals and death benefits	—	(13,104,877)	(6,544,511)	(438,991)	(141,655)
Net transfers between other subaccounts
or fixed rate option	(3,790,469)	31,463,674	15,433,646	(8,785,115)	27,447
Miscellaneous transactions	(25,836)	63,626	40,145	(62,621)	(4,206)
Other charges	(1,164,203)	(20,623,931)	(11,979,753)	(323,966)	(135,158)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,037,576)	32,310,702	27,128,250	(9,577,258)	(205,291)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,946,403)	175,664,156	53,272,434	(8,276,256)	1,192,140

NET ASSETS
Beginning of period	43,255,934	459,897,479	307,196,892	36,857,171	4,201,095
End of period	$39,309,531	$635,561,635	$360,469,326	$28,580,915	$5,393,235

Beginning units	10,712,562	43,188,733	13,847,625	16,316,248	1,324,888
Units issued	388,990	3,728,729	1,914,046	328,981	20,124
Units redeemed	(1,482,944)	(2,838,631)	(1,069,094)	(4,240,426)	(80,326)
Ending units	9,618,608	44,078,831	14,692,577	12,404,803	1,264,686
The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	LVIP American Century Disciplined Core Value Fund (Standard Class II)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(36,384)	$106,871	$(21,573)	$3,340	$28,844
Capital gains distributions received	648,916	289,197	—	—	65,688
Net realized gain (loss) on shares redeemed	768,803	212,883	(109,060)	203	(33,521)
Net change in unrealized appreciation (depreciation) on investments	950,028	(187,299)	361,425	31,148	398,152
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,331,363	421,652	230,792	34,691	459,163

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,872	65,369	28,219	6,497	1,119
Policy loans	(40,231)	(529)	(3,650)	—	—
Policy loan repayments and interest	31,723	448	3,482	2,186	—
Surrenders, withdrawals and death benefits	(163,206)	(405,881)	(81,529)	—	—
Net transfers between other subaccounts
or fixed rate option	(1,949,496)	(139,815)	(277,410)	—	(654,816)
Miscellaneous transactions	3,186	7,672	3,302	(17)	61
Other charges	(189,484)	(174,719)	(48,550)	(5,694)	(41,438)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,284,636)	(647,455)	(376,136)	2,972	(695,074)

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,727	(225,803)	(145,344)	37,663	(235,911)

NET ASSETS
Beginning of period	7,650,153	5,015,345	2,562,951	268,341	5,912,001
End of period	$7,696,880	$4,789,542	$2,417,607	$306,004	$5,676,090

Beginning units	1,628,544	864,483	866,102	71,165	1,216,213
Units issued	123,756	50,272	81,067	1,997	200,580
Units redeemed	(485,610)	(154,547)	(205,738)	(1,260)	(377,840)
Ending units	1,266,690	760,208	741,431	71,902	1,038,953
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$1,554	$1,149	$(952)	$2,993	$466
Capital gains distributions received	—	11,859	21,031	30,580	—
Net realized gain (loss) on shares redeemed	652	141	1,716	64	68
Net change in unrealized appreciation (depreciation) on investments	14,880	10,982	115,589	61,973	3,548
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,086	24,131	137,384	95,610	4,082

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,651	4,117	—	17,096	547
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	18,459	—	—	36,414	—
Miscellaneous transactions	51	15	26	30	—
Other charges	(8,154)	(3,204)	(7,885)	(8,811)	(1,138)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	19,007	928	(7,859)	44,729	(591)

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,093	25,059	129,525	140,339	3,491

NET ASSETS
Beginning of period	327,543	127,319	407,178	609,831	27,577
End of period	$363,636	$152,378	$536,703	$750,170	$31,068

Beginning units	199,887	25,351	282,761	162,353	6,178
Units issued	16,445	750	7	13,492	115
Units redeemed	(3,796)	(564)	(4,639)	(2,317)	(236)
Ending units	212,536	25,537	278,129	173,528	6,057

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	M Large Cap Growth Fund
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(35)	$(26,647)	$(621,017)	$241,311	$(3,484)
Capital gains distributions received	—	299,215	—	—	607,040
Net realized gain (loss) on shares redeemed	96	271,058	7,126,476	215,026	452,433
Net change in unrealized appreciation (depreciation) on investments	3,642	2,474,924	29,251,108	532,450	569,188
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,703	3,018,550	35,756,567	988,787	1,625,177

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	200,737	25,568,121	1,673,767	133,484
Policy loans	—	(154,217)	(3,462,147)	(292,308)	(17,596)
Policy loan repayments and interest	—	116,198	1,202,291	30,707	15,163
Surrenders, withdrawals and death benefits	—	(308,620)	(7,368,476)	(385,427)	(55,303)
Net transfers between other subaccounts
or fixed rate option	—	1,579,757	13,122,367	261,987	(2,350,111)
Miscellaneous transactions	—	(2,084)	(659)	(4,385)	(5,160)
Other charges	(2,560)	(188,239)	(9,471,906)	(547,713)	(210,483)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,560)	1,243,532	19,589,591	736,628	(2,490,006)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,143	4,262,082	55,346,158	1,725,415	(864,829)

NET ASSETS
Beginning of period	16,869	8,471,803	250,137,969	17,942,877	7,325,306
End of period	$18,012	$12,733,885	$305,484,127	$19,668,292	$6,460,477

Beginning units	7,310	1,760,312	25,813,182	1,791,987	131,490
Units issued	—	337,197	2,062,241	151,870	4,770
Units redeemed	(998)	(132,039)	(1,529,975)	(87,544)	(51,842)
Ending units	6,312	1,965,470	26,345,448	1,856,313	84,418
The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$53,442	$107,255	$81,504	$20	$3
Capital gains distributions received	181,186	—	358,950	—	1
Net realized gain (loss) on shares redeemed	(157,529)	15,453	69,119	(22)	11
Net change in unrealized appreciation (depreciation) on investments	62,450	6,699	207,653	404	(45)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	139,549	129,407	717,226	402	(30)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	87,273	83,930	92,200	197	56
Policy loans	(12,903)	(16,340)	(15,784)	—	—
Policy loan repayments and interest	11,083	14,720	17,060	—	—
Surrenders, withdrawals and death benefits	(109,585)	(49,177)	(51,148)	—	—
Net transfers between other subaccounts
or fixed rate option	288,210	222,183	(23,826)	—	—
Miscellaneous transactions	(32,305)	(69)	(1,134)	—	—
Other charges	(91,239)	(75,304)	(94,315)	(45)	(28)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	140,534	179,943	(76,947)	152	28

TOTAL INCREASE (DECREASE) IN NET ASSETS	280,083	309,350	640,279	554	(2)

NET ASSETS
Beginning of period	2,510,926	3,369,668	3,830,236	3,443	1,571
End of period	$2,791,009	$3,679,018	$4,470,515	$3,997	$1,569

Beginning units	57,882	160,109	109,884	981	351
Units issued	37,738	15,268	8,091	55	12
Units redeemed	(37,763)	(7,879)	(9,148)	(12)	(6)
Ending units	57,857	167,498	108,827	1,024	357
The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(7)	$—	$(1)	$8	$303
Capital gains distributions received	986	—	48	20	624
Net realized gain (loss) on shares redeemed	(34)	—	(26)	(2)	53
Net change in unrealized appreciation (depreciation) on investments	(931)	—	49	(10)	(266)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14	—	70	16	714

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56	—	—	—	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(506)	—	(602)	(35)	(318)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(450)	—	(602)	(35)	388

TOTAL INCREASE (DECREASE) IN NET ASSETS	(436)	—	(532)	(19)	1,102

NET ASSETS
Beginning of period	2,660	—	770	430	17,605
End of period	$2,224	$—	$238	$411	$18,707

Beginning units	289	—	141	110	6,327
Units issued	6	—	—	—	242
Units redeemed	(53)	—	(106)	(9)	(109)
Ending units	242	—	35	101	6,460
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$—	$(5)	$245	$(10)	$—
Capital gains distributions received	184	118	1,394	155	157
Net realized gain (loss) on shares redeemed	10	58	57	(2)	4
Net change in unrealized appreciation (depreciation) on investments	291	(119)	360	325	177
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	485	52	2,056	468	338

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56	56	268	113	113
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(33)	(637)	(188)	(66)	(63)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	23	(581)	80	47	50

TOTAL INCREASE (DECREASE) IN NET ASSETS	508	(529)	2,136	515	388

NET ASSETS
Beginning of period	1,725	2,748	9,390	3,440	3,523
End of period	$2,233	$2,219	$11,526	$3,955	$3,911

Beginning units	681	497	2,570	630	629
Units issued	20	9	63	19	19
Units redeemed	(12)	(107)	(45)	(11)	(11)
Ending units	689	399	2,588	638	637
The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP Nasdaq-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$223	$62	$(4)	$17	$26
Capital gains distributions received	—	4,855	143	—	68
Net realized gain (loss) on shares redeemed	—	300	(2)	(25)	(51)
Net change in unrealized appreciation (depreciation) on investments	—	3,187	(97)	42	29
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	223	8,404	40	34	72

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	169	339	56	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	(76)	—	—	—	—
Other charges	(201)	(2,924)	(24)	(43)	(183)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(108)	(2,585)	32	(43)	(183)

TOTAL INCREASE (DECREASE) IN NET ASSETS	115	5,819	72	(9)	(111)

NET ASSETS
Beginning of period	5,594	37,662	1,354	517	2,269
End of period	$5,709	$43,481	$1,426	$508	$2,158

Beginning units	5,029	3,014	542	394	625
Units issued	148	24	22	—	—
Units redeemed	(246)	(212)	(10)	(30)	(49)
Ending units	4,931	2,826	554	364	576
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$77	$(70)	$(10)	$(4)	$310
Capital gains distributions received	—	1,288	282	—	—
Net realized gain (loss) on shares redeemed	45	(32)	39	7	(102)
Net change in unrealized appreciation (depreciation) on investments	505	785	371	428	(1,597)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	627	1,971	682	431	(1,389)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	882	56	56	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	(25)	—	—
Other charges	(589)	(280)	(66)	(26)	(104)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(589)	602	(35)	30	602

TOTAL INCREASE (DECREASE) IN NET ASSETS	38	2,573	647	461	(787)

NET ASSETS
Beginning of period	7,160	26,117	3,514	1,330	10,382
End of period	$7,198	$28,690	$4,161	$1,791	$9,595

Beginning units	1,594	4,298	299	543	6,448
Units issued	—	137	4	19	474
Units redeemed	(127)	(44)	(7)	(9)	(69)
Ending units	1,467	4,391	296	553	6,853
The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	ProFund VP UltraNasdaq-100	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$—	$14,396	$21	$(1,617,620)	$(25,084)
Capital gains distributions received	—	147,087	—	—	—
Net realized gain (loss) on shares redeemed	—	2,156	1	12,423,394	626,774
Net change in unrealized appreciation (depreciation) on investments	—	431,263	273	178,309,173	952,360
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	—	594,902	295	189,114,947	1,554,050

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	712	56	76,334,310	2,468,159
Policy loans	—	—	—	(7,734,120)	(459,453)
Policy loan repayments and interest	—	—	—	1,920,305	184,591
Surrenders, withdrawals and death benefits	—	—	—	(14,607,555)	(1,045,083)
Net transfers between other subaccounts
or fixed rate option	—	—	—	139,624,965	(202,037)
Miscellaneous transactions	—	(27)	—	(6,956)	583
Other charges	—	(6,282)	(26)	(33,377,300)	(777,055)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	—	(5,597)	30	162,153,649	169,705

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	589,305	325	351,268,596	1,723,755

NET ASSETS
Beginning of period	—	2,683,303	1,402	638,217,821	22,799,795
End of period	$—	$3,272,608	$1,727	$989,486,417	$24,523,550

Beginning units	—	531,799	293	17,028,422	647,712
Units issued	—	124	10	4,038,959	58,592
Units redeemed	—	(1,104)	(5)	(535,463)	(52,082)
Ending units	—	530,819	298	20,531,918	654,222
The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/13/2024**	12/13/2024**	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(508,179)	$(22,680)	$(223,590)	$(511,755)	$(119,329)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,830,166	10,117,401	38,376,637	3,756,659	3,891,311
Net change in unrealized appreciation (depreciation) on investments	14,636,995	(6,814,845)	(18,215,732)	18,608,337	5,674,958
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,958,982	3,279,876	19,937,315	21,853,241	9,446,940

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,423,493	2,646,968	15,193,407	30,790,676	6,382,433
Policy loans	(4,234,792)	(680,881)	(843,633)	(2,914,421)	(1,293,180)
Policy loan repayments and interest	1,841,895	229,678	332,919	1,077,429	569,685
Surrenders, withdrawals and death benefits	(10,225,921)	(760,780)	(2,091,268)	(5,542,990)	(2,837,229)
Net transfers between other subaccounts
or fixed rate option	(1,304,246)	(26,125,543)	(130,199,080)	10,318,737	30,541,157
Miscellaneous transactions	12,596	(3,925)	17,494	(1,929)	(555,199)
Other charges	(11,672,865)	(726,096)	(5,472,315)	(10,917,807)	(2,305,146)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(159,840)	(25,420,579)	(123,062,476)	22,809,695	30,502,521

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,799,142	(22,140,703)	(103,125,161)	44,662,936	39,949,461

NET ASSETS
Beginning of period	266,409,518	22,140,703	103,125,161	222,529,085	69,828,799
End of period	$282,208,660	$—	$—	$267,192,021	$109,778,260

Beginning units	11,723,044	595,305	4,592,620	9,254,935	1,677,609
Units issued	703,382	76,556	624,578	1,376,976	982,101
Units redeemed	(723,729)	(671,861)	(5,217,198)	(444,603)	(366,969)
Ending units	11,702,697	—	—	10,187,308	2,292,741

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	LVIP American Century Mid Cap Value Fund (Standard Class II)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(268,077)	$(41,893)	$377,343	$39,536	$98,593
Capital gains distributions received	—	1,017,656	733,777	160,354	322,739
Net realized gain (loss) on shares redeemed	1,139,555	284,264	20,539	203,605	66,424
Net change in unrealized appreciation (depreciation) on investments	5,391,096	3,174,895	169,159	4,952,774	2,118,756
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,262,574	4,434,922	1,300,818	5,356,269	2,606,512

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,035,622	2,155,485	1,036,597	3,805,019	1,674,561
Policy loans	(1,083,962)	(157,158)	(406,456)	(235,999)	(144,832)
Policy loan repayments and interest	228,172	4,912	159,805	20,867	27,842
Surrenders, withdrawals and death benefits	(1,752,723)	(162,377)	(817,948)	(142,266)	(279,706)
Net transfers between other subaccounts
or fixed rate option	3,116,830	524,503	(534,619)	380,040	702,794
Miscellaneous transactions	(9,926)	(2,945)	6,894	(459)	(1,135)
Other charges	(5,624,006)	(810,310)	(402,880)	(1,165,815)	(848,004)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	10,910,007	1,552,110	(958,607)	2,661,387	1,131,520

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,172,581	5,987,032	342,211	8,017,656	3,738,032

NET ASSETS
Beginning of period	117,543,104	16,955,334	15,117,284	21,271,850	20,993,074
End of period	$134,715,685	$22,942,366	$15,459,495	$29,289,506	$24,731,106

Beginning units	5,493,703	670,543	369,014	818,027	953,820
Units issued	674,658	98,290	22,353	147,443	98,038
Units redeemed	(185,681)	(42,122)	(43,850)	(49,372)	(44,085)
Ending units	5,982,680	726,711	347,517	916,098	1,007,773

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/6/2024**	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$1,278,748	$(372,887)	$(817,126)	$(96,728)	$(499,471)
Capital gains distributions received	1,716,364	—	—	—	—
Net realized gain (loss) on shares redeemed	71,507	46,733,789	7,544,288	1,015,139	2,479,311
Net change in unrealized appreciation (depreciation) on investments	3,346,375	(24,326,742)	30,435,795	2,430,268	27,505,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,412,994	22,034,160	37,162,957	3,348,679	29,485,767

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,603,862	17,230,572	40,853,542	5,547,801	23,079,575
Policy loans	(764,751)	(968,420)	(5,072,064)	(558,442)	(2,940,196)
Policy loan repayments and interest	122,503	201,554	2,254,750	333,316	854,748
Surrenders, withdrawals and death benefits	(1,200,177)	(1,080,312)	(10,744,681)	(1,455,344)	(5,799,397)
Net transfers between other subaccounts
or fixed rate option	1,123,707	(175,767,157)	188,321,189	(789,694)	7,683,609
Miscellaneous transactions	24,937	5,337	(10,384)	(217)	(7,398)
Other charges	(3,114,919)	(7,209,304)	(20,663,160)	(2,630,863)	(10,676,864)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	4,795,162	(167,587,730)	194,939,192	446,557	12,194,077

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,208,156	(145,553,570)	232,102,149	3,795,236	41,679,844

NET ASSETS
Beginning of period	52,904,475	145,553,570	364,424,867	43,971,697	216,063,607
End of period	$64,112,631	$—	$596,527,016	$47,766,933	$257,743,451

Beginning units	2,816,376	4,328,677	13,881,967	2,236,251	11,551,978
Units issued	446,503	464,823	7,233,628	249,305	1,069,534
Units redeemed	(165,654)	(4,793,500)	(716,461)	(226,380)	(717,036)
Ending units	3,097,225	—	20,399,134	2,259,176	11,904,476

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(104,757)	$1,376,242	$1,406,852	$293,762	$1,745,124
Capital gains distributions received	—	1,141,787	360,762	96,243	290,335
Net realized gain (loss) on shares redeemed	480,370	941,511	394,434	58,032	948,624
Net change in unrealized appreciation (depreciation) on investments	3,765,370	9,690,546	2,388,267	262,039	10,176,483
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,140,983	13,150,086	4,550,315	710,076	13,160,566

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,256,988	21,381,054	12,821,772	2,497,166	28,502,289
Policy loans	(613,578)	(927,126)	(186,338)	(52,978)	(645,498)
Policy loan repayments and interest	128,015	269,547	242,179	44,642	391,853
Surrenders, withdrawals and death benefits	(431,381)	(1,207,624)	(1,360,577)	(211,576)	(1,746,181)
Net transfers between other subaccounts
or fixed rate option	192,106	13,869,877	4,394,075	174,734	15,037,011
Miscellaneous transactions	(2,464)	25,574	(9,563)	(460)	(22,591)
Other charges	(2,214,336)	(6,719,436)	(5,122,788)	(1,016,724)	(8,768,743)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	2,315,350	26,691,866	10,778,760	1,434,804	32,748,140

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,456,333	39,841,952	15,329,075	2,144,880	45,908,706

NET ASSETS
Beginning of period	37,838,318	104,857,415	65,876,088	11,686,876	114,301,032
End of period	$44,294,651	$144,699,367	$81,205,163	$13,831,756	$160,209,738

Beginning units	1,110,968	5,179,072	4,406,327	842,101	5,877,197
Units issued	118,890	1,435,584	979,990	191,428	1,933,961
Units redeemed	(55,216)	(226,957)	(294,843)	(91,083)	(322,502)
Ending units	1,174,642	6,387,699	5,091,474	942,446	7,488,656

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS® Growth Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$1,404,942	$340,299	$685,533	$528,755	$734,023
Capital gains distributions received	1,210,581	—	—	—	12,289,909
Net realized gain (loss) on shares redeemed	690,937	(342,772)	(493,567)	(569,196)	2,760,381
Net change in unrealized appreciation (depreciation) on investments	3,164,783	751,986	2,026,620	1,649,713	131,885,771
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,471,243	749,513	2,218,586	1,609,272	147,670,084

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,914,298	2,263,507	4,204,210	2,651,815	71,513,057
Policy loans	(491,323)	(79,966)	(201,222)	(67,687)	(4,060,068)
Policy loan repayments and interest	302,123	76,919	46,558	55,769	630,554
Surrenders, withdrawals and death benefits	(698,273)	(138,405)	(314,042)	(245,087)	(8,082,848)
Net transfers between other subaccounts
or fixed rate option	4,993,743	375,428	(177,972)	98,991	60,055,700
Miscellaneous transactions	6,258	171	(4,117)	315	14,175
Other charges	(4,926,149)	(979,418)	(1,711,423)	(1,362,114)	(27,953,582)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	11,100,677	1,518,236	1,841,992	1,132,002	92,116,988

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,571,920	2,267,749	4,060,578	2,741,274	239,787,072

NET ASSETS
Beginning of period	71,569,067	11,980,943	29,783,981	21,329,056	439,155,446
End of period	$89,140,987	$14,248,692	$33,844,559	$24,070,330	$678,942,518

Beginning units	4,203,066	768,415	1,765,321	1,272,471	12,884,464
Units issued	919,920	175,990	229,781	148,258	2,599,871
Units redeemed	(314,283)	(81,234)	(129,371)	(82,294)	(354,836)
Ending units	4,808,703	863,171	1,865,731	1,338,435	15,129,499

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$3,698,481	$1,685,261	$(306,456)	$198,552	$1,936,473
Capital gains distributions received	17,242,386	—	20,345,742	17,473,447	166,244
Net realized gain (loss) on shares redeemed	1,857,545	(72,347)	1,424,752	346,421	(58,441)
Net change in unrealized appreciation (depreciation) on investments	58,741,309	1,741,569	20,190,500	476,456	537,283
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	81,539,721	3,354,483	41,654,538	18,494,876	2,581,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,894,174	22,728,598	15,096,533	16,640,950	4,740,898
Policy loans	(1,680,871)	(1,201,458)	(963,669)	(1,078,317)	(182,279)
Policy loan repayments and interest	777,120	236,766	291,810	223,632	33,968
Surrenders, withdrawals and death benefits	(5,382,598)	(1,504,829)	(2,101,215)	(1,914,713)	(577,258)
Net transfers between other subaccounts
or fixed rate option	17,519,120	11,759,446	7,329,526	4,342,712	2,391,060
Miscellaneous transactions	6,001	(11,640)	19,285	4,413	(3,873)
Other charges	(18,879,144)	(7,538,256)	(7,256,926)	(6,274,016)	(2,249,209)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	38,253,802	24,468,627	12,415,344	11,944,661	4,153,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	119,793,523	27,823,110	54,069,882	30,439,537	6,734,866

NET ASSETS
Beginning of period	326,649,578	141,905,534	122,843,563	105,662,758	36,479,239
End of period	$446,443,101	$169,728,644	$176,913,445	$136,102,295	$43,214,105

Beginning units	11,785,395	10,738,897	4,768,755	5,302,189	2,413,146
Units issued	1,521,257	2,059,227	556,487	698,959	362,921
Units redeemed	(316,367)	(337,360)	(160,892)	(159,916)	(101,698)
Ending units	12,990,285	12,460,764	5,164,350	5,841,232	2,674,369

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$82,291	$76,052	$20,668	$37,353	$269,096
Capital gains distributions received	96,302	34,433	201,141	634,021	1,131,880
Net realized gain (loss) on shares redeemed	(19,622)	66,030	52,664	374,694	59,783
Net change in unrealized appreciation (depreciation) on investments	320,747	364,737	580,834	2,141,935	377,317
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	479,718	541,252	855,307	3,188,003	1,838,076

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	314,155	854,668	1,307,892
Policy loans	(5,003)	(74,042)	(68,852)	(296,665)	(375,206)
Policy loan repayments and interest	—	—	12,285	63,797	147,108
Surrenders, withdrawals and death benefits	(65,225)	(130,890)	(90,978)	(754,434)	(403,818)
Net transfers between other subaccounts
or fixed rate option	(4,436)	(45,037)	(246,078)	(595,706)	240,111
Miscellaneous transactions	(4,438)	(258)	(9,068)	22,151	(2,570)
Other charges	(95,981)	(480,109)	(92,551)	(323,276)	(361,931)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(175,083)	(730,336)	(181,087)	(1,029,465)	551,586

TOTAL INCREASE (DECREASE) IN NET ASSETS	304,635	(189,084)	674,220	2,158,538	2,389,662

NET ASSETS
Beginning of period	4,394,954	10,437,712	4,097,966	13,212,899	14,556,552
End of period	$4,699,589	$10,248,628	$4,772,186	$15,371,437	$16,946,214

Beginning units	285,188	784,909	160,493	406,992	504,133
Units issued	128	2,106	10,985	17,600	54,171
Units redeemed	(10,468)	(53,946)	(16,728)	(45,732)	(35,730)
Ending units	274,848	733,069	154,750	378,860	522,574

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS® Washington Mutual Investors Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$4,143,589	$1,218,980	$662,013	$5,162,185	$1,527,490
Capital gains distributions received	—	6,410,168	3,404,259	401,902	821,105
Net realized gain (loss) on shares redeemed	(263,238)	176,645	27,031	5,345,439	436,037
Net change in unrealized appreciation (depreciation) on investments	(1,567,528)	797,914	3,293,375	114,536,514	14,309,538
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,312,823	8,603,707	7,386,678	125,446,040	17,094,170

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,745,488	10,147,729	4,885,651	69,511,177	14,637,455
Policy loans	(458,904)	(301,465)	(621,044)	(2,455,973)	(387,337)
Policy loan repayments and interest	180,201	114,803	36,425	329,044	68,967
Surrenders, withdrawals and death benefits	(1,365,583)	(988,739)	(448,677)	(3,190,020)	(1,050,476)
Net transfers between other subaccounts
or fixed rate option	7,219,209	2,700,718	999,125	44,945,375	11,836,966
Miscellaneous transactions	(6,729)	(4,661)	2,522	17,888	6,183
Other charges	(6,696,248)	(4,395,993)	(2,339,249)	(32,256,482)	(5,657,427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	13,617,434	7,272,392	2,514,753	76,901,009	19,454,331

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,930,257	15,876,099	9,901,431	202,347,049	36,548,501

NET ASSETS
Beginning of period	92,844,868	74,547,764	46,637,825	494,081,683	84,802,456
End of period	$108,775,125	$90,423,863	$56,539,256	$696,428,732	$121,350,957

Beginning units	8,124,270	3,660,163	2,211,507	17,237,089	3,510,031
Units issued	1,385,805	435,756	179,889	2,813,214	962,685
Units redeemed	(201,801)	(103,026)	(74,344)	(499,709)	(132,836)
Ending units	9,308,274	3,992,893	2,317,052	19,550,594	4,339,880

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	CVT EAFE International Index Portfolio (Class F)	CVT Nasdaq 100 Index Portfolio (Class F)	CVT S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$826,155	$140,301	$464,947	$(48,892)	$3,743
Capital gains distributions received	—	6,764,796	2,011,207	—	8,643
Net realized gain (loss) on shares redeemed	456,918	617,710	91,696	(37,886)	(4)
Net change in unrealized appreciation (depreciation) on investments	(667,558)	12,853,533	2,603,761	707,734	3,488
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	615,515	20,376,340	5,171,611	620,956	15,870

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,738,057	14,356,188	7,676,221	3,881,892	3,754
Policy loans	(66,811)	(958,853)	(170,594)	(235,232)	—
Policy loan repayments and interest	28,761	167,250	61,143	66,404	—
Surrenders, withdrawals and death benefits	(140,688)	(846,656)	(284,195)	(563,030)	—
Net transfers between other subaccounts
or fixed rate option	4,491,302	7,187,920	2,739,043	1,700,991	154,103
Miscellaneous transactions	(75,005)	7,200	10,147	1,140	16
Other charges	(1,891,798)	(5,674,599)	(2,491,199)	(1,361,346)	(2,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	9,083,818	14,238,450	7,540,566	3,490,819	155,304

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,699,333	34,614,790	12,712,177	4,111,775	171,174

NET ASSETS
Beginning of period	24,214,056	76,684,921	36,901,632	22,216,841	57,555
End of period	$33,913,389	$111,299,711	$49,613,809	$26,328,616	$228,729

Beginning units	1,896,003	3,396,760	2,531,500	2,409,324	5,386
Units issued	1,437,098	660,502	552,406	539,149	13,981
Units redeemed	(748,529)	(100,320)	(74,878)	(163,484)	(237)
Ending units	2,584,572	3,956,942	3,009,028	2,784,989	19,130

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST International Equity Portfolio	Franklin Small Cap Value VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)
	1/1/2024	1/1/2024	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(293,946)	$(593,863)	$70	$(14)	$1,704
Capital gains distributions received	—	—	245	—	10,411
Net realized gain (loss) on shares redeemed	(201,720)	2,352,277	158	2	193
Net change in unrealized appreciation (depreciation) on investments	2,126,271	11,180,391	1,583	(1,289)	2,756
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,630,605	12,938,805	2,056	(1,301)	15,064

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,071,800	28,809,511	15,729	1,751	103,374
Policy loans	(1,377,743)	(2,827,377)	—	—	—
Policy loan repayments and interest	745,017	1,511,947	—	—	29
Surrenders, withdrawals and death benefits	(3,100,718)	(5,534,891)	—	(886)	(37)
Net transfers between other subaccounts
or fixed rate option	8,343,386	8,992,492	77,879	26,486	1,657,913
Miscellaneous transactions	920	(19,954)	18	(3)	122
Other charges	(7,468,557)	(10,617,265)	(3,860)	(1,088)	(31,205)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	16,214,105	20,314,463	89,766	26,260	1,730,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,844,710	33,253,268	91,822	24,959	1,745,260

NET ASSETS
Beginning of period	126,053,808	253,595,976	—	—	—
End of period	$143,898,518	$286,849,244	$91,822	$24,959	$1,745,260

Beginning units	13,489,468	22,690,143	—	—	—
Units issued	2,558,125	2,901,102	7,357	2,726	144,658
Units redeemed	(834,677)	(1,202,497)	(293)	(174)	(579)
Ending units	15,212,916	24,388,748	7,064	2,552	144,079

***Subaccount became available for investment prior to 2024 but had no activity until 2024.
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Investors Trust Series (Service Class)	MFS® New Discovery Series (Service Class)	MFS® Total Return Bond Series (Service Class)	MFS® Total Return Series (Service Class)	MFS® Utilities Series (Service Class)
	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$812	$(75)	$8,108	$7,402	$4,720
Capital gains distributions received	14,861	—	—	16,456	6,871
Net realized gain (loss) on shares redeemed	42	6	4	(511)	637
Net change in unrealized appreciation (depreciation) on investments	(5,371)	862	(8,103)	(21,397)	(16,633)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,344	793	9	1,950	(4,405)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,249	21,353	23,425	31,454	112,091
Policy loans	—	(3,940)	(3,373)	(1,970)	(2,070)
Policy loan repayments and interest	—	116	245	237	66
Surrenders, withdrawals and death benefits	—	—	—	(2,500)	(794)
Net transfers between other subaccounts
or fixed rate option	326,634	193,920	640,062	788,253	654,513
Miscellaneous transactions	(1)	153	125	81	176
Other charges	(5,250)	(4,811)	(12,395)	(16,694)	(34,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	338,632	206,791	648,089	798,861	729,588

TOTAL INCREASE (DECREASE) IN NET ASSETS	348,976	207,584	648,098	800,811	725,183

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$348,976	$207,584	$648,098	$800,811	$725,183

Beginning units	—	—	—	—	—
Units issued	26,965	17,612	59,528	72,066	59,484
Units redeemed	(391)	(502)	(541)	(3,738)	(1,015)
Ending units	26,574	17,110	58,987	68,328	58,469

***Subaccount became available for investment prior to 2024 but had no activity until 2024.

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Value Series (Service Class)	ClearBridge Variable Mid Cap Portfolio (Class II)	Franklin Global Real Estate VIP Fund (Class 2)	Western Asset Core Plus VIT Portfolio (Class II)	T. Rowe Price Blue Chip Growth Portfolio (Class II)
	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$16,912	$339	(5)	8,735	(670)
Capital gains distributions received	93,533	3,171	—	—	80,778
Net realized gain (loss) on shares redeemed	(102)	156	(63)	(37)	1,004
Net change in unrealized appreciation (depreciation) on investments	(69,158)	3,269	(1,912)	(9,813)	63,789
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	41,185	6,935	(1,980)	(1,115)	144,901

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,969	21,578	2,965	404	225,656
Policy loans	(3,453)	—	—	—	(7,908)
Policy loan repayments and interest	203	—	—	—	358
Surrenders, withdrawals and death benefits	—	(6)	(4)	—	(3,011)
Net transfers between other subaccounts
or fixed rate option	1,529,371	160,592	35,353	115,402	1,691,188
Miscellaneous transactions	217	51	174	—	(1,677)
Other charges	(33,701)	(5,871)	(1,082)	(1,163)	(50,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,544,606	176,344	37,406	114,643	1,854,521

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,585,791	183,279	35,426	113,528	1,999,422

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$1,585,791	$183,279	35,426	113,528	1,999,422

Beginning units	—	—	—	—	—
Units issued	133,096	15,195	3,245	10,651	134,434
Units redeemed	(1,599)	(310)	(163)	(79)	(928)
Ending units	131,497	14,885	3,082	10,572	133,506
***Subaccount became available for investment prior to 2024 but had no activity until 2024.

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Class II)	T. Rowe Price Health Sciences Portfolio (Class II)	T. Rowe Price Limited-Term Bond Portfolio (Class II)	T. Rowe Price Mid-Cap Growth Portfolio (Class II)
	1/1/2024***	1/1/2024***	1/1/2024***	1/1/2024***
	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$3,535	$(293)	$4,767	$(441)
Capital gains distributions received	27,215	60,472	—	106,905
Net realized gain (loss) on shares redeemed	1,270	305	(25)	287
Net change in unrealized appreciation (depreciation) on investments	(32,961)	(107,100)	(3,534)	(79,611)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(941)	(46,616)	1,208	27,140

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	44,185	109,506	20,005	88,364
Policy loans	—	(10,683)	—	—
Policy loan repayments and interest	29	22	1	169
Surrenders, withdrawals and death benefits	—	—	—	(1,972)
Net transfers between other subaccounts
or fixed rate option	916,098	625,442	448,599	1,326,652
Miscellaneous transactions	222	(38)	2	(487)
Other charges	(19,521)	(22,370)	(7,744)	(23,984)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	941,013	701,879	460,863	1,388,742

TOTAL INCREASE (DECREASE) IN NET ASSETS	940,072	655,263	462,071	1,415,882

NET ASSETS
Beginning of period	—	—	—	—
End of period	$940,072	$655,263	$462,071	$1,415,882

Beginning units	—	—	—	—
Units issued	78,578	61,267	43,725	116,457
Units redeemed	(2,526)	(1,101)	(629)	(485)
Ending units	76,052	60,166	43,096	115,972

***Subaccount became available for investment prior to 2024 but had no activity until 2024.

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$15,664,931	$(1,060,793)	$(414,565)	$(362,226)	$(300,114)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	282,158	5,567,101	1,647,536	822,532
Net change in unrealized appreciation (depreciation) on investments	—	23,917,502	46,155,552	21,189,595	17,285,825
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,664,931	23,138,867	51,308,088	22,474,905	17,808,243

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	715,410,528	40,572,503	11,705,967	18,999,544	15,881,674
Policy loans	(51,664,158)	(2,093,048)	(2,476,263)	(747,844)	(2,253,547)
Policy loan repayments and interest	3,494,339	1,294,699	1,168,040	165,242	373,609
Surrenders, withdrawals and death benefits	(14,262,876)	(6,310,723)	(4,672,153)	(1,508,580)	(1,243,371)
Net transfers between other subaccounts
or fixed rate option	(603,848,071)	29,663,398	47,177,191	7,983,669	14,867,675
Miscellaneous transactions	421,208	55,605	171,969	138,096	98,720
Other charges	(30,532,568)	(19,091,822)	(7,112,579)	(9,387,465)	(8,262,242)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	19,018,402	44,090,612	45,962,172	15,642,662	19,462,518

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,683,333	67,229,479	97,270,260	38,117,567	37,270,761

NET ASSETS
Beginning of period	337,472,766	305,674,642	152,811,448	120,724,539	107,457,860
End of period	$372,156,099	$372,904,121	$250,081,708	$158,842,106	$144,728,621

Beginning units	113,458,199	65,072,612	29,400,954	4,586,228	5,451,815
Units issued	115,841,367	14,747,912	9,069,975	830,641	1,797,193
Units redeemed	(116,836,676)	(5,348,868)	(3,815,189)	(423,225)	(821,082)
Ending units	112,462,890	74,471,656	34,655,740	4,993,644	6,427,926
The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(365,084)	$(283,070)	$(26,304)	$(4,888,167)	$(254,202)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,614,447	743,565	1,629,765	31,781,029	1,704,224
Net change in unrealized appreciation (depreciation) on investments	18,392,404	14,382,931	(174,085)	369,755,889	17,398,784
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	22,641,767	14,843,426	1,429,376	396,648,751	18,848,806

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,427,151	14,747,547	2,440,915	184,471,520	13,579,492
Policy loans	(1,739,527)	(1,046,344)	(672,829)	(13,926,810)	(911,702)
Policy loan repayments and interest	777,078	480,795	180,117	5,052,399	379,797
Surrenders, withdrawals and death benefits	(3,504,003)	(2,277,456)	(1,565,930)	(28,517,730)	(1,703,763)
Net transfers between other subaccounts
or fixed rate option	11,007,750	12,996,411	21,422,493	137,739,066	9,438,391
Miscellaneous transactions	353,555	24,924	(22,072)	765,995	59,443
Other charges	(6,753,884)	(7,161,189)	(980,575)	(75,459,989)	(5,336,126)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,568,120	17,764,688	20,802,119	210,124,451	15,505,532

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,209,887	32,608,114	22,231,495	606,773,202	34,354,338

NET ASSETS
Beginning of period	143,904,604	117,129,992	26,220,729	1,462,645,372	89,445,370
End of period	$181,114,491	$149,738,106	$48,452,224	$2,069,418,574	$123,799,708

Beginning units	7,799,635	20,936,782	2,707,550	160,744,663	16,135,096
Units issued	2,056,730	4,445,730	2,772,771	26,280,647	3,226,985
Units redeemed	(1,277,047)	(1,552,941)	(536,739)	(12,587,761)	(1,671,807)
Ending units	8,579,318	23,829,571	4,943,582	174,437,549	17,690,274

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(310,402)	$(883,768)	$(487,913)	$155,499	$(26,088)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(95,981)	9,868,579	2,343,028	(100,802)	32,013
Net change in unrealized appreciation (depreciation) on investments	2,671,144	146,242,785	29,837,421	4,954,992	1,235,498
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,264,761	155,227,596	31,692,536	5,009,689	1,241,423

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2	33,439,203	17,855,533	38,190	98,702
Policy loans	(19,290,113)	(4,791,237)	(1,699,361)	(4,486)	(1,330)
Policy loan repayments and interest	1,091,319	1,610,047	665,726	5,368	17,164
Surrenders, withdrawals and death benefits	(136,730)	(9,169,693)	(2,498,834)	(5,680)	(23,493)
Net transfers between other subaccounts
or fixed rate option	(2,509,414)	15,499,612	208,742,689	332,069	33,430
Miscellaneous transactions	(13,179)	325,545	336,734	(24,887)	192
Other charges	(1,114,943)	(16,728,854)	(6,825,447)	(297,417)	(118,847)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,973,058)	20,184,623	216,577,040	43,157	5,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,708,297)	175,412,219	248,269,576	5,052,846	1,247,241

NET ASSETS
Beginning of period	62,964,231	284,485,260	58,927,316	31,804,325	2,953,854
End of period	$43,255,934	$459,897,479	$307,196,892	$36,857,171	$4,201,095

Beginning units	16,291,001	42,349,011	3,397,571	16,269,545	1,314,067
Units issued	151,756	3,782,709	11,052,964	778,218	80,953
Units redeemed	(5,730,195)	(2,942,987)	(602,910)	(731,515)	(70,132)
Ending units	10,712,562	43,188,733	13,847,625	16,316,248	1,324,888
The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	LVIP American Century Disciplined Core Value Fund (Standard Class II)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(29,003)	$99,176	$(19,493)	$5,514	$31,454
Capital gains distributions received	521,812	475,184	—	—	169,076
Net realized gain (loss) on shares redeemed	50,491	334,408	(26,598)	(39,903)	(66,361)
Net change in unrealized appreciation (depreciation) on investments	1,502,875	(542,418)	571,801	55,653	768,922
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,046,175	366,350	525,710	21,264	903,091

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	46,194	97,507	25,603	6,497	257
Policy loans	(5,197)	(547)	(3,540)	(58,104)	—
Policy loan repayments and interest	7,787	428	3,312	1,315	—
Surrenders, withdrawals and death benefits	(15,342)	(3,416)	(7,241)	—	(44,171)
Net transfers between other subaccounts
or fixed rate option	(160,943)	(1,353,103)	8,086	(209,378)	523,549
Miscellaneous transactions	34	1,340	(87)	(323)	(4,060)
Other charges	(163,380)	(184,266)	(48,044)	(6,732)	(45,690)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(290,847)	(1,442,057)	(21,911)	(266,725)	429,885

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,755,328	(1,075,707)	503,799	(245,461)	1,332,976

NET ASSETS
Beginning of period	5,894,825	6,091,052	2,059,152	513,802	4,579,025
End of period	$7,650,153	$5,015,345	$2,562,951	$268,341	$5,912,001

Beginning units	1,689,200	1,159,343	874,345	147,758	1,112,280
Units issued	70,743	22,248	11,731	4,748	235,305
Units redeemed	(131,399)	(317,108)	(19,974)	(81,341)	(131,372)
Ending units	1,628,544	864,483	866,102	71,165	1,216,213
The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$1,787	$785	$(691)	$(720)	$416
Capital gains distributions received	29,221	—	—	49,070	—
Net realized gain (loss) on shares redeemed	51,949	(40,553)	(934)	(16,142)	(116)
Net change in unrealized appreciation (depreciation) on investments	7,456	61,654	132,542	66,228	3,345
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	90,413	21,886	130,917	98,436	3,645

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,678	3,249	—	14,264	168
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,798)	—	—	(12,636)	—
Net transfers between other subaccounts
or fixed rate option	(1,112,997)	(115,622)	—	(94,201)	—
Miscellaneous transactions	(129)	19	(26)	85	—
Other charges	(28,466)	(3,745)	(7,196)	(9,539)	(1,260)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,135,712)	(116,099)	(7,222)	(102,027)	(1,092)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,045,299)	(94,213)	123,695	(3,591)	2,553

NET ASSETS
Beginning of period	1,372,842	221,532	283,483	613,422	25,024
End of period	$327,543	$127,319	$407,178	$609,831	$27,577

Beginning units	913,730	52,509	288,718	191,955	6,442
Units issued	11,948	16,743	1	4,113	42
Units redeemed	(725,791)	(43,901)	(5,958)	(33,715)	(306)
Ending units	199,887	25,351	282,761	162,353	6,178
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	M Large Cap Growth Fund
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(41)	$(13,579)	$(482,289)	$216,945	$(2,390)
Capital gains distributions received	—	—	—	—	359,898
Net realized gain (loss) on shares redeemed	(1,871)	70,161	4,485,353	93,404	(32,915)
Net change in unrealized appreciation (depreciation) on investments	4,327	2,465,237	41,795,538	1,286,065	1,133,958
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,415	2,521,819	45,798,602	1,596,414	1,458,551

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	189,725	22,846,802	1,285,196	129,251
Policy loans	—	(133,927)	(2,548,024)	(73,591)	(177,550)
Policy loan repayments and interest	—	69,295	1,293,146	46,452	8,068
Surrenders, withdrawals and death benefits	(2,924)	(286,675)	(5,006,857)	(431,534)	(35,362)
Net transfers between other subaccounts
or fixed rate option	(5,177)	285,861	8,404,981	1,432,085	1,684,710
Miscellaneous transactions	(115)	(1,565)	23,961	(1,608)	(1,914)
Other charges	(3,826)	(161,749)	(8,916,344)	(529,897)	(188,836)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,042)	(39,035)	16,097,665	1,727,103	1,418,367

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,627)	2,482,784	61,896,267	3,323,517	2,876,918

NET ASSETS
Beginning of period	26,496	5,989,019	188,241,702	14,619,360	4,448,388
End of period	$16,869	$8,471,803	$250,137,969	$17,942,877	$7,325,306

Beginning units	12,932	1,772,765	25,303,289	1,633,624	100,573
Units issued	—	97,555	1,884,640	242,587	51,745
Units redeemed	(5,622)	(110,008)	(1,374,747)	(84,224)	(20,828)
Ending units	7,310	1,760,312	25,813,182	1,791,987	131,490

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$8,487	$94,678	$80,573	$(4)	$3
Capital gains distributions received	156,103	—	56,566	139	—
Net realized gain (loss) on shares redeemed	(78,627)	28,229	31,343	(27)	9
Net change in unrealized appreciation (depreciation) on investments	429,462	350,739	103,216	25	156
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	515,425	473,646	271,698	133	168

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,032	82,497	91,445	216	75
Policy loans	(191,955)	(168,951)	(182,149)	—	—
Policy loan repayments and interest	5,701	7,619	8,832	—	—
Surrenders, withdrawals and death benefits	(20,347)	(21,110)	(32,405)	—	—
Net transfers between other subaccounts
or fixed rate option	(16,482)	47,060	59,651	—	—
Miscellaneous transactions	(2,479)	784	(3,215)	—	—
Other charges	(125,655)	(115,956)	(138,925)	(47)	(30)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(271,185)	(168,057)	(196,766)	169	45

TOTAL INCREASE (DECREASE) IN NET ASSETS	244,240	305,589	74,932	302	213

NET ASSETS
Beginning of period	2,266,686	3,064,079	3,755,304	3,141	1,358
End of period	$2,510,926	$3,369,668	$3,830,236	$3,443	$1,571

Beginning units	70,122	174,363	123,296	931	340
Units issued	11,622	23,722	17,021	63	18
Units redeemed	(23,862)	(37,976)	(30,433)	(13)	(7)
Ending units	57,882	160,109	109,884	981	351

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(7)	$(193)	$(3)	$10	$304
Capital gains distributions received	379	—	46	—	—
Net realized gain (loss) on shares redeemed	19	(46,162)	(88)	(3)	21
Net change in unrealized appreciation (depreciation) on investments	(163)	—	307	(18)	2,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	228	(46,355)	262	(11)	2,548

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	1,963	—	—	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(13,283)	—	—	—
Miscellaneous transactions	—	57,675	—	(25)	—
Other charges	(480)	—	(572)	(39)	(310)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(405)	46,355	(572)	(64)	396

TOTAL INCREASE (DECREASE) IN NET ASSETS	(177)	—	(310)	(75)	2,944

NET ASSETS
Beginning of period	2,837	—	1,080	505	14,661
End of period	$2,660	$—	$770	$430	$17,605

Beginning units	338	—	261	125	6,174
Units issued	10	736,111	—	—	275
Units redeemed	(59)	(736,111)	(120)	(15)	(122)
Ending units	289	—	141	110	6,327
The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$3	$(7)	$(21)	$(7)	$2
Capital gains distributions received	65	331	—	17	197
Net realized gain (loss) on shares redeemed	6	49	29	(15)	—
Net change in unrealized appreciation (depreciation) on investments	131	(376)	2,362	457	210
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	205	(3)	2,370	452	409

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	75	287	150	150
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(30)	(644)	(165)	(63)	(65)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	45	(569)	122	87	85

TOTAL INCREASE (DECREASE) IN NET ASSETS	250	(572)	2,492	539	494

NET ASSETS
Beginning of period	1,475	3,320	6,898	2,901	3,029
End of period	$1,725	$2,748	$9,390	$3,440	$3,523

Beginning units	662	604	2,533	613	612
Units issued	33	14	87	30	30
Units redeemed	(14)	(121)	(50)	(13)	(13)
Ending units	681	497	2,570	630	629
The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP Nasdaq-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$57,983	$(103)	$3	$(1)	$21
Capital gains distributions received	—	171	26	—	435
Net realized gain (loss) on shares redeemed	—	1,683	(2)	(32)	(51)
Net change in unrealized appreciation (depreciation) on investments	—	4,573	(106)	40	(209)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	57,983	6,324	(79)	7	196

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	225	357	75	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(76)	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(2,354,867)	6,978	—	—	—
Miscellaneous transactions	1,050	—	—	—	—
Other charges	(3,376)	(2,496)	(26)	(45)	(185)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,357,044)	4,839	49	(45)	(185)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,299,061)	11,163	(30)	(38)	11

NET ASSETS
Beginning of period	2,304,655	26,499	1,384	555	2,258
End of period	$5,594	$37,662	$1,354	$517	$2,269

Beginning units	2,152,395	3,219	522	428	681
Units issued	23,272,689	213,352	31	—	—
Units redeemed	(25,420,055)	(213,557)	(11)	(34)	(56)
Ending units	5,029	3,014	542	394	625
The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(17)	$(58)	$(7)	$8	$395
Capital gains distributions received	—	699	322	—	—
Net realized gain (loss) on shares redeemed	(34)	(77)	19	—	(104)
Net change in unrealized appreciation (depreciation) on investments	986	2,803	946	304	(299)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	935	3,367	1,280	312	(8)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	882	75	75	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(580)	(271)	(58)	(23)	(115)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(580)	611	17	52	591

TOTAL INCREASE (DECREASE) IN NET ASSETS	355	3,978	1,297	364	583

NET ASSETS
Beginning of period	6,805	22,139	2,217	966	9,799
End of period	$7,160	$26,117	$3,514	$1,330	$10,382

Beginning units	1,736	4,186	297	519	6,073
Units issued	—	162	8	35	449
Units redeemed	(142)	(50)	(6)	(11)	(74)
Ending units	1,594	4,298	299	543	6,448
The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP UltraNasdaq-100	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(51)	$(1,873)	$16	$(1,109,230)	$(21,182)
Capital gains distributions received	—	4,935	—	—	—
Net realized gain (loss) on shares redeemed	32,752	41,848	(2)	5,873,059	567,694
Net change in unrealized appreciation (depreciation) on investments	—	219,412	(145)	181,031,775	1,801,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,701	264,322	(131)	185,795,604	2,348,460

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	750	75	75,658,067	2,650,478
Policy loans	—	—	—	(4,657,021)	(359,093)
Policy loan repayments and interest	—	—	—	1,275,220	169,395
Surrenders, withdrawals and death benefits	—	(885)	—	(8,349,601)	(740,656)
Net transfers between other subaccounts
or fixed rate option	(67,050)	2,428,219	—	10,608,340	525,324
Miscellaneous transactions	34,349	(32,873)	—	741,384	34,442
Other charges	—	(2,399)	(29)	(30,738,250)	(800,913)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,701)	2,392,812	46	44,538,139	1,478,977

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	2,657,134	(85)	230,333,743	3,827,437

NET ASSETS
Beginning of period	—	26,169	1,487	407,884,078	18,972,358
End of period	$—	$2,683,303	$1,402	$638,217,821	$22,799,795

Beginning units	—	6,402	283	15,559,302	602,805
Units issued	74,591	5,521,886	16	2,793,057	151,350
Units redeemed	(74,591)	(4,996,489)	(6)	(1,323,937)	(106,443)
Ending units	—	531,799	293	17,028,422	647,712
The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(425,213)	$(19,038)	$(177,401)	$(400,697)	$(97,842)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	169,637	628,048	632,029	3,386,441	1,269,597
Net change in unrealized appreciation (depreciation) on investments	17,087,794	1,869,428	16,946,222	16,009,332	8,417,209
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,832,218	2,478,438	17,400,850	18,995,076	9,588,964

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	24,829,130	2,539,263	15,207,977	28,183,039	6,214,947
Policy loans	(4,427,498)	(292,725)	(800,499)	(2,465,000)	(1,210,641)
Policy loan repayments and interest	1,704,214	150,539	214,346	833,277	482,452
Surrenders, withdrawals and death benefits	(8,153,714)	(552,806)	(1,592,121)	(4,843,683)	(1,791,797)
Net transfers between other subaccounts
or fixed rate option	227,206,273	1,311,451	3,440,924	12,222,711	4,501,702
Miscellaneous transactions	36,187	111,194	120,467	114,414	41,171
Other charges	(11,372,729)	(722,957)	(5,621,853)	(10,461,960)	(2,141,574)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	229,821,863	2,543,959	10,969,241	23,582,798	6,096,260

TOTAL INCREASE (DECREASE) IN NET ASSETS	246,654,081	5,022,397	28,370,091	42,577,874	15,685,224

NET ASSETS
Beginning of period	19,755,437	17,118,306	74,755,070	179,951,211	54,143,575
End of period	$266,409,518	$22,140,703	$103,125,161	$222,529,085	$69,828,799

Beginning units	943,861	523,357	4,033,687	8,108,766	1,523,888
Units issued	11,644,327	216,053	988,745	1,774,438	284,076
Units redeemed	(865,144)	(144,105)	(429,812)	(628,269)	(130,355)
Ending units	11,723,044	595,305	4,592,620	9,254,935	1,677,609

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	LVIP American Century Mid Cap Value Fund (Standard Class II)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(210,568)	$(16,913)	$324,178	$51,899	$70,002
Capital gains distributions received	—	239,386	1,607,520	1,936,285	585,634
Net realized gain (loss) on shares redeemed	1,057,765	2,814	(55,959)	(101,788)	(124,992)
Net change in unrealized appreciation (depreciation) on investments	12,342,936	3,087,057	(1,012,433)	1,743,408	2,269,803
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,190,133	3,312,344	863,306	3,629,804	2,800,447

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,714,527	2,149,763	1,111,789	3,560,088	1,478,829
Policy loans	(633,193)	(16,982)	(316,658)	(78,174)	(317,904)
Policy loan repayments and interest	261,329	4,624	27,919	39,366	62,896
Surrenders, withdrawals and death benefits	(1,128,685)	(83,625)	(405,228)	(119,160)	(152,733)
Net transfers between other subaccounts
or fixed rate option	6,118,350	1,235,046	(51,902)	1,818,160	4,149,409
Miscellaneous transactions	101,150	5,652	(1,134)	17,447	(1,629)
Other charges	(5,810,953)	(733,867)	(460,652)	(1,074,218)	(881,518)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,622,525	2,560,611	(95,866)	4,163,509	4,337,350

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,812,658	5,872,955	767,440	7,793,313	7,137,797

NET ASSETS
Beginning of period	89,730,446	11,082,379	14,349,844	13,478,537	13,855,277
End of period	$117,543,104	$16,955,334	$15,117,284	$21,271,850	$20,993,074

Beginning units	4,743,723	565,400	371,436	627,081	804,805
Units issued	1,068,799	146,005	27,269	248,097	218,177
Units redeemed	(318,819)	(40,862)	(29,691)	(57,151)	(69,162)
Ending units	5,493,703	670,543	369,014	818,027	953,820
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$1,653,644	$(317,917)	$(640,150)	$(83,164)	$(372,371)
Capital gains distributions received	2,696,381	—	—	—	—
Net realized gain (loss) on shares redeemed	(104,601)	922,749	4,980,044	523,255	1,097,824
Net change in unrealized appreciation (depreciation) on investments	(5,570,254)	19,098,303	43,678,608	4,010,746	28,627,741
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,324,830)	19,703,135	48,018,502	4,450,837	29,353,194

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,852,428	17,799,398	37,456,202	4,907,343	21,350,719
Policy loans	(732,564)	(607,326)	(3,279,666)	(381,765)	(2,293,420)
Policy loan repayments and interest	245,865	230,359	2,303,472	233,975	766,720
Surrenders, withdrawals and death benefits	(935,726)	(1,478,782)	(9,089,931)	(1,292,253)	(3,462,061)
Net transfers between other subaccounts
or fixed rate option	4,072,515	4,444,040	8,141,764	668,931	90,243,473
Miscellaneous transactions	480,414	113,034	31,416	7,079	41,892
Other charges	(3,123,727)	(7,569,720)	(19,483,898)	(2,395,192)	(9,693,184)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,859,205	12,931,003	16,079,359	1,748,118	96,954,139

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,534,375	32,634,138	64,097,861	6,198,955	126,307,333

NET ASSETS
Beginning of period	46,370,100	112,919,432	300,327,006	37,772,742	89,756,274
End of period	$52,904,475	$145,553,570	$364,424,867	$43,971,697	$216,063,607

Beginning units	2,389,670	3,914,731	13,216,139	2,142,780	3,284,248
Units issued	1,878,718	900,497	1,333,788	343,135	8,947,386
Units redeemed	(1,452,012)	(486,551)	(667,960)	(249,664)	(679,656)
Ending units	2,816,376	4,328,677	13,881,967	2,236,251	11,551,978
The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(84,212)	$860,781	$971,350	$196,345	$1,132,492
Capital gains distributions received	—	486,879	795,343	262,837	1,076,785
Net realized gain (loss) on shares redeemed	195,508	279,634	3,042	(8,740)	276,705
Net change in unrealized appreciation (depreciation) on investments	4,423,041	12,460,119	4,324,802	355,244	11,800,988
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,534,337	14,087,413	6,094,537	805,686	14,286,970

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,042,958	18,276,758	11,875,021	1,871,746	21,986,518
Policy loans	(196,990)	(930,716)	(196,686)	(67,496)	(694,502)
Policy loan repayments and interest	31,329	157,942	80,274	44,749	309,658
Surrenders, withdrawals and death benefits	(481,406)	(697,366)	(421,320)	(76,737)	(476,747)
Net transfers between other subaccounts
or fixed rate option	453,962	8,418,984	4,060,749	2,970,158	8,914,943
Miscellaneous transactions	6,665	146,856	25,391	436	29,861
Other charges	(2,213,577)	(5,944,120)	(4,703,575)	(818,416)	(7,466,682)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,642,941	19,428,338	10,719,854	3,924,440	22,603,049

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,177,278	33,515,751	16,814,391	4,730,126	36,890,019

NET ASSETS
Beginning of period	30,661,040	71,341,664	49,061,697	6,956,750	77,411,013
End of period	$37,838,318	$104,857,415	$65,876,088	$11,686,876	$114,301,032

Beginning units	1,028,034	4,099,669	3,672,267	544,141	4,597,587
Units issued	129,877	1,304,307	1,105,484	355,776	1,556,616
Units redeemed	(46,943)	(224,904)	(371,424)	(57,816)	(277,006)
Ending units	1,110,968	5,179,072	4,406,327	842,101	5,877,197
The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS® Growth Fund (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$996,395	$5,480	$68,320	$34,131	$573,087
Capital gains distributions received	841,219	53,591	41,071	56,244	19,002,102
Net realized gain (loss) on shares redeemed	910,658	(553,219)	(681,719)	(974,459)	(896,249)
Net change in unrealized appreciation (depreciation) on investments	5,526,839	1,425,728	3,355,651	2,780,574	91,459,266
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,275,111	931,580	2,783,323	1,896,490	110,138,206

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,293,050	1,558,183	3,986,333	1,908,021	57,977,090
Policy loans	(8,274,068)	(44,074)	(192,364)	(139,729)	(2,120,032)
Policy loan repayments and interest	208,102	8,928	22,398	18,972	462,431
Surrenders, withdrawals and death benefits	(1,042,707)	(221,519)	(102,336)	(303,703)	(3,196,704)
Net transfers between other subaccounts
or fixed rate option	2,885,444	1,074,674	1,489,227	1,070,152	38,658,889
Miscellaneous transactions	38,795	1,503	4,590	3,706	580,762
Other charges	(4,563,778)	(1,032,689)	(1,719,492)	(1,224,612)	(23,081,996)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	544,838	1,345,006	3,488,356	1,332,807	69,280,440

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,819,949	2,276,586	6,271,679	3,229,297	179,418,646

NET ASSETS
Beginning of period	62,749,118	9,704,357	23,512,302	18,099,759	259,736,800
End of period	$71,569,067	$11,980,943	$29,783,981	$21,329,056	$439,155,446

Beginning units	4,049,011	677,038	1,544,380	1,188,157	10,565,450
Units issued	846,468	174,003	340,638	177,162	3,213,637
Units redeemed	(692,413)	(82,626)	(119,697)	(92,848)	(894,623)
Ending units	4,203,066	768,415	1,765,321	1,272,471	12,884,464
The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	American Funds IS® Growth-Income Fund (Class 2)	American Funds IS® International Fund (Class 2)	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$3,362,646	$1,464,675	$57,148	$194,636	$1,585,925
Capital gains distributions received	14,012,747	—	3,947,041	2,810,941	2,013,328
Net realized gain (loss) on shares redeemed	471,212	(953,193)	140,951	(339,990)	(108,001)
Net change in unrealized appreciation (depreciation) on investments	45,116,720	17,156,208	24,719,491	9,903,949	(754,604)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	62,963,325	17,667,690	28,864,631	12,569,536	2,736,648

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	39,365,451	19,733,321	13,228,950	15,216,082	4,753,354
Policy loans	(1,518,714)	(647,010)	(736,597)	(821,477)	(145,651)
Policy loan repayments and interest	248,596	77,571	134,106	107,283	24,318
Surrenders, withdrawals and death benefits	(2,224,457)	(679,911)	(942,846)	(863,351)	(456,039)
Net transfers between other subaccounts
or fixed rate option	21,456,771	6,760,618	4,134,694	5,905,151	2,007,337
Miscellaneous transactions	226,709	30,495	112,931	253,968	4,393
Other charges	(16,764,940)	(7,187,962)	(6,361,741)	(5,845,164)	(2,335,465)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	40,789,416	18,087,122	9,569,497	13,952,492	3,852,247

TOTAL INCREASE (DECREASE) IN NET ASSETS	103,752,741	35,754,812	38,434,128	26,522,028	6,588,895

NET ASSETS
Beginning of period	222,896,837	106,150,722	84,409,435	79,140,730	29,890,344
End of period	$326,649,578	$141,905,534	$122,843,563	$105,662,758	$36,479,239

Beginning units	10,133,027	9,290,936	4,347,665	4,567,174	2,142,255
Units issued	2,411,983	1,890,000	671,846	1,345,220	376,158
Units redeemed	(759,615)	(442,039)	(250,756)	(610,205)	(105,267)
Ending units	11,785,395	10,738,897	4,768,755	5,302,189	2,413,146
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$68,859	$312,550	$20,688	$61,307	$171,484
Capital gains distributions received	358,588	—	65,650	80,258	1,161,670
Net realized gain (loss) on shares redeemed	(32,503)	(27,408)	(30,125)	49,168	(67,727)
Net change in unrealized appreciation (depreciation) on investments	124,524	1,595,047	600,596	1,979,061	362,464
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	519,468	1,880,189	656,809	2,169,794	1,627,891

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	284	4,280	360,539	966,984	1,307,057
Policy loans	(12,037)	(68,399)	(45,251)	(395,661)	(382,629)
Policy loan repayments and interest	—	—	12,539	18,831	33,478
Surrenders, withdrawals and death benefits	(19,434)	(132,805)	(103,339)	(95,951)	(230,054)
Net transfers between other subaccounts
or fixed rate option	(14,333)	(133,181)	(7,362)	(96,165)	(181,900)
Miscellaneous transactions	438	7,577	264	111,991	125,273
Other charges	(113,008)	(652,260)	(98,073)	(330,917)	(393,069)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(158,090)	(974,788)	119,317	179,112	278,156

TOTAL INCREASE (DECREASE) IN NET ASSETS	361,378	905,401	776,126	2,348,906	1,906,047

NET ASSETS
Beginning of period	4,033,576	9,532,311	3,321,840	10,863,993	12,650,505
End of period	$4,394,954	$10,437,712	$4,097,966	$13,212,899	$14,556,552

Beginning units	296,176	864,886	155,571	404,333	498,493
Units issued	1	3,021	14,708	211,402	299,681
Units redeemed	(10,989)	(82,998)	(9,786)	(208,743)	(294,041)
Ending units	285,188	784,909	160,493	406,992	504,133

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS® Washington Mutual Investors Fund (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$2,474,079	$937,876	$593,049	$4,420,515	$1,246,103
Capital gains distributions received	—	4,568,915	5,525,982	3,527,636	626,708
Net realized gain (loss) on shares redeemed	(334,676)	88,788	(6,175)	2,655,007	(142,628)
Net change in unrealized appreciation (depreciation) on investments	3,762,814	(363,385)	(1,076,590)	83,008,920	9,852,546
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,902,217	5,232,194	5,036,266	93,612,078	11,582,729

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,769,549	9,543,749	4,270,728	60,472,371	11,884,298
Policy loans	(350,510)	(580,615)	(147,571)	(1,058,786)	(506,776)
Policy loan repayments and interest	162,363	66,570	16,137	428,745	40,275
Surrenders, withdrawals and death benefits	(603,852)	(553,714)	(307,739)	(1,798,377)	(757,635)
Net transfers between other subaccounts
or fixed rate option	6,340,452	3,864,864	1,532,486	27,654,587	8,645,953
Miscellaneous transactions	10,900	4,414	11,267	219,641	8,989
Other charges	(6,685,233)	(4,306,181)	(2,327,681)	(27,480,594)	(4,742,638)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,643,669	8,039,087	3,047,627	58,437,587	14,572,466

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,545,886	13,271,281	8,083,893	152,049,665	26,155,195

NET ASSETS
Beginning of period	74,298,982	61,276,483	38,553,932	342,032,018	58,647,261
End of period	$92,844,868	$74,547,764	$46,637,825	$494,081,683	$84,802,456

Beginning units	6,960,608	3,232,886	2,054,534	14,983,181	2,839,988
Units issued	1,351,817	570,633	213,087	2,788,579	816,371
Units redeemed	(188,155)	(143,356)	(56,114)	(534,671)	(146,328)
Ending units	8,124,270	3,660,163	2,211,507	17,237,089	3,510,031

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	CVT EAFE International Index Portfolio (Class F)	CVT Nasdaq 100 Index Portfolio (Class F)	CVT S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$596,424	$86,085	$331,844	$(38,596)	$989
Capital gains distributions received	—	—	1,332,217	—	2,863
Net realized gain (loss) on shares redeemed	(50,165)	(89,002)	(152,869)	(83,176)	(95)
Net change in unrealized appreciation (depreciation) on investments	2,220,361	23,365,301	2,996,529	1,325,617	1,584
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,766,620	23,362,384	4,507,721	1,203,845	5,341

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,318,962	11,840,882	6,412,956	3,455,194	3,176
Policy loans	(131,395)	(532,392)	(82,881)	(98,567)	—
Policy loan repayments and interest	13,302	250,376	55,421	41,424	—
Surrenders, withdrawals and death benefits	(39,834)	(416,663)	(184,323)	(210,981)	—
Net transfers between other subaccounts
or fixed rate option	6,084,819	8,362,944	3,604,172	2,107,872	—
Miscellaneous transactions	3,146	92,612	70,569	691	9
Other charges	(1,494,595)	(4,416,443)	(2,147,021)	(1,308,884)	(431)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,754,405	15,181,316	7,728,893	3,986,749	2,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,521,025	38,543,700	12,236,614	5,190,594	8,095

NET ASSETS
Beginning of period	11,693,031	38,141,221	24,665,018	17,026,247	49,460
End of period	$24,214,056	$76,684,921	$36,901,632	$22,216,841	$57,555

Beginning units	1,074,175	2,592,690	1,959,312	1,958,463	5,107
Units issued	963,072	999,236	919,830	563,001	323
Units redeemed	(141,244)	(195,166)	(347,642)	(112,140)	(44)
Ending units	1,896,003	3,396,760	2,531,500	2,409,324	5,386
The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST International Equity Portfolio
	1/1/2023	3/10/2023*
	to	to
	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(250,371)	$(386,828)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	(985,335)	346,686
Net change in unrealized appreciation (depreciation) on investments	8,362,249	27,700,340
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,126,543	27,660,198

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,415,860	23,686,097
Policy loans	(918,075)	(2,268,510)
Policy loan repayments and interest	704,543	744,657
Surrenders, withdrawals and death benefits	(3,065,815)	(3,577,677)
Net transfers between other subaccounts
or fixed rate option	6,595,924	215,795,697
Miscellaneous transactions	11,168	16,854
Other charges	(7,360,314)	(8,461,340)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	13,383,291	225,935,778

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,509,834	253,595,976

NET ASSETS
Beginning of period	105,543,974	—
End of period	$126,053,808	$253,595,976

Beginning units	11,986,259	—
Units issued	2,648,488	23,476,593
Units redeemed	(1,145,279)	(786,450)
Ending units	13,489,468	22,690,143
* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A72

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2024

Note 1:    General

Pruco Life Variable Universal Account (the “Account”) was established under the laws of the State of Arizona on April 17, 1989 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable universal life insurance contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

MPremierSM VUL (“MPVUL”)	PruLife® SVUL Protector ("SVULP") (Base, 2020, 2021)
M PremierSM VUL Protector® (“MPVULP”)	PruSelectSM I ("CVUL1")
Prudential FlexGuard® Life IVUL ("IVUL") (Base, 2025*)	PruSelectSM II ("CVUL2")
PruLife® Advisor Select ("VULPAS")	PruSelectSM III ("CVUL3")
PruLife® Custom Premier (“PCP”)	Survivorship Variable Universal Life (“SVUL2”)
PruLife® Custom Premier II ("PCP2") (Base, 2014, 2015, 2019, 2023)	VUL Protector® ("VULP") (Base, 2014, 2015, 2018, 2021)

*Product was launched on December 20, 2024, but will not be offered until 2025.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
T. Rowe Price International Stock Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)
MFS® Growth Series (Initial Class)
LVIP American Century Value Fund (Standard Class II) (formerly American Century VP Value Fund (Class I))
Franklin Small-Mid Cap Growth VIP Fund (Class 2)
A73

Note 1:    General (continued)

LVIP American Century Disciplined Core Value Fund (Standard Class II) (formerly American Century VP Disciplined Core Value Fund (Class I))
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)²
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)³
Invesco V.I. Technology Fund (Series I)
Janus Henderson VIT Enterprise Portfolio (Service Shares)
Janus Henderson VIT Balanced Portfolio (Service Shares)
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)
Janus Henderson VIT Research Portfolio (Service Shares)
PSF Mid-Cap Growth Portfolio (Class I)
Janus Henderson VIT Overseas Portfolio (Service Shares)
M Large Cap Growth Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Value Fund
ProFund VP Asia 30
ProFund VP Materials
ProFund VP Biotechnology
ProFund VP UltraBull**
ProFund VP Consumer Discretionary
ProFund VP Energy
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Japan
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Government Money Market
ProFund VP Nasdaq-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Technology
ProFund VP Communication Services
ProFund VP U.S. Government Plus
ProFund VP UltraNasdaq-100**
ProFund VP Bull
ProFund VP Utilities
AST Large-Cap Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Conservative Multi-Asset Portfolio (formerly AST J.P. Morgan Tactical Preservation Portfolio)
AST Small-Cap Value Portfolio*
A74

Note 1:    General (continued)

AST Mid-Cap Growth Portfolio*
AST Large-Cap Value Portfolio
AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)
AST MFS Global Equity Portfolio
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)⁴
LVIP American Century Mid Cap Value Fund (Standard Class II) (formerly American Century VP Mid Cap Value Fund (Class I))
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
MFS® Utilities Series (Initial Class)
AST T. Rowe Price Asset Allocation Portfolio*
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
TOPS® Aggressive Growth ETF Portfolio (Class 2)
TOPS® Balanced ETF Portfolio (Class 2)
TOPS® Conservative ETF Portfolio (Class 2)
TOPS® Growth ETF Portfolio (Class 2)
TOPS® Moderate Growth ETF Portfolio (Class 2)
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
TOPS® Managed Risk Growth ETF Portfolio (Class 2)
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
American Funds IS® Growth Fund (Class 2)¹
American Funds IS® Growth-Income Fund (Class 2)¹
American Funds IS® International Fund (Class 2)¹
Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)
Franklin Income VIP Fund (Class 2)
Franklin Mutual Shares VIP Fund (Class 2)
Templeton Growth VIP Fund (Class 2)
Hartford Capital Appreciation HLS Fund (Class IB)
Hartford Disciplined Equity HLS Fund (Class IB)
Hartford Dividend and Growth HLS Fund (Class IB)
MFS® Total Return Bond Series (Initial Class)
MFS® Value Series (Initial Class)
Invesco V.I. Growth and Income Fund (Series I)
Fidelity® VIP Index 500 Portfolio (Service Class 2)
American Funds IS® Washington Mutual Investors Fund (Class 2)¹
CVT EAFE International Index Portfolio (Class F) (formerly Calvert VP EAFE International Index Portfolio (Class F))
CVT Nasdaq 100 Index Portfolio (Class F) (formerly Calvert VP Nasdaq 100 Index Portfolio (Class F))
CVT S&P MidCap 400® Index Portfolio (Class F) (formerly Calvert VP S&P MidCap 400® Index Portfolio (Class F))
AST Global Bond Portfolio
Invesco V.I. Equity and Income Fund (Series I)
AST Core Fixed Income Portfolio
A75

Note 1:    General (continued)

AST International Equity Portfolio
Franklin Small Cap Value VIP Fund (Class 2)
Templeton Global Bond VIP Fund (Class 2)
Franklin Rising Dividends VIP Fund (Class 2)
MFS® Investors Trust Series (Service Class)
MFS® New Discovery Series (Service Class)
MFS® Total Return Bond Series (Service Class)
MFS® Total Return Series (Service Class)
MFS® Utilities Series (Service Class)
MFS® Value Series (Service Class)
ClearBridge Variable Mid Cap Portfolio (Class II)
Franklin Global Real Estate VIP Fund (Class 2)
Western Asset Core Plus VIT Portfolio (Class II)
T. Rowe Price Blue Chip Growth Portfolio (Class II)
T. Rowe Price Equity Income Portfolio (Class II)
T. Rowe Price Health Sciences Portfolio (Class II)
T. Rowe Price Limited-Term Bond Portfolio (Class II)
T. Rowe Price Mid-Cap Growth Portfolio (Class II)
ProFund VP Banks**
ProFund VP Bear**
ProFund VP Consumer Staples**
ProFund VP Industrials**
ProFund VP Internet**
ProFund VP Rising Rates Opportunity**
ProFund VP Semiconductor**
ProFund VP Short Nasdaq-100**
ProFund VP Short Small-Cap**
ProFund VP Small-Cap Value**
ProFund VP UltraMid-Cap**
ProFund VP UltraSmall-Cap**

¹	IS - Insurance Series
²	VIF - Variable Investment Fund
³	VIT - Variable Insurance Trust
⁴	AMT - Advisers Management Trust

*	Subaccount merged during the period ended December 31, 2024
**	Subaccount was available for investment but had no assets as of December 31, 2024, and had no activity during 2024.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2024 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

A76

Note 1:    General (continued)

Merger Date	Removed Portfolio	Surviving Portfolio
December 6, 2024	AST T. Rowe Price Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
December 13, 2024	AST Mid-Cap Growth Portfolio	AST Large-Cap Growth Portfolio
December 13, 2024	AST Small-Cap Value Portfolio	AST Small-Cap Equity Portfolio

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

The Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Account is comprised of multiple subaccounts to invest in its specific corresponding Portfolio. Each subaccount of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (“CODM”) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Note 2: Significant Accounting Policies.

The Account’s CODM is a group of executives that include the chief financial officer, the life company investment committee and the business leaders associated with each Account. Overall business decisions for the Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each subaccount, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statements of Operations as “Net Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are charges for mortality and expense risk, charges for administration and/or reimbursement for excess expenses which are reported separately on the Statements of Operations and/or Statements of Changes in Net Assets.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

A77

Note 2:    Significant Accounting Policies (continued)

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Effective for the annual reporting period ended December 31, 2024, the Account adopted FASB Accounting Standards Update 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The adoption of the ASU impacted only the financial statement disclosures and did not affect the Account’s financial position or its results of operations.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2024, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2024 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$617,807,189	$633,241,230
PSF PGIM Total Return Bond Portfolio (Class I)	133,362,595	20,199,169
PSF PGIM Jennison Blend Portfolio (Class I)	22,255,870	17,722,287
PSF PGIM Flexible Managed Portfolio (Class I)	31,338,639	8,755,692
PSF PGIM 50/50 Balanced Portfolio (Class I)	32,136,768	14,434,226
PSF PGIM Jennison Value Portfolio (Class I)	27,036,019	11,474,136
PSF PGIM High Yield Bond Portfolio (Class I)	21,142,433	6,809,140
PSF Natural Resources Portfolio (Class I)	4,176,757	4,560,909
A78

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
PSF Stock Index Portfolio (Class I)	$445,985,508	$140,090,198
PSF Global Portfolio (Class I)	20,330,583	6,736,681
PSF PGIM Government Income Portfolio (Class I)	1,983,070	6,261,892
PSF PGIM Jennison Growth Portfolio (Class I)	64,731,825	33,712,380
PSF Small-Cap Stock Index Portfolio (Class I)	48,274,469	21,996,137
T. Rowe Price International Stock Portfolio	711,402	10,493,238
Janus Henderson VIT Research Portfolio (Institutional Shares)	78,270	326,262
MFS® Growth Series (Initial Class)	619,457	2,940,477
LVIP American Century Value Fund (Standard Class II)	304,343	986,436
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	243,469	641,178
LVIP American Century Disciplined Core Value Fund (Standard Class II)	8,141	5,765
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)	1,123,849	1,828,486
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	25,361	7,058
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	4,081	3,438
Invesco V.I. Technology Fund (Series I)	26	8,836
Janus Henderson VIT Enterprise Portfolio (Service Shares)	54,143	10,803
Janus Henderson VIT Balanced Portfolio (Service Shares)	547	1,197
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	—	2,595
Janus Henderson VIT Research Portfolio (Service Shares)	1,982,664	765,779
PSF Mid-Cap Growth Portfolio (Class I)	34,504,419	15,535,846
Janus Henderson VIT Overseas Portfolio (Service Shares)	1,876,969	1,161,769
M Large Cap Growth Fund	214,674	2,708,163
M Capital Appreciation Fund	1,671,510	1,532,695
M International Equity Fund	315,530	137,247
M Large Cap Value Fund	235,225	314,064
ProFund VP Asia 30	197	54
ProFund VP Materials	56	33
ProFund VP Biotechnology	56	514
ProFund VP UltraBull	—	—
ProFund VP Consumer Discretionary	—	601
ProFund VP Energy	—	37
ProFund VP Europe 30	706	365
ProFund VP Financials	56	38
ProFund VP Health Care	56	643
ProFund VP Japan	268	216
ProFund VP Mid-Cap Growth	113	76
ProFund VP Mid-Cap Value	113	72
ProFund VP Government Money Market	169	291
ProFund VP Nasdaq-100	339	3,027
ProFund VP Pharmaceuticals	56	28
A79

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP Precious Metals	$—	$44
ProFund VP Real Estate	—	188
ProFund VP Small-Cap	—	607
ProFund VP Small-Cap Growth	882	350
ProFund VP Technology	56	101
ProFund VP Communication Services	56	31
ProFund VP U.S. Government Plus	706	129
ProFund VP UltraNasdaq-100	—	—
ProFund VP Bull	257	13,469
ProFund VP Utilities	56	31
AST Large-Cap Growth Portfolio	188,112,877	27,576,848
AST Cohen & Steers Realty Portfolio	2,149,905	2,005,284
AST J.P. Morgan Conservative Multi-Asset Portfolio	16,569,188	17,237,207
AST Small-Cap Value Portfolio	2,932,317	28,375,576
AST Mid-Cap Growth Portfolio	14,902,548	138,188,614
AST Large-Cap Value Portfolio	34,590,107	12,292,168
AST Small-Cap Equity Portfolio	47,855,971	17,472,779
AST MFS Global Equity Portfolio	15,516,646	4,874,717
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	2,793,786	1,283,569
LVIP American Century Mid Cap Value Fund (Standard Class II)	956,564	1,929,356
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	4,202,959	1,595,287
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	2,144,125	1,050,225
MFS® Utilities Series (Initial Class)	8,332,799	3,649,789
AST T. Rowe Price Asset Allocation Portfolio	16,710,356	184,670,973
AST Balanced Asset Allocation Portfolio	214,750,998	20,628,931
AST Preservation Asset Allocation Portfolio	5,103,469	4,753,641
AST Prudential Growth Allocation Portfolio	23,946,954	12,252,349
AST Advanced Strategies Portfolio	4,272,649	2,062,057
TOPS® Aggressive Growth ETF Portfolio (Class 2)	32,075,803	5,656,120
TOPS® Balanced ETF Portfolio (Class 2)	15,392,038	4,778,828
TOPS® Conservative ETF Portfolio (Class 2)	2,758,353	1,350,289
TOPS® Growth ETF Portfolio (Class 2)	39,344,878	6,885,508
TOPS® Moderate Growth ETF Portfolio (Class 2)	16,783,897	5,857,046
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	2,835,503	1,349,176
TOPS® Managed Risk Growth ETF Portfolio (Class 2)	4,064,473	2,296,654
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	2,576,806	1,499,960
American Funds IS® Growth Fund (Class 2)	105,884,083	14,958,740
American Funds IS® Growth-Income Fund (Class 2)	47,724,813	10,334,020
American Funds IS® International Fund (Class 2)	29,044,921	4,947,070
Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)	17,395,495	5,334,004
A80

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	$15,450,214	$3,765,434
Franklin Income VIP Fund (Class 2)	5,751,461	1,690,764
Franklin Mutual Shares VIP Fund (Class 2)	2,430	187,828
Templeton Growth VIP Fund (Class 2)	27,018	781,908
Hartford Capital Appreciation HLS Fund (Class IB)	311,181	496,873
Hartford Disciplined Equity HLS Fund (Class IB)	650,447	1,694,712
Hartford Dividend and Growth HLS Fund (Class IB)	1,672,755	1,137,529
MFS® Total Return Bond Series (Initial Class)	15,823,920	2,447,142
MFS® Value Series (Initial Class)	9,503,083	2,427,066
Invesco V.I. Growth and Income Fund (Series I)	4,118,928	1,735,303
Fidelity® VIP Index 500 Portfolio (Service Class 2)	91,957,205	16,556,204
American Funds IS® Washington Mutual Investors Fund (Class 2)	22,816,122	3,620,358
CVT EAFE International Index Portfolio (Class F)	19,102,088	10,076,855
CVT Nasdaq 100 Index Portfolio (Class F)	16,624,884	2,590,215
CVT S&P MidCap 400® Index Portfolio (Class F)	8,671,856	1,224,409
AST Global Bond Portfolio	4,983,888	1,541,961
Invesco V.I. Equity and Income Fund (Series I)	158,106	3,085
AST Core Fixed Income Portfolio	23,889,732	7,969,573
AST International Equity Portfolio	34,361,089	14,640,489
Franklin Small Cap Value VIP Fund (Class 2)	93,531	3,793
Templeton Global Bond VIP Fund (Class 2)	28,051	1,806
Franklin Rising Dividends VIP Fund (Class 2)	1,737,031	7,319
MFS® Investors Trust Series (Service Class)	343,633	5,141
MFS® New Discovery Series (Service Class)	212,717	6,001
MFS® Total Return Bond Series (Service Class)	653,989	6,059
MFS® Total Return Series (Service Class)	842,970	44,379
MFS® Utilities Series (Service Class)	742,176	12,802
MFS® Value Series (Service Class)	1,563,912	20,002
ClearBridge Variable Mid Cap Portfolio (Class II)	180,057	3,772
Franklin Global Real Estate VIP Fund (Class 2)	39,291	1,895
Western Asset Core Plus VIT Portfolio (Class II)	115,498	874
T. Rowe Price Blue Chip Growth Portfolio (Class II)	1,867,559	13,706
T. Rowe Price Equity Income Portfolio (Class II)	972,829	31,991
T. Rowe Price Health Sciences Portfolio (Class II)	714,840	13,254
T. Rowe Price Limited-Term Bond Portfolio (Class II)	467,534	6,792
T. Rowe Price Mid-Cap Growth Portfolio (Class II)	1,394,436	6,134

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that
A81

Note 6:    Related Party Transactions (continued)
would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The subaccounts of the Account indirectly bear the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units outstanding, the ranges of lowest to highest unit values, the net assets, the investment income ratio, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.
A82

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2024	109,464	$1.22	to	$13.78	$375,304	4.90%	0.00%	to	0.90%	4.09%	to	5.02%
December 31, 2023	112,463	$1.18	to	$13.12	$372,156	4.77%	0.00%	to	0.90%	3.93%	to	4.88%
December 31, 2022	113,458	$1.13	to	$12.51	$337,473	1.43%	0.00%	to	0.90%	0.45%	to	1.39%
December 31, 2021	98,106	$1.13	to	$12.34	$288,932	0.04%	0.00%	to	0.90%	-0.87%	to	0.04%
December 31, 2020	111,728	$1.14	to	$12.33	$349,363	0.24%	0.00%	to	0.90%	-0.62%	to	0.30%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2024	94,262	$2.47	to	$24.99	$499,410	0.00%	0.00%	to	0.90%	2.08%	to	3.00%
December 31, 2023	74,472	$2.40	to	$24.27	$372,904	0.00%	0.00%	to	0.90%	6.32%	to	7.27%
December 31, 2022	65,073	$2.24	to	$22.62	$305,675	0.00%	0.00%	to	0.90%	-15.57%	to	-14.81%
December 31, 2021	59,896	$2.64	to	$26.55	$330,873	0.00%	0.00%	to	0.90%	-1.64%	to	2.11%
December 31, 2020	57,023	$2.66	to	$26.76	$298,258	0.00%	0.00%	to	0.90%	4.85%	to	8.45%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2024	34,588	$5.65	to	$75.11	$321,015	0.00%	0.00%	to	0.90%	25.18%	to	26.31%
December 31, 2023	34,656	$4.51	to	$59.46	$250,082	0.00%	0.00%	to	0.90%	31.34%	to	32.52%
December 31, 2022	29,401	$3.43	to	$44.87	$152,811	0.00%	0.00%	to	0.90%	-25.77%	to	-25.10%
December 31, 2021	28,946	$4.63	to	$59.91	$197,204	0.00%	0.00%	to	0.90%	4.05%	to	20.36%
December 31, 2020	29,185	$3.88	to	$49.77	$162,375	0.00%	0.00%	to	0.90%	27.85%	to	29.85%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2024	5,773	$3.87	to	$45.15	$207,296	0.00%	0.10%	to	0.90%	14.48%	to	15.40%
December 31, 2023	4,994	$3.38	to	$39.18	$158,842	0.00%	0.20%	to	0.90%	16.88%	to	17.69%
December 31, 2022	4,586	$2.89	to	$33.31	$120,725	0.00%	0.20%	to	0.90%	-15.46%	to	-14.87%
December 31, 2021	4,216	$3.42	to	$39.14	$127,334	0.00%	0.20%	to	0.90%	3.15%	to	17.13%
December 31, 2020	3,570	$2.94	to	$33.44	$86,513	0.00%	0.20%	to	0.90%	8.61%	to	12.99%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2024	7,327	$3.40	to	$37.58	$181,927	0.00%	0.10%	to	0.90%	12.02%	to	12.91%
December 31, 2023	6,428	$3.03	to	$33.33	$144,729	0.00%	0.10%	to	0.90%	14.43%	to	15.34%
December 31, 2022	5,452	$2.65	to	$28.94	$107,458	0.00%	0.10%	to	0.90%	-15.45%	to	-14.78%
December 31, 2021	3,896	$3.14	to	$34.01	$95,392	0.00%	0.10%	to	0.90%	3.05%	to	13.26%
December 31, 2020	3,071	$2.79	to	$30.08	$62,477	0.00%	0.10%	to	0.90%	10.44%	to	12.36%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2024	9,137	$5.39	to	$38.28	$235,591	0.00%	0.00%	to	0.90%	19.89%	to	20.97%
December 31, 2023	8,579	$4.50	to	$31.64	$181,114	0.00%	0.00%	to	0.90%	14.18%	to	15.20%
December 31, 2022	7,800	$3.94	to	$27.47	$143,905	0.00%	0.00%	to	0.90%	-8.71%	to	-7.89%
December 31, 2021	7,232	$4.31	to	$29.82	$144,825	0.00%	0.00%	to	0.90%	4.77%	to	27.79%
December 31, 2020	6,725	$3.41	to	$23.34	$104,186	0.00%	0.00%	to	0.90%	2.66%	to	20.80%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2024	25,915	$3.70	to	$39.39	$177,555	0.00%	0.00%	to	0.90%	7.64%	to	8.61%
December 31, 2023	23,830	$3.44	to	$36.27	$149,738	0.00%	0.00%	to	0.90%	10.83%	to	11.82%
December 31, 2022	20,937	$3.10	to	$32.43	$117,130	0.00%	0.00%	to	0.90%	-12.04%	to	-11.24%
December 31, 2021	19,448	$3.53	to	$36.54	$120,644	0.00%	0.00%	to	0.90%	1.89%	to	7.93%
December 31, 2020	17,414	$3.30	to	$33.86	$94,004	0.00%	0.00%	to	0.90%	6.14%	to	10.80%

A83

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF Natural Resources Portfolio (Class I)
December 31, 2024	4,905	$10.21	to	$18.32	$50,139	0.00%	0.00%	to	0.60%	3.75%	to	4.38%
December 31, 2023	4,944	$9.79	to	$17.60	$48,452	0.00%	0.00%	to	0.60%	1.38%	to	1.98%
December 31, 2022	2,708	$9.61	to	$17.30	$26,221	0.00%	0.00%	to	0.46%	21.46%	to	22.04%
December 31, 2021	2,582	$7.88	to	$14.21	$20,534	0.00%	0.00%	to	0.60%	24.76%	to	25.50%
December 31, 2020	2,511	$6.28	to	$11.35	$15,934	0.00%	0.00%	to	0.60%	11.61%	to	12.28%

	PSF Stock Index Portfolio (Class I)
December 31, 2024	193,750	$4.91	to	$77.78	$2,910,085	0.00%	0.00%	to	0.90%	23.53%	to	24.65%
December 31, 2023	174,438	$3.97	to	$62.40	$2,069,419	0.00%	0.00%	to	0.90%	24.80%	to	25.92%
December 31, 2022	160,745	$3.18	to	$49.55	$1,462,645	0.00%	0.00%	to	0.90%	-19.07%	to	-18.34%
December 31, 2021	145,474	$3.93	to	$60.68	$1,570,960	0.00%	0.00%	to	0.90%	6.73%	to	28.28%
December 31, 2020	133,625	$3.09	to	$47.30	$1,016,539	0.00%	0.00%	to	0.90%	17.02%	to	23.19%

	PSF Global Portfolio (Class I)
December 31, 2024	18,724	$2.80	to	$52.62	$156,552	0.00%	0.00%	to	0.90%	14.12%	to	15.15%
December 31, 2023	17,690	$2.45	to	$45.69	$123,800	0.00%	0.00%	to	0.90%	18.53%	to	19.59%
December 31, 2022	16,135	$2.07	to	$38.21	$89,445	0.00%	0.00%	to	0.90%	-19.52%	to	-18.80%
December 31, 2021	14,927	$2.57	to	$47.05	$96,776	0.00%	0.00%	to	0.90%	0.83%	to	18.23%
December 31, 2020	13,918	$2.20	to	$39.80	$67,125	0.00%	0.00%	to	0.90%	14.80%	to	24.28%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2024	9,619	$4.05	to	$10.77	$39,310	0.00%	0.10%	to	0.60%	0.41%	to	0.92%
December 31, 2023	10,713	$4.04	to	$4.04	$43,256	0.00%	0.60%	to	0.60%	4.47%	to	4.47%
December 31, 2022	16,291	$3.86	to	$3.86	$62,964	0.00%	0.60%	to	0.60%	-13.97%	to	-13.97%
December 31, 2021	17,032	$4.49	to	$4.49	$76,513	0.00%	0.60%	to	0.60%	-3.75%	to	-3.75%
December 31, 2020	17,434	$4.67	to	$4.67	$81,370	0.00%	0.60%	to	0.60%	6.52%	to	6.52%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2024	44,079	$5.46	to	$119.00	$635,562	0.00%	0.00%	to	0.90%	29.70%	to	30.87%
December 31, 2023	43,189	$4.21	to	$90.92	$459,897	0.00%	0.00%	to	0.90%	52.14%	to	53.51%
December 31, 2022	42,349	$2.77	to	$59.23	$284,485	0.00%	0.00%	to	0.90%	-38.16%	to	-37.60%
December 31, 2021	41,064	$4.47	to	$94.92	$416,598	0.00%	0.00%	to	0.90%	1.84%	to	16.01%
December 31, 2020	39,930	$3.89	to	$81.82	$321,969	0.00%	0.00%	to	0.90%	36.86%	to	56.20%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2024	14,693	$11.87	to	$44.91	$360,469	0.00%	0.00%	to	0.90%	7.38%	to	8.36%
December 31, 2023	13,848	$10.98	to	$41.45	$307,197	0.00%	0.00%	to	0.90%	10.24%	to	15.74%
December 31, 2022	3,398	$12.29	to	$35.81	$58,927	0.00%	0.00%	to	0.60%	-16.87%	to	-16.37%
December 31, 2021	3,336	$14.79	to	$42.83	$65,889	0.00%	0.00%	to	0.60%	25.59%	to	26.34%
December 31, 2020	3,403	$11.78	to	$33.90	$51,426	0.00%	0.00%	to	0.60%	10.33%	to	10.99%

	T. Rowe Price International Stock Portfolio
December 31, 2024	12,405	$1.79	to	$2.36	$28,581	0.78%	0.20%	to	0.90%	2.33%	to	3.04%
December 31, 2023	16,316	$1.75	to	$2.30	$36,857	1.03%	0.20%	to	0.90%	15.21%	to	16.01%
December 31, 2022	16,270	$1.52	to	$1.99	$31,804	0.78%	0.20%	to	0.90%	-16.56%	to	-15.98%
December 31, 2021	16,495	$1.82	to	$2.37	$38,506	0.58%	0.20%	to	0.90%	0.42%	to	1.12%
December 31, 2020	17,037	$1.81	to	$2.36	$39,549	0.58%	0.20%	to	0.90%	13.43%	to	14.22%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2024	1,265	$4.16	to	$5.83	$5,393	0.03%	0.20%	to	0.90%	34.10%	to	35.04%
December 31, 2023	1,325	$3.10	to	$4.33	$4,201	0.14%	0.60%	to	0.90%	41.90%	to	42.32%
December 31, 2022	1,314	$2.18	to	$3.04	$2,954	0.71%	0.20%	to	0.90%	-30.52%	to	-30.03%
December 31, 2021	1,359	$3.14	to	$4.37	$4,418	0.10%	0.20%	to	0.90%	19.26%	to	20.10%
December 31, 2020	1,394	$2.64	to	$3.65	$3,797	0.54%	0.20%	to	0.90%	31.77%	to	32.69%
A84

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2024	1,267	$4.37	to	$7.46	$7,697	0.00%	0.20%	to	0.90%	30.29%	to	31.20%
December 31, 2023	1,629	$3.36	to	$5.71	$7,650	0.00%	0.20%	to	0.90%	34.66%	to	35.59%
December 31, 2022	1,689	$2.49	to	$4.23	$5,895	0.00%	0.20%	to	0.90%	-32.24%	to	-31.77%
December 31, 2021	1,992	$3.68	to	$6.22	$10,049	0.00%	0.20%	to	0.90%	22.43%	to	23.29%
December 31, 2020	2,148	$3.00	to	$5.07	$8,689	0.00%	0.20%	to	0.90%	30.69%	to	31.59%

	LVIP American Century Value Fund (Standard Class II)
December 31, 2024	760	$5.81	to	$7.06	$4,790	2.83%	0.20%	to	0.90%	8.50%	to	9.26%
December 31, 2023	864	$5.34	to	$6.46	$5,015	2.38%	0.20%	to	0.90%	8.13%	to	8.88%
December 31, 2022	1,159	$4.92	to	$5.93	$6,091	2.08%	0.20%	to	0.90%	-0.35%	to	0.34%
December 31, 2021	1,271	$4.93	to	$5.91	$6,741	1.76%	0.20%	to	0.90%	23.40%	to	24.26%
December 31, 2020	1,261	$3.98	to	$4.76	$5,385	2.33%	0.20%	to	0.90%	0.08%	to	0.78%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2024	741	$3.24	to	$3.73	$2,418	0.00%	0.20%	to	0.90%	10.04%	to	10.81%
December 31, 2023	866	$2.94	to	$3.37	$2,563	0.00%	0.20%	to	0.90%	25.61%	to	26.48%
December 31, 2022	874	$2.34	to	$2.66	$2,059	0.00%	0.20%	to	0.90%	-34.28%	to	-33.82%
December 31, 2021	964	$3.56	to	$4.03	$3,450	0.00%	0.20%	to	0.90%	9.03%	to	9.79%
December 31, 2020	988	$3.27	to	$3.67	$3,242	0.00%	0.20%	to	0.90%	53.71%	to	54.78%

	LVIP American Century Disciplined Core Value Fund (Standard Class II)
December 31, 2024	72	$4.26	to	$4.26	$306	1.33%	0.20%	to	0.20%	12.87%	to	12.87%
December 31, 2023	71	$3.77	to	$3.77	$268	1.55%	0.20%	to	0.20%	8.44%	to	8.44%
December 31, 2022	148	$3.48	to	$3.48	$514	1.83%	0.20%	to	0.20%	-12.91%	to	-12.91%
December 31, 2021	107	$3.99	to	$3.99	$426	1.08%	0.20%	to	0.20%	23.40%	to	23.40%
December 31, 2020	131	$3.24	to	$3.24	$425	2.38%	0.20%	to	0.20%	11.59%	to	11.59%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
December 31, 2024	1,039	$5.46	to	$5.46	$5,676	0.81%	0.20%	to	0.20%	12.39%	to	12.39%
December 31, 2023	1,216	$4.86	to	$4.86	$5,912	0.79%	0.20%	to	0.20%	18.08%	to	18.08%
December 31, 2022	1,112	$4.12	to	$4.12	$4,579	0.75%	0.20%	to	0.20%	-14.25%	to	-14.25%
December 31, 2021	1,280	$4.80	to	$4.80	$6,147	0.61%	0.20%	to	0.20%	25.63%	to	25.63%
December 31, 2020	1,285	$3.82	to	$3.82	$4,909	0.79%	0.20%	to	0.20%	7.89%	to	7.89%

	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)
December 31, 2024	213	$1.71	to	$1.71	$364	0.64%	0.20%	to	0.20%	4.41%	to	4.41%
December 31, 2023	200	$1.64	to	$1.64	$328	0.34%	0.20%	to	0.20%	9.06%	to	9.06%
December 31, 2022	914	$1.50	to	$1.50	$1,373	0.00%	0.20%	to	0.20%	-16.78%	to	-16.78%
December 31, 2021	928	$1.81	to	$1.81	$1,676	0.11%	0.20%	to	0.20%	16.23%	to	16.23%
December 31, 2020	989	$1.55	to	$1.55	$1,536	0.39%	0.20%	to	0.20%	19.65%	to	19.65%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
December 31, 2024	26	$5.97	to	$5.97	$152	1.01%	0.20%	to	0.20%	18.81%	to	18.81%
December 31, 2023	25	$5.02	to	$5.02	$127	0.58%	0.20%	to	0.20%	19.04%	to	19.04%
December 31, 2022	53	$4.22	to	$4.22	$222	0.22%	0.20%	to	0.20%	-19.54%	to	-19.54%
December 31, 2021	116	$5.24	to	$5.24	$609	0.62%	0.20%	to	0.20%	23.54%	to	23.54%
December 31, 2020	68	$4.24	to	$4.24	$288	0.24%	0.20%	to	0.20%	8.36%	to	8.36%

	Invesco V.I. Technology Fund (Series I)
December 31, 2024	278	$1.93	to	$1.93	$537	0.00%	0.20%	to	0.20%	34.01%	to	34.01%
December 31, 2023	283	$1.44	to	$1.44	$407	0.00%	0.20%	to	0.20%	46.66%	to	46.66%
December 31, 2022	289	$0.98	to	$0.98	$283	0.00%	0.20%	to	0.20%	-40.08%	to	-40.08%
December 31, 2021	359	$1.64	to	$1.64	$588	0.00%	0.20%	to	0.20%	14.18%	to	14.18%
December 31, 2020	370	$1.44	to	$1.44	$531	0.00%	0.20%	to	0.20%	45.82%	to	45.82%

	Janus Henderson VIT Enterprise Portfolio (Service Shares)
December 31, 2024	174	$4.32	to	$4.32	$750	0.63%	0.20%	to	0.20%	15.09%	to	15.09%
December 31, 2023	162	$3.76	to	$3.76	$610	0.08%	0.20%	to	0.20%	17.54%	to	17.54%
December 31, 2022	192	$3.20	to	$3.20	$613	0.31%	0.20%	to	0.20%	-16.32%	to	-16.32%
December 31, 2021	263	$3.82	to	$3.82	$1,004	0.15%	0.20%	to	0.20%	16.31%	to	16.31%
December 31, 2020	366	$3.28	to	$3.28	$1,203	0.04%	0.20%	to	0.20%	18.95%	to	18.95%
A85

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Henderson VIT Balanced Portfolio (Service Shares)
December 31, 2024	6	$5.13	to	$5.13	$31	1.76%	0.20%	to	0.20%	14.92%	to	14.92%
December 31, 2023	6	$4.46	to	$4.46	$28	1.79%	0.20%	to	0.20%	14.91%	to	14.91%
December 31, 2022	6	$3.88	to	$3.88	$25	0.47%	0.20%	to	0.20%	-16.78%	to	-16.78%
December 31, 2021	7	$4.67	to	$4.67	$31	0.31%	0.20%	to	0.20%	16.68%	to	16.68%
December 31, 2020	192	$4.00	to	$4.00	$770	1.81%	0.20%	to	0.20%	13.80%	to	13.80%

	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)
December 31, 2024	6	$2.85	to	$2.85	$18	0.00%	0.20%	to	0.20%	23.68%	to	23.68%
December 31, 2023	7	$2.31	to	$2.31	$17	0.00%	0.20%	to	0.20%	12.63%	to	12.63%
December 31, 2022	13	$2.05	to	$2.05	$26	0.00%	0.20%	to	0.20%	-31.27%	to	-31.27%
December 31, 2021	15	$2.98	to	$2.98	$45	0.00%	0.20%	to	0.20%	18.56%	to	18.56%
December 31, 2020	21	$2.51	to	$2.51	$53	0.00%	0.20%	to	0.20%	39.96%	to	39.96%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2024	1,965	$6.48	to	$6.48	$12,734	0.00%	0.25%	to	0.25%	34.62%	to	34.62%
December 31, 2023	1,760	$4.81	to	$4.81	$8,472	0.06%	0.25%	to	0.25%	42.46%	to	42.46%
December 31, 2022	1,773	$3.38	to	$3.38	$5,989	0.56%	0.25%	to	0.25%	-30.24%	to	-30.24%
December 31, 2021	1,804	$4.84	to	$4.84	$8,735	0.02%	0.25%	to	0.25%	19.75%	to	19.75%
December 31, 2020	1,856	$4.04	to	$4.04	$7,506	0.35%	0.25%	to	0.25%	32.24%	to	32.24%

	PSF Mid-Cap Growth Portfolio (Class I)
December 31, 2024	26,345	$6.50	to	$91.06	$305,484	0.00%	0.00%	to	0.90%	13.23%	to	14.25%
December 31, 2023	25,813	$5.74	to	$79.71	$250,138	0.00%	0.00%	to	0.90%	22.45%	to	23.55%
December 31, 2022	25,303	$4.69	to	$64.51	$188,242	0.00%	0.00%	to	0.90%	-27.61%	to	-26.96%
December 31, 2021	24,993	$6.47	to	$88.32	$247,490	0.00%	0.00%	to	0.90%	2.00%	to	10.69%
December 31, 2020	24,451	$5.90	to	$79.79	$200,436	0.00%	0.00%	to	0.90%	35.44%	to	47.47%

	Janus Henderson VIT Overseas Portfolio (Service Shares)
December 31, 2024	1,856	$2.64	to	$18.47	$19,668	1.33%	0.00%	to	0.25%	5.31%	to	5.58%
December 31, 2023	1,792	$2.51	to	$17.54	$17,943	1.46%	0.00%	to	0.25%	10.31%	to	10.58%
December 31, 2022	1,634	$2.27	to	$15.90	$14,619	1.84%	0.00%	to	0.25%	-9.06%	to	-8.84%
December 31, 2021	1,645	$2.50	to	$17.49	$13,305	1.10%	0.00%	to	0.25%	13.00%	to	13.29%
December 31, 2020	1,440	$2.21	to	$15.47	$9,688	1.24%	0.00%	to	0.25%	15.73%	to	16.02%

	M Large Cap Growth Fund
December 31, 2024	84	$34.70	to	$97.69	$6,460	0.00%	0.00%	to	0.25%	25.18%	to	25.50%
December 31, 2023	131	$27.72	to	$77.84	$7,325	0.00%	0.00%	to	0.25%	31.71%	to	32.04%
December 31, 2022	101	$21.05	to	$58.95	$4,448	0.00%	0.00%	to	0.25%	-25.60%	to	-25.41%
December 31, 2021	95	$28.29	to	$79.04	$5,553	0.00%	0.00%	to	0.25%	21.19%	to	21.49%
December 31, 2020	92	$23.34	to	$65.05	$4,458	0.00%	0.00%	to	0.25%	28.57%	to	28.89%

	M Capital Appreciation Fund
December 31, 2024	58	$23.78	to	$72.52	$2,791	2.01%	0.00%	to	0.25%	9.67%	to	9.94%
December 31, 2023	58	$21.68	to	$65.96	$2,511	0.43%	0.00%	to	0.25%	23.25%	to	23.56%
December 31, 2022	70	$17.59	to	$53.39	$2,267	0.00%	0.00%	to	0.25%	-18.34%	to	-18.14%
December 31, 2021	70	$21.54	to	$65.22	$2,798	0.00%	0.00%	to	0.25%	17.44%	to	17.74%
December 31, 2020	67	$18.34	to	$55.39	$2,351	0.00%	0.00%	to	0.25%	17.43%	to	17.73%

	M International Equity Fund
December 31, 2024	167	$14.34	to	$24.95	$3,679	3.01%	0.00%	to	0.25%	3.70%	to	3.96%
December 31, 2023	160	$13.83	to	$24.00	$3,370	2.99%	0.00%	to	0.25%	15.72%	to	16.00%
December 31, 2022	174	$11.95	to	$20.69	$3,064	2.86%	0.00%	to	0.25%	-14.37%	to	-14.16%
December 31, 2021	164	$13.96	to	$24.10	$3,348	2.47%	0.00%	to	0.25%	10.77%	to	11.05%
December 31, 2020	146	$12.60	to	$21.70	$2,705	1.69%	0.00%	to	0.25%	8.63%	to	8.90%

	M Large Cap Value Fund
December 31, 2024	109	$21.31	to	$51.78	$4,471	1.94%	0.00%	to	0.25%	18.33%	to	18.63%
December 31, 2023	110	$18.01	to	$43.65	$3,830	2.25%	0.00%	to	0.25%	7.34%	to	7.60%
December 31, 2022	123	$16.78	to	$40.56	$3,755	2.19%	0.00%	to	0.25%	-1.70%	to	-1.45%
December 31, 2021	117	$17.07	to	$41.16	$3,596	1.62%	0.00%	to	0.25%	29.68%	to	30.01%
December 31, 2020	114	$13.16	to	$31.66	$2,761	2.11%	0.00%	to	0.25%	-3.40%	to	-3.16%

A86

Note 7:    Financial Highlights (continued)

	At the period ended						For the period ended
	Units Outstanding (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Asia 30
December 31, 2024	1		$3.91	to	$3.91	$4		0.79%	0.25%	to	0.25%	11.28%	to	11.28%
December 31, 2023	1		$3.51	to	$3.51	$3		0.11%	0.25%	to	0.25%	4.06%	to	4.06%
December 31, 2022	1		$3.37	to	$3.37	$3		0.51%	0.25%	to	0.25%	-24.61%	to	-24.61%
December 31, 2021	1		$4.47	to	$4.47	$4		0.00%	0.25%	to	0.25%	-18.72%	to	-18.72%
December 31, 2020	1		$5.50	to	$5.50	$5		1.12%	0.25%	to	0.25%	35.21%	to	35.21%

	ProFund VP Materials
December 31, 2024	—	(1)	$4.39	to	$4.39	$2		0.42%	0.25%	to	0.25%	-1.79%	to	-1.79%
December 31, 2023	—	(1)	$4.47	to	$4.47	$2		0.47%	0.25%	to	0.25%	12.10%	to	12.10%
December 31, 2022	—	(1)	$3.99	to	$3.99	$1		0.18%	0.25%	to	0.25%	-9.37%	to	-9.37%
December 31, 2021	—	(1)	$4.40	to	$4.40	$1		0.29%	0.25%	to	0.25%	25.32%	to	25.32%
December 31, 2020	—	(1)	$3.51	to	$3.51	$1		0.70%	0.25%	to	0.25%	16.20%	to	16.20%

	ProFund VP Biotechnology
December 31, 2024	—	(1)	$9.17	to	$9.17	$2		0.00%	0.25%	to	0.25%	-0.39%	to	-0.39%
December 31, 2023	—	(1)	$9.21	to	$9.21	$3		0.00%	0.25%	to	0.25%	9.87%	to	9.87%
December 31, 2022	—	(1)	$8.38	to	$8.38	$3		0.00%	0.25%	to	0.25%	-7.94%	to	-7.94%
December 31, 2021	—	(1)	$9.10	to	$9.10	$3		0.00%	0.25%	to	0.25%	15.45%	to	15.45%
December 31, 2020	—	(1)	$7.89	to	$7.89	$3		0.02%	0.25%	to	0.25%	15.09%	to	15.09%

	ProFund VP UltraBull
December 31, 2024	—		$15.89	to	$15.89	$—		0.00%	0.25%	to	0.25%	41.66%	to	41.66%
December 31, 2023	—		$11.22	to	$11.22	$—		0.00%	0.25%	to	0.25%	44.88%	to	44.88%
December 31, 2022	—		$7.74	to	$7.74	$—		0.00%	0.25%	to	0.25%	-39.27%	to	-39.27%
December 31, 2021	62		$12.75	to	$12.75	$784		0.00%	0.25%	to	0.25%	57.75%	to	57.75%
December 31, 2020	39		$8.08	to	$8.08	$316		0.00%	0.25%	to	0.25%	19.53%	to	19.53%

	ProFund VP Consumer Discretionary
December 31, 2024	—	(1)	$6.75	to	$6.75	$—	(1)	0.00%	0.25%	to	0.25%	24.12%	to	24.12%
December 31, 2023	—	(1)	$5.44	to	$5.44	$1		0.00%	0.25%	to	0.25%	31.73%	to	31.73%
December 31, 2022	—	(1)	$4.13	to	$4.13	$1		0.00%	0.25%	to	0.25%	-31.70%	to	-31.70%
December 31, 2021	—	(1)	$6.05	to	$6.05	$2		0.00%	0.25%	to	0.25%	9.96%	to	9.96%
December 31, 2020	—	(1)	$5.50	to	$5.50	$3		0.00%	0.25%	to	0.25%	28.03%	to	28.03%

	ProFund VP Energy
December 31, 2024	—	(1)	$4.05	to	$4.05	$—	(1)	2.11%	0.25%	to	0.25%	3.51%	to	3.51%
December 31, 2023	—	(1)	$3.91	to	$3.91	$—	(1)	2.37%	0.25%	to	0.25%	-2.73%	to	-2.73%
December 31, 2022	—	(1)	$4.02	to	$4.02	$1		1.06%	0.25%	to	0.25%	59.03%	to	59.03%
December 31, 2021	—	(1)	$2.53	to	$2.53	$—	(1)	1.77%	0.25%	to	0.25%	51.55%	to	51.55%
December 31, 2020	—	(1)	$1.67	to	$1.67	$—	(1)	2.52%	0.25%	to	0.25%	-34.62%	to	-34.62%

	ProFund VP Europe 30
December 31, 2024	6		$2.90	to	$2.90	$19		1.87%	0.25%	to	0.25%	4.09%	to	4.09%
December 31, 2023	6		$2.78	to	$2.78	$18		2.16%	0.25%	to	0.25%	17.18%	to	17.18%
December 31, 2022	6		$2.37	to	$2.37	$15		1.24%	0.25%	to	0.25%	-7.99%	to	-7.99%
December 31, 2021	6		$2.58	to	$2.58	$15		0.89%	0.25%	to	0.25%	24.22%	to	24.22%
December 31, 2020	6		$2.08	to	$2.08	$12		2.69%	0.25%	to	0.25%	-9.46%	to	-9.46%

	ProFund VP Financials
December 31, 2024	1		$3.24	to	$3.24	$2		0.27%	0.25%	to	0.25%	28.13%	to	28.13%
December 31, 2023	1		$2.53	to	$2.53	$2		0.47%	0.25%	to	0.25%	13.60%	to	13.60%
December 31, 2022	1		$2.23	to	$2.23	$1		0.09%	0.25%	to	0.25%	-15.35%	to	-15.35%
December 31, 2021	1		$2.63	to	$2.63	$2		0.35%	0.25%	to	0.25%	29.78%	to	29.78%
December 31, 2020	1		$2.03	to	$2.03	$1		0.70%	0.25%	to	0.25%	-2.02%	to	-2.02%

	ProFund VP Health Care
December 31, 2024	—	(1)	$5.56	to	$5.56	$2		0.06%	0.25%	to	0.25%	0.56%	to	0.56%
December 31, 2023	—	(1)	$5.53	to	$5.53	$3		0.00%	0.25%	to	0.25%	0.57%	to	0.57%
December 31, 2022	1		$5.49	to	$5.49	$3		0.00%	0.25%	to	0.25%	-6.26%	to	-6.26%
December 31, 2021	1		$5.86	to	$5.86	$4		0.04%	0.25%	to	0.25%	21.24%	to	21.24%
December 31, 2020	1		$4.83	to	$4.83	$4		0.00%	0.25%	to	0.25%	14.15%	to	14.15%
A87

Note 7:    Financial Highlights (continued)

	At the period ended						For the period ended
	Units Outstanding (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Japan
December 31, 2024	3		$4.45	to	$4.45	$12	2.47%	0.25%	to	0.25%	21.92%	to	21.92%
December 31, 2023	3		$3.65	to	$3.65	$9	0.00%	0.25%	to	0.25%	34.18%	to	34.18%
December 31, 2022	3		$2.72	to	$2.72	$7	0.00%	0.25%	to	0.25%	-10.15%	to	-10.15%
December 31, 2021	2		$3.03	to	$3.03	$8	0.00%	0.25%	to	0.25%	3.63%	to	3.63%
December 31, 2020	2		$2.92	to	$2.92	$7	0.30%	0.25%	to	0.25%	15.64%	to	15.64%

	ProFund VP Mid-Cap Growth
December 31, 2024	1		$6.20	to	$6.20	$4	0.00%	0.25%	to	0.25%	13.61%	to	13.61%
December 31, 2023	1		$5.46	to	$5.46	$3	0.00%	0.25%	to	0.25%	15.27%	to	15.27%
December 31, 2022	1		$4.73	to	$4.73	$3	0.00%	0.25%	to	0.25%	-20.54%	to	-20.54%
December 31, 2021	1		$5.96	to	$5.96	$4	0.00%	0.25%	to	0.25%	16.68%	to	16.68%
December 31, 2020	1		$5.11	to	$5.11	$3	0.00%	0.25%	to	0.25%	20.59%	to	20.59%

	ProFund VP Mid-Cap Value
December 31, 2024	1		$6.13	to	$6.13	$4	0.25%	0.25%	to	0.25%	9.57%	to	9.57%
December 31, 2023	1		$5.60	to	$5.60	$4	0.30%	0.25%	to	0.25%	13.17%	to	13.17%
December 31, 2022	1		$4.95	to	$4.95	$3	0.14%	0.25%	to	0.25%	-8.68%	to	-8.68%
December 31, 2021	1		$5.42	to	$5.42	$3	0.26%	0.25%	to	0.25%	28.21%	to	28.21%
December 31, 2020	1		$4.23	to	$4.23	$2	0.43%	0.25%	to	0.25%	2.04%	to	2.04%

	ProFund VP Government Money Market
December 31, 2024	5		$1.16	to	$1.16	$6	4.22%	0.25%	to	0.25%	4.06%	to	4.06%
December 31, 2023	5		$1.11	to	$1.11	$6	3.97%	0.25%	to	0.25%	3.90%	to	3.90%
December 31, 2022	2,152		$1.07	to	$1.07	$2,305	0.93%	0.25%	to	0.25%	0.76%	to	0.76%
December 31, 2021	251		$1.06	to	$1.06	$267	0.01%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2020	954		$1.07	to	$1.07	$1,017	0.04%	0.25%	to	0.25%	-0.25%	to	-0.25%

	ProFund VP Nasdaq-100
December 31, 2024	3		$15.38	to	$15.38	$43	0.40%	0.25%	to	0.25%	23.12%	to	23.12%
December 31, 2023	3		$12.50	to	$12.50	$38	0.00%	0.25%	to	0.25%	51.80%	to	51.80%
December 31, 2022	3		$8.23	to	$8.23	$26	0.00%	0.25%	to	0.25%	-34.07%	to	-34.07%
December 31, 2021	3		$12.49	to	$12.49	$43	0.00%	0.25%	to	0.25%	24.49%	to	24.49%
December 31, 2020	4		$10.03	to	$10.03	$36	0.00%	0.25%	to	0.25%	45.21%	to	45.21%

	ProFund VP Pharmaceuticals
December 31, 2024	1		$2.58	to	$2.58	$1	0.00%	0.25%	to	0.25%	3.15%	to	3.15%
December 31, 2023	1		$2.50	to	$2.50	$1	0.54%	0.25%	to	0.25%	-5.73%	to	-5.73%
December 31, 2022	1		$2.65	to	$2.65	$1	0.08%	0.25%	to	0.25%	-6.36%	to	-6.36%
December 31, 2021	1		$2.83	to	$2.83	$1	0.27%	0.25%	to	0.25%	10.92%	to	10.92%
December 31, 2020	—	(1)	$2.55	to	$2.55	$1	0.11%	0.25%	to	0.25%	12.24%	to	12.24%

	ProFund VP Precious Metals
December 31, 2024	—	(1)	$1.40	to	$1.40	$1	3.28%	0.25%	to	0.25%	6.31%	to	6.31%
December 31, 2023	—	(1)	$1.31	to	$1.31	$1	0.00%	0.25%	to	0.25%	1.22%	to	1.22%
December 31, 2022	—	(1)	$1.30	to	$1.30	$1	0.00%	0.25%	to	0.25%	-11.24%	to	-11.24%
December 31, 2021	—	(1)	$1.46	to	$1.46	$1	0.00%	0.25%	to	0.25%	-9.16%	to	-9.16%
December 31, 2020	—	(1)	$1.61	to	$1.61	$1	0.24%	0.25%	to	0.25%	23.80%	to	23.80%

	ProFund VP Real Estate
December 31, 2024	1		$3.75	to	$3.75	$2	1.41%	0.25%	to	0.25%	3.29%	to	3.29%
December 31, 2023	1		$3.63	to	$3.63	$2	1.19%	0.25%	to	0.25%	9.46%	to	9.46%
December 31, 2022	1		$3.32	to	$3.32	$2	0.76%	0.25%	to	0.25%	-26.74%	to	-26.74%
December 31, 2021	1		$4.53	to	$4.53	$3	0.03%	0.25%	to	0.25%	36.73%	to	36.73%
December 31, 2020	1		$3.31	to	$3.31	$3	1.67%	0.25%	to	0.25%	-6.53%	to	-6.53%

	ProFund VP Small-Cap
December 31, 2024	1		$4.91	to	$4.91	$7	1.33%	0.25%	to	0.25%	9.18%	to	9.18%
December 31, 2023	2		$4.49	to	$4.49	$7	0.00%	0.25%	to	0.25%	14.62%	to	14.62%
December 31, 2022	2		$3.92	to	$3.92	$7	0.00%	0.25%	to	0.25%	-22.04%	to	-22.04%
December 31, 2021	2		$5.03	to	$5.03	$9	0.00%	0.25%	to	0.25%	12.60%	to	12.60%
December 31, 2020	2		$4.47	to	$4.47	$9	0.06%	0.25%	to	0.25%	16.77%	to	16.77%
A88

Note 7:    Financial Highlights (continued)

	At the period ended						For the period ended
	Units Outstanding (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Small-Cap Growth
December 31, 2024	4		$6.53	to	$6.53	$29	0.00%	0.25%	to	0.25%	7.53%	to	7.53%
December 31, 2023	4		$6.08	to	$6.08	$26	0.00%	0.25%	to	0.25%	14.91%	to	14.91%
December 31, 2022	4		$5.29	to	$5.29	$22	0.00%	0.25%	to	0.25%	-22.60%	to	-22.60%
December 31, 2021	4		$6.83	to	$6.83	$28	0.00%	0.25%	to	0.25%	20.34%	to	20.34%
December 31, 2020	4		$5.68	to	$5.68	$23	0.00%	0.25%	to	0.25%	17.10%	to	17.10%

	ProFund VP Technology
December 31, 2024	—	(1)	$14.06	to	$14.06	$4	0.00%	0.25%	to	0.25%	19.50%	to	19.50%
December 31, 2023	—	(1)	$11.76	to	$11.76	$4	0.00%	0.25%	to	0.25%	57.56%	to	57.56%
December 31, 2022	—	(1)	$7.47	to	$7.47	$2	0.00%	0.25%	to	0.25%	-35.88%	to	-35.88%
December 31, 2021	—	(1)	$11.65	to	$11.65	$3	0.00%	0.25%	to	0.25%	34.62%	to	34.62%
December 31, 2020	—	(1)	$8.65	to	$8.65	$3	0.00%	0.25%	to	0.25%	44.44%	to	44.44%

	ProFund VP Communication Services
December 31, 2024	1		$3.24	to	$3.24	$2	0.00%	0.25%	to	0.25%	32.31%	to	32.31%
December 31, 2023	1		$2.45	to	$2.45	$1	0.95%	0.25%	to	0.25%	31.49%	to	31.49%
December 31, 2022	1		$1.86	to	$1.86	$1	1.85%	0.25%	to	0.25%	-21.41%	to	-21.41%
December 31, 2021	—	(1)	$2.37	to	$2.37	$1	1.08%	0.25%	to	0.25%	18.11%	to	18.11%
December 31, 2020	—	(1)	$2.01	to	$2.01	$1	0.89%	0.25%	to	0.25%	2.89%	to	2.89%

	ProFund VP U.S. Government Plus
December 31, 2024	7		$1.40	to	$1.40	$10	3.36%	0.25%	to	0.25%	-13.05%	to	-13.05%
December 31, 2023	6		$1.61	to	$1.61	$10	4.24%	0.25%	to	0.25%	-0.21%	to	-0.21%
December 31, 2022	6		$1.61	to	$1.61	$10	0.00%	0.25%	to	0.25%	-41.84%	to	-41.84%
December 31, 2021	6		$2.77	to	$2.77	$16	0.00%	0.25%	to	0.25%	-7.32%	to	-7.32%
December 31, 2020	6		$2.99	to	$2.99	$17	0.04%	0.25%	to	0.25%	20.39%	to	20.39%

	ProFund VP UltraNasdaq-100
December 31, 2024	—		$76.46	to	$76.46	$—	0.00%	0.25%	to	0.25%	41.06%	to	41.06%
December 31, 2023	—		$54.20	to	$54.20	$—	0.00%	0.25%	to	0.25%	114.93%	to	114.93%
December 31, 2022	—		$25.22	to	$25.22	$—	0.00%	0.25%	to	0.25%	-61.03%	to	-61.03%
December 31, 2021	24		$64.71	to	$64.71	$1,568	0.00%	0.25%	to	0.25%	52.13%	to	52.13%
December 31, 2020	18		$42.54	to	$42.54	$780	0.00%	0.25%	to	0.25%	85.82%	to	85.82%

	ProFund VP Bull
December 31, 2024	531		$6.17	to	$6.17	$3,273	0.72%	0.25%	to	0.25%	22.19%	to	22.19%
December 31, 2023	532		$5.05	to	$5.05	$2,683	0.00%	0.25%	to	0.25%	23.43%	to	23.43%
December 31, 2022	6		$4.09	to	$4.09	$26	0.00%	0.25%	to	0.25%	-19.94%	to	-19.94%
December 31, 2021	7		$5.11	to	$5.11	$33	0.00%	0.25%	to	0.25%	26.02%	to	26.02%
December 31, 2020	7		$4.05	to	$4.05	$27	0.02%	0.25%	to	0.25%	15.74%	to	15.74%

	ProFund VP Utilities
December 31, 2024	—	(1)	$5.79	to	$5.79	$2	1.59%	0.25%	to	0.25%	20.97%	to	20.97%
December 31, 2023	—	(1)	$4.79	to	$4.79	$1	1.40%	0.25%	to	0.25%	-8.82%	to	-8.82%
December 31, 2022	—	(1)	$5.25	to	$5.25	$1	0.99%	0.25%	to	0.25%	-0.50%	to	-0.50%
December 31, 2021	—	(1)	$5.27	to	$5.27	$1	1.49%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2020	—	(1)	$4.58	to	$4.58	$1	1.61%	0.25%	to	0.25%	-2.64%	to	-2.64%

	AST Large-Cap Growth Portfolio
December 31, 2024	20,532		$39.06	to	$85.17	$989,486	0.00%	0.00%	to	0.90%	28.99%	to	30.16%
December 31, 2023	17,028		$30.08	to	$65.44	$638,218	0.00%	0.00%	to	0.90%	42.35%	to	43.63%
December 31, 2022	15,559		$21.00	to	$45.56	$407,884	0.00%	0.00%	to	0.90%	-33.80%	to	-33.21%
December 31, 2021	8,005		$31.52	to	$68.21	$323,899	0.00%	0.00%	to	0.90%	1.46%	to	17.11%
December 31, 2020	6,490		$26.98	to	$58.24	$234,165	0.00%	0.00%	to	0.90%	29.18%	to	39.80%

	AST Cohen & Steers Realty Portfolio
December 31, 2024	654		$18.72	to	$38.68	$24,524	0.00%	0.10%	to	0.25%	6.40%	to	6.56%
December 31, 2023	648		$17.59	to	$36.30	$22,800	0.00%	0.10%	to	0.25%	11.80%	to	11.97%
December 31, 2022	603		$15.73	to	$32.42	$18,972	0.00%	0.10%	to	0.25%	-25.55%	to	-25.44%
December 31, 2021	545		$21.13	to	$43.48	$22,918	0.00%	0.10%	to	0.25%	42.49%	to	42.70%
December 31, 2020	513		$14.83	to	$30.47	$15,240	0.00%	0.10%	to	0.25%	-3.08%	to	-2.93%

A89

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Conservative Multi-Asset Portfolio
December 31, 2024	11,703	$11.17	to	$24.51	$282,209	0.00%	0.00%	to	0.90%	5.24%	to	6.20%
December 31, 2023	11,723	$10.61	to	$23.10	$266,410	0.00%	0.00%	to	0.90%	5.76%	to	10.24%
December 31, 2022	944	$20.92	to	$20.95	$19,755	0.00%	0.10%	to	0.25%	-15.94%	to	-15.81%
December 31, 2021	897	$24.88	to	$24.89	$22,311	0.00%	0.10%	to	0.25%	0.88%	to	7.84%
December 31, 2020	750	$23.08	to	$23.11	$17,327	0.00%	0.10%	to	0.25%	11.07%	to	15.88%

	AST Small-Cap Value Portfolio (merged December 13, 2024)
December 31, 2024	—	$20.76	to	$42.89	$—	0.00%	0.10%	to	0.25%	14.21%	to	14.38%
December 31, 2023	595	$18.17	to	$37.50	$22,141	0.00%	0.10%	to	0.25%	13.47%	to	13.64%
December 31, 2022	523	$16.02	to	$33.00	$17,118	0.00%	0.10%	to	0.25%	-13.54%	to	-13.41%
December 31, 2021	466	$18.53	to	$38.11	$17,594	0.00%	0.10%	to	0.25%	31.19%	to	31.39%
December 31, 2020	440	$14.12	to	$29.01	$12,761	0.00%	0.10%	to	0.25%	0.61%	to	0.76%

	AST Mid-Cap Growth Portfolio (merged December 13, 2024)
December 31, 2024	—	$21.47	to	$56.64	$—	0.00%	0.10%	to	0.25%	18.10%	to	18.27%
December 31, 2023	4,593	$18.18	to	$47.89	$103,125	0.00%	0.10%	to	0.25%	21.63%	to	21.82%
December 31, 2022	4,034	$14.94	to	$39.32	$74,755	0.00%	0.10%	to	0.25%	-31.10%	to	-31.00%
December 31, 2021	3,352	$21.69	to	$56.98	$90,738	0.00%	0.10%	to	0.25%	1.77%	to	10.38%
December 31, 2020	2,675	$19.68	to	$51.63	$67,277	0.00%	0.10%	to	0.25%	31.19%	to	34.70%

	AST Large-Cap Value Portfolio
December 31, 2024	10,187	$22.41	to	$34.61	$267,192	0.00%	0.00%	to	0.90%	8.94%	to	9.93%
December 31, 2023	9,255	$20.43	to	$31.48	$222,529	0.00%	0.00%	to	0.90%	8.77%	to	9.75%
December 31, 2022	8,109	$18.67	to	$28.69	$179,951	0.00%	0.00%	to	0.90%	0.80%	to	1.70%
December 31, 2021	4,088	$18.40	to	$28.21	$94,567	0.00%	0.00%	to	0.90%	3.45%	to	29.21%
December 31, 2020	3,259	$14.27	to	$21.83	$60,994	0.00%	0.00%	to	0.90%	-0.62%	to	28.59%

	AST Small-Cap Equity Portfolio
December 31, 2024	2,293	$42.19	to	$48.99	$109,778	0.00%	0.00%	to	0.90%	13.83%	to	14.86%
December 31, 2023	1,678	$37.07	to	$42.65	$69,829	0.00%	0.00%	to	0.90%	16.06%	to	17.10%
December 31, 2022	1,524	$31.94	to	$36.42	$54,144	0.00%	0.00%	to	0.90%	-28.22%	to	-27.57%
December 31, 2021	1,147	$44.49	to	$50.29	$56,160	0.00%	0.00%	to	0.90%	3.60%	to	4.54%
December 31, 2020	1,169	$42.95	to	$48.11	$54,781	0.00%	0.00%	to	0.90%	47.07%	to	48.39%

	AST MFS Global Equity Portfolio
December 31, 2024	5,983	$18.94	to	$43.50	$134,716	0.00%	0.10%	to	0.25%	5.25%	to	5.41%
December 31, 2023	5,494	$17.99	to	$41.27	$117,543	0.00%	0.10%	to	0.25%	13.73%	to	13.90%
December 31, 2022	4,744	$15.82	to	$36.23	$89,730	0.00%	0.10%	to	0.25%	-18.17%	to	-18.04%
December 31, 2021	4,091	$19.33	to	$44.21	$94,428	0.00%	0.10%	to	0.25%	0.72%	to	16.73%
December 31, 2020	3,189	$16.59	to	$37.87	$64,098	0.00%	0.10%	to	0.25%	13.89%	to	24.96%

	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
December 31, 2024	727	$27.75	to	$47.69	$22,942	0.00%	0.00%	to	0.25%	25.21%	to	25.52%
December 31, 2023	671	$22.16	to	$38.00	$16,955	0.08%	0.00%	to	0.25%	26.25%	to	26.57%
December 31, 2022	565	$17.56	to	$30.02	$11,082	0.13%	0.00%	to	0.25%	-18.86%	to	-18.65%
December 31, 2021	431	$21.63	to	$36.90	$10,577	0.19%	0.00%	to	0.25%	5.00%	to	23.16%
December 31, 2020	250	$17.61	to	$29.96	$5,330	0.38%	0.00%	to	0.25%	18.98%	to	28.14%

	LVIP American Century Mid Cap Value Fund (Standard Class II)
December 31, 2024	348	$44.43	to	$45.17	$15,459	2.51%	0.00%	to	0.10%	8.62%	to	8.73%
December 31, 2023	369	$40.90	to	$41.55	$15,117	2.33%	0.00%	to	0.10%	6.03%	to	6.13%
December 31, 2022	371	$38.57	to	$39.14	$14,350	2.26%	0.00%	to	0.10%	-1.29%	to	-1.19%
December 31, 2021	361	$39.08	to	$39.62	$14,134	1.17%	0.00%	to	0.10%	23.08%	to	23.20%
December 31, 2020	365	$31.75	to	$32.16	$11,609	1.84%	0.00%	to	0.10%	1.11%	to	1.21%

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
December 31, 2024	916	$27.84	to	$52.52	$29,290	0.36%	0.00%	to	0.25%	24.26%	to	24.58%
December 31, 2023	818	$22.40	to	$42.16	$21,272	0.50%	0.00%	to	0.25%	23.20%	to	23.51%
December 31, 2022	627	$18.18	to	$34.14	$13,479	0.28%	0.00%	to	0.25%	-23.25%	to	-23.06%
December 31, 2021	486	$23.69	to	$44.37	$14,011	0.49%	0.00%	to	0.25%	5.17%	to	26.68%
December 31, 2020	202	$18.75	to	$35.02	$5,334	0.73%	0.00%	to	0.25%	23.55%	to	24.20%
A90

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2024	1,008	$19.09	to	$37.83	$24,731	0.59%	0.00%	to	0.25%	12.05%	to	12.33%
December 31, 2023	954	$17.04	to	$33.67	$20,993	0.55%	0.00%	to	0.25%	17.69%	to	17.99%
December 31, 2022	805	$14.48	to	$28.54	$13,855	0.43%	0.00%	to	0.25%	-14.50%	to	-14.28%
December 31, 2021	782	$16.93	to	$33.30	$15,540	0.39%	0.00%	to	0.25%	6.85%	to	25.56%
December 31, 2020	783	$13.52	to	$26.52	$12,471	0.45%	0.00%	to	0.25%	7.58%	to	7.85%

	MFS® Utilities Series (Initial Class)
December 31, 2024	3,097	$17.44	to	$29.40	$64,113	2.34%	0.00%	to	0.25%	11.38%	to	11.66%
December 31, 2023	2,816	$15.65	to	$26.33	$52,904	3.60%	0.00%	to	0.25%	-2.35%	to	-2.11%
December 31, 2022	2,390	$16.03	to	$26.90	$46,370	2.45%	0.00%	to	0.25%	0.50%	to	0.76%
December 31, 2021	2,002	$15.95	to	$26.69	$38,827	1.79%	0.00%	to	0.25%	4.30%	to	14.09%
December 31, 2020	1,620	$14.02	to	$23.40	$28,193	2.59%	0.00%	to	0.25%	5.64%	to	15.30%

	AST T. Rowe Price Asset Allocation Portfolio (merged December 6, 2024)
December 31, 2024	—	$38.57	to	$38.57	$—	0.00%	0.25%	to	0.25%	14.70%	to	14.70%
December 31, 2023	4,329	$33.63	to	$33.63	$145,554	0.00%	0.25%	to	0.25%	16.57%	to	16.57%
December 31, 2022	3,915	$28.84	to	$28.84	$112,919	0.00%	0.25%	to	0.25%	-16.56%	to	-16.56%
December 31, 2021	3,527	$34.57	to	$34.57	$121,923	0.00%	0.25%	to	0.25%	2.07%	to	12.13%
December 31, 2020	2,288	$30.83	to	$30.83	$70,545	0.00%	0.25%	to	0.25%	12.25%	to	17.24%

	AST Balanced Asset Allocation Portfolio
December 31, 2024	20,399	$26.37	to	$30.20	$596,527	0.00%	0.00%	to	0.90%	10.90%	to	11.90%
December 31, 2023	13,882	$23.78	to	$26.99	$364,425	0.00%	0.00%	to	0.90%	14.74%	to	15.76%
December 31, 2022	13,216	$20.73	to	$23.31	$300,327	0.00%	0.00%	to	0.90%	-17.01%	to	-16.26%
December 31, 2021	12,031	$24.97	to	$27.84	$327,236	0.00%	0.00%	to	0.90%	2.20%	to	12.84%
December 31, 2020	11,064	$22.33	to	$24.67	$267,274	0.00%	0.00%	to	0.90%	10.77%	to	15.74%

	AST Preservation Asset Allocation Portfolio
December 31, 2024	2,259	$19.06	to	$21.83	$47,767	0.00%	0.00%	to	0.90%	6.83%	to	7.80%
December 31, 2023	2,236	$17.84	to	$20.25	$43,972	0.00%	0.00%	to	0.90%	10.78%	to	11.78%
December 31, 2022	2,143	$16.11	to	$18.11	$37,773	0.00%	0.00%	to	0.90%	-16.38%	to	-15.62%
December 31, 2021	2,111	$19.26	to	$21.47	$44,127	0.00%	0.00%	to	0.90%	0.72%	to	6.24%
December 31, 2020	2,033	$18.29	to	$20.21	$40,098	0.00%	0.00%	to	0.90%	8.11%	to	10.46%

	AST Prudential Growth Allocation Portfolio
December 31, 2024	11,904	$12.69	to	$36.50	$257,743	0.00%	0.00%	to	0.90%	12.67%	to	13.69%
December 31, 2023	11,552	$11.26	to	$32.18	$216,064	0.00%	0.00%	to	0.90%	13.72%	to	17.77%
December 31, 2022	3,284	$27.33	to	$27.33	$89,756	0.00%	0.25%	to	0.25%	-18.50%	to	-18.50%
December 31, 2021	3,018	$33.53	to	$33.53	$101,221	0.00%	0.25%	to	0.25%	2.68%	to	16.41%
December 31, 2020	2,613	$28.81	to	$28.81	$75,267	0.00%	0.25%	to	0.25%	5.59%	to	5.59%

	AST Advanced Strategies Portfolio
December 31, 2024	1,175	$37.71	to	$37.71	$44,295	0.00%	0.25%	to	0.25%	10.72%	to	10.72%
December 31, 2023	1,111	$34.06	to	$34.06	$37,838	0.00%	0.25%	to	0.25%	14.20%	to	14.20%
December 31, 2022	1,028	$29.82	to	$29.82	$30,661	0.00%	0.25%	to	0.25%	-16.83%	to	-16.83%
December 31, 2021	868	$35.86	to	$35.86	$31,126	0.00%	0.25%	to	0.25%	1.24%	to	13.54%
December 31, 2020	722	$31.58	to	$31.58	$22,806	0.00%	0.25%	to	0.25%	10.40%	to	10.40%

	TOPS® Aggressive Growth ETF Portfolio (Class 2)
December 31, 2024	6,388	$20.46	to	$34.42	$144,699	1.31%	0.10%	to	0.25%	11.71%	to	11.88%
December 31, 2023	5,179	$18.31	to	$30.76	$104,857	1.21%	0.10%	to	0.25%	17.08%	to	17.25%
December 31, 2022	4,100	$15.64	to	$26.24	$71,342	1.30%	0.10%	to	0.25%	-16.08%	to	-15.96%
December 31, 2021	3,141	$18.64	to	$31.22	$65,192	0.63%	0.10%	to	0.25%	3.26%	to	19.19%
December 31, 2020	1,584	$15.66	to	$26.19	$28,568	1.46%	0.10%	to	0.25%	12.40%	to	25.21%

	TOPS® Balanced ETF Portfolio (Class 2)
December 31, 2024	5,091	$15.24	to	$20.65	$81,205	2.14%	0.10%	to	0.25%	6.59%	to	6.75%
December 31, 2023	4,406	$14.29	to	$19.34	$65,876	1.98%	0.10%	to	0.25%	11.12%	to	11.28%
December 31, 2022	3,672	$12.86	to	$17.38	$49,062	1.63%	0.10%	to	0.25%	-11.37%	to	-11.24%
December 31, 2021	3,089	$14.52	to	$19.58	$46,495	0.95%	0.10%	to	0.25%	3.88%	to	9.51%
December 31, 2020	1,870	$13.27	to	$17.88	$25,964	1.55%	0.10%	to	0.25%	8.13%	to	12.69%
A91

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS® Conservative ETF Portfolio (Class 2)
December 31, 2024	942	$13.88	to	$17.14	$13,832	2.49%	0.10%	to	0.25%	5.73%	to	5.89%
December 31, 2023	842	$13.13	to	$16.18	$11,687	2.45%	0.10%	to	0.25%	8.92%	to	9.08%
December 31, 2022	544	$12.05	to	$14.83	$6,957	2.03%	0.10%	to	0.25%	-9.08%	to	-8.94%
December 31, 2021	385	$13.26	to	$16.29	$5,280	0.78%	0.10%	to	0.25%	0.91%	to	6.34%
December 31, 2020	319	$12.49	to	$15.32	$4,139	1.72%	0.10%	to	0.25%	6.78%	to	7.96%

	TOPS® Growth ETF Portfolio (Class 2)
December 31, 2024	7,489	$18.90	to	$32.32	$160,210	1.46%	0.10%	to	0.25%	10.51%	to	10.68%
December 31, 2023	5,877	$17.11	to	$29.21	$114,301	1.41%	0.10%	to	0.25%	15.80%	to	15.97%
December 31, 2022	4,598	$14.77	to	$25.18	$77,411	1.52%	0.10%	to	0.25%	-14.91%	to	-14.79%
December 31, 2021	3,475	$17.36	to	$29.55	$68,478	0.86%	0.10%	to	0.25%	2.67%	to	16.40%
December 31, 2020	2,358	$14.94	to	$25.39	$40,859	1.79%	0.10%	to	0.25%	11.39%	to	21.64%

	TOPS® Moderate Growth ETF Portfolio (Class 2)
December 31, 2024	4,809	$17.11	to	$24.81	$89,141	1.94%	0.10%	to	0.25%	8.57%	to	8.73%
December 31, 2023	4,203	$15.76	to	$22.82	$71,569	1.78%	0.10%	to	0.25%	13.19%	to	13.36%
December 31, 2022	4,049	$13.92	to	$20.13	$62,749	1.59%	0.10%	to	0.25%	-13.12%	to	-12.99%
December 31, 2021	3,440	$16.02	to	$23.13	$61,343	1.13%	0.10%	to	0.25%	2.14%	to	12.70%
December 31, 2020	2,683	$14.24	to	$20.52	$42,904	1.57%	0.10%	to	0.25%	10.32%	to	16.73%

	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2024	863	$16.04	to	$16.56	$14,249	2.75%	0.10%	to	0.25%	5.83%	to	5.99%
December 31, 2023	768	$15.14	to	$15.65	$11,981	0.28%	0.10%	to	0.25%	8.76%	to	8.92%
December 31, 2022	677	$13.90	to	$14.39	$9,704	19.44%	0.10%	to	0.25%	-12.07%	to	-11.94%
December 31, 2021	600	$15.78	to	$16.36	$9,788	1.19%	0.10%	to	0.25%	3.47%	to	8.46%
December 31, 2020	486	$14.55	to	$15.11	$7,305	2.28%	0.10%	to	0.25%	5.63%	to	5.79%

	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2024	1,866	$17.59	to	$18.22	$33,845	2.38%	0.10%	to	0.25%	7.44%	to	7.61%
December 31, 2023	1,765	$16.34	to	$16.96	$29,784	0.49%	0.10%	to	0.25%	10.86%	to	11.03%
December 31, 2022	1,544	$14.72	to	$15.29	$23,512	8.62%	0.10%	to	0.25%	-13.94%	to	-13.81%
December 31, 2021	1,383	$17.08	to	$17.77	$24,465	1.11%	0.10%	to	0.25%	4.32%	to	12.48%
December 31, 2020	1,103	$15.19	to	$15.82	$17,405	2.25%	0.10%	to	0.25%	4.93%	to	14.02%

	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2024	1,338	$17.42	to	$18.04	$24,070	2.53%	0.10%	to	0.25%	7.31%	to	7.47%
December 31, 2023	1,272	$16.21	to	$16.81	$21,329	0.41%	0.10%	to	0.25%	10.06%	to	10.23%
December 31, 2022	1,188	$14.71	to	$15.27	$18,100	15.77%	0.10%	to	0.25%	-13.57%	to	-13.44%
December 31, 2021	1,097	$16.99	to	$17.67	$19,342	1.19%	0.10%	to	0.25%	4.15%	to	10.95%
December 31, 2020	962	$15.31	to	$15.95	$15,309	2.29%	0.10%	to	0.25%	5.65%	to	12.65%

	American Funds IS® Growth Fund (Class 2)
December 31, 2024	15,129	$42.79	to	$53.44	$678,943	0.35%	0.10%	to	0.25%	31.30%	to	31.49%
December 31, 2023	12,884	$32.59	to	$40.64	$439,155	0.38%	0.10%	to	0.25%	38.14%	to	38.34%
December 31, 2022	10,565	$23.59	to	$29.38	$259,737	0.35%	0.10%	to	0.25%	-30.11%	to	-30.01%
December 31, 2021	8,237	$33.76	to	$41.97	$288,300	0.23%	0.10%	to	0.25%	6.31%	to	21.87%
December 31, 2020	5,912	$27.74	to	$34.44	$169,903	0.32%	0.10%	to	0.25%	39.57%	to	51.93%

	American Funds IS® Growth-Income Fund (Class 2)
December 31, 2024	12,990	$33.56	to	$37.95	$446,443	1.16%	0.10%	to	0.25%	23.92%	to	24.10%
December 31, 2023	11,785	$27.08	to	$30.58	$326,650	1.47%	0.10%	to	0.25%	25.82%	to	26.01%
December 31, 2022	10,133	$21.52	to	$24.27	$222,897	1.38%	0.10%	to	0.25%	-16.70%	to	-16.58%
December 31, 2021	8,610	$25.84	to	$29.09	$226,598	1.20%	0.10%	to	0.25%	5.24%	to	23.97%
December 31, 2020	6,872	$20.87	to	$23.46	$145,848	1.54%	0.10%	to	0.25%	13.26%	to	19.20%

	American Funds IS® International Fund (Class 2)
December 31, 2024	12,461	$13.35	to	$15.18	$169,729	1.26%	0.10%	to	0.25%	2.90%	to	3.06%
December 31, 2023	10,739	$12.97	to	$14.73	$141,906	1.40%	0.10%	to	0.25%	15.56%	to	15.73%
December 31, 2022	9,291	$11.22	to	$12.73	$106,151	1.87%	0.10%	to	0.25%	-20.98%	to	-20.86%
December 31, 2021	7,611	$14.21	to	$16.09	$109,924	2.76%	0.10%	to	0.25%	-4.57%	to	-1.59%
December 31, 2020	5,655	$14.46	to	$16.35	$83,183	0.73%	0.10%	to	0.25%	13.69%	to	29.85%
A92

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Fidelity® VIP Contrafund℠ Portfolio (Service Class 2)
December 31, 2024	5,164	$33.20	to	$42.10	$176,913	0.03%	0.10%	to	0.25%	33.11%	to	33.31%
December 31, 2023	4,769	$24.94	to	$31.58	$122,844	0.28%	0.10%	to	0.25%	32.79%	to	32.98%
December 31, 2022	4,348	$18.79	to	$23.75	$84,409	0.28%	0.10%	to	0.25%	-26.67%	to	-26.56%
December 31, 2021	3,894	$25.62	to	$32.34	$103,144	0.02%	0.10%	to	0.25%	17.45%	to	27.38%
December 31, 2020	3,141	$20.14	to	$25.39	$65,742	0.07%	0.10%	to	0.25%	29.91%	to	30.10%

	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
December 31, 2024	5,841	$22.19	to	$26.87	$136,102	0.37%	0.10%	to	0.25%	16.88%	to	17.06%
December 31, 2023	5,302	$18.99	to	$22.95	$105,663	0.43%	0.10%	to	0.25%	14.52%	to	14.69%
December 31, 2022	4,567	$16.58	to	$20.01	$79,141	0.30%	0.10%	to	0.25%	-15.18%	to	-15.05%
December 31, 2021	3,833	$19.55	to	$23.56	$77,835	0.40%	0.10%	to	0.25%	9.19%	to	25.18%
December 31, 2020	3,074	$15.64	to	$18.82	$49,922	0.42%	0.10%	to	0.25%	17.57%	to	17.75%

	Franklin Income VIP Fund (Class 2)
December 31, 2024	2,674	$15.92	to	$18.17	$43,214	5.10%	0.10%	to	0.25%	6.94%	to	7.10%
December 31, 2023	2,413	$14.89	to	$16.97	$36,479	5.09%	0.10%	to	0.25%	8.35%	to	8.51%
December 31, 2022	2,142	$13.74	to	$15.64	$29,890	4.84%	0.10%	to	0.25%	-5.71%	to	-5.57%
December 31, 2021	1,890	$14.57	to	$16.56	$27,963	4.61%	0.10%	to	0.25%	7.47%	to	16.64%
December 31, 2020	1,601	$12.51	to	$14.20	$20,342	5.75%	0.10%	to	0.25%	0.44%	to	0.59%

	Franklin Mutual Shares VIP Fund (Class 2)
December 31, 2024	275	$16.53	to	$19.96	$4,700	1.99%	0.10%	to	0.25%	10.99%	to	11.16%
December 31, 2023	285	$14.90	to	$17.95	$4,395	1.89%	0.10%	to	0.25%	13.18%	to	13.35%
December 31, 2022	296	$13.16	to	$15.84	$4,034	1.83%	0.10%	to	0.25%	-7.66%	to	-7.52%
December 31, 2021	317	$14.25	to	$17.13	$4,675	2.88%	0.10%	to	0.25%	18.87%	to	19.05%
December 31, 2020	344	$11.99	to	$14.39	$4,257	2.74%	0.10%	to	0.25%	-5.28%	to	-5.14%

	Templeton Growth VIP Fund (Class 2)
December 31, 2024	733	$13.79	to	$15.36	$10,249	0.95%	0.10%	to	0.25%	5.14%	to	5.30%
December 31, 2023	785	$13.11	to	$14.59	$10,438	3.34%	0.10%	to	0.25%	20.71%	to	20.89%
December 31, 2022	865	$10.86	to	$12.07	$9,532	0.16%	0.10%	to	0.25%	-11.72%	to	-11.59%
December 31, 2021	873	$12.31	to	$13.65	$10,884	1.10%	0.10%	to	0.25%	-2.72%	to	4.77%
December 31, 2020	754	$11.76	to	$13.03	$8,989	2.89%	0.10%	to	0.25%	5.54%	to	5.69%

	Hartford Capital Appreciation HLS Fund (Class IB)
December 31, 2024	155	$30.84	to	$30.84	$4,772	0.55%	0.10%	to	0.10%	20.77%	to	20.77%
December 31, 2023	160	$25.53	to	$25.53	$4,098	0.66%	0.10%	to	0.10%	19.58%	to	19.58%
December 31, 2022	156	$21.35	to	$21.35	$3,322	0.74%	0.10%	to	0.10%	-15.59%	to	-15.59%
December 31, 2021	146	$25.29	to	$25.29	$3,684	0.24%	0.10%	to	0.10%	14.34%	to	14.34%
December 31, 2020	133	$22.12	to	$22.12	$2,933	0.78%	0.10%	to	0.10%	21.50%	to	21.50%

	Hartford Disciplined Equity HLS Fund (Class IB)
December 31, 2024	379	$40.57	to	$40.57	$15,371	0.35%	0.10%	to	0.10%	24.98%	to	24.98%
December 31, 2023	407	$32.46	to	$32.46	$13,213	0.61%	0.10%	to	0.10%	20.83%	to	20.83%
December 31, 2022	404	$26.87	to	$26.87	$10,864	0.78%	0.10%	to	0.10%	-19.28%	to	-19.28%
December 31, 2021	408	$33.29	to	$33.29	$13,574	0.34%	0.10%	to	0.10%	25.08%	to	25.08%
December 31, 2020	407	$26.61	to	$26.61	$10,823	0.49%	0.10%	to	0.10%	17.66%	to	17.66%

	Hartford Dividend and Growth HLS Fund (Class IB)
December 31, 2024	523	$32.43	to	$32.43	$16,946	1.75%	0.10%	to	0.10%	12.31%	to	12.31%
December 31, 2023	504	$28.87	to	$28.87	$14,557	1.39%	0.10%	to	0.10%	13.78%	to	13.78%
December 31, 2022	498	$25.38	to	$25.38	$12,651	1.55%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2021	449	$27.96	to	$27.96	$12,561	1.12%	0.10%	to	0.10%	31.54%	to	31.54%
December 31, 2020	419	$21.26	to	$21.26	$8,897	1.82%	0.10%	to	0.10%	7.34%	to	7.34%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2024	9,308	$11.61	to	$12.70	$108,775	4.34%	0.10%	to	0.25%	2.29%	to	2.45%
December 31, 2023	8,124	$11.35	to	$12.39	$92,845	3.25%	0.10%	to	0.25%	7.11%	to	7.27%
December 31, 2022	6,961	$10.59	to	$11.55	$74,299	2.83%	0.10%	to	0.25%	-14.15%	to	-14.02%
December 31, 2021	6,140	$12.34	to	$13.44	$76,355	2.82%	0.10%	to	0.25%	-1.06%	to	1.24%
December 31, 2020	4,665	$12.47	to	$13.56	$58,674	3.66%	0.10%	to	0.25%	8.20%	to	8.36%
A93

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Value Series (Initial Class)
December 31, 2024	3,993	$22.07	to	$27.61	$90,424	1.67%	0.10%	to	0.25%	11.33%	to	11.50%
December 31, 2023	3,660	$19.83	to	$24.76	$74,548	1.66%	0.10%	to	0.25%	7.66%	to	7.82%
December 31, 2022	3,233	$18.42	to	$22.96	$61,276	1.42%	0.10%	to	0.25%	-6.14%	to	-6.00%
December 31, 2021	2,838	$19.62	to	$24.43	$57,369	1.37%	0.10%	to	0.25%	11.46%	to	25.33%
December 31, 2020	2,352	$15.68	to	$19.49	$38,075	1.65%	0.10%	to	0.25%	3.22%	to	3.37%

	Invesco V.I. Growth and Income Fund (Series I)
December 31, 2024	2,317	$24.40	to	$24.40	$56,539	1.52%	0.25%	to	0.25%	15.71%	to	15.71%
December 31, 2023	2,212	$21.09	to	$21.09	$46,638	1.69%	0.25%	to	0.25%	12.38%	to	12.38%
December 31, 2022	2,055	$18.77	to	$18.77	$38,554	1.70%	0.25%	to	0.25%	-5.99%	to	-5.99%
December 31, 2021	1,938	$19.96	to	$19.96	$38,686	1.59%	0.25%	to	0.25%	9.55%	to	28.19%
December 31, 2020	1,808	$15.57	to	$15.57	$28,159	2.49%	0.25%	to	0.25%	1.84%	to	1.84%

	Fidelity® VIP Index 500 Portfolio (Service Class 2)
December 31, 2024	19,551	$35.62	to	$35.62	$696,429	1.11%	0.25%	to	0.25%	24.27%	to	24.27%
December 31, 2023	17,237	$28.66	to	$28.66	$494,082	1.33%	0.25%	to	0.25%	25.57%	to	25.57%
December 31, 2022	14,983	$22.83	to	$22.83	$342,032	1.27%	0.25%	to	0.25%	-18.62%	to	-18.62%
December 31, 2021	12,945	$28.05	to	$28.05	$363,135	1.07%	0.25%	to	0.25%	15.11%	to	27.94%
December 31, 2020	10,298	$21.93	to	$21.93	$225,794	1.76%	0.25%	to	0.25%	17.65%	to	17.65%

	American Funds IS® Washington Mutual Investors Fund (Class 2)
December 31, 2024	4,340	$13.05	to	$28.71	$121,351	1.72%	0.10%	to	0.25%	18.85%	to	19.02%
December 31, 2023	3,510	$24.16	to	$24.16	$84,802	2.05%	0.25%	to	0.25%	16.99%	to	16.99%
December 31, 2022	2,840	$20.65	to	$20.65	$58,647	2.11%	0.25%	to	0.25%	-8.68%	to	-8.68%
December 31, 2021	2,219	$22.61	to	$22.61	$50,182	1.58%	0.25%	to	0.25%	7.41%	to	27.46%
December 31, 2020	1,739	$17.74	to	$17.74	$30,848	1.93%	0.25%	to	0.25%	8.41%	to	18.40%

	CVT EAFE International Index Portfolio (Class F)
December 31, 2024	2,585	$13.10	to	$13.15	$33,913	2.88%	0.10%	to	0.25%	2.69%	to	2.84%
December 31, 2023	1,896	$12.76	to	$12.79	$24,214	3.43%	0.10%	to	0.25%	17.24%	to	17.41%
December 31, 2022	1,074	$10.88	to	$10.89	$11,693	3.91%	0.10%	to	0.25%	-14.96%	to	-14.83%
December 31, 2021	807	$12.79	to	$12.80	$10,326	2.03%	0.10%	to	0.25%	2.56%	to	10.55%
December 31, 2020	290	$11.57	to	$11.60	$3,359	4.29%	0.10%	to	0.25%	7.29%	to	7.45%

	CVT Nasdaq 100 Index Portfolio (Class F)
December 31, 2024	3,957	$27.59	to	$28.30	$111,300	0.36%	0.10%	to	0.25%	24.57%	to	24.76%
December 31, 2023	3,397	$22.11	to	$22.71	$76,685	0.37%	0.10%	to	0.25%	53.64%	to	53.87%
December 31, 2022	2,593	$14.37	to	$14.78	$38,141	0.21%	0.10%	to	0.25%	-32.98%	to	-32.88%
December 31, 2021	1,846	$21.41	to	$22.06	$40,599	0.32%	0.10%	to	0.25%	17.12%	to	26.43%
December 31, 2020	928	$16.94	to	$17.47	$16,169	0.59%	0.10%	to	0.25%	47.49%	to	47.71%

	CVT S&P MidCap 400® Index Portfolio (Class F)
December 31, 2024	3,009	$16.38	to	$16.80	$49,614	1.27%	0.10%	to	0.25%	13.01%	to	13.18%
December 31, 2023	2,532	$14.49	to	$14.84	$36,902	1.35%	0.10%	to	0.25%	15.60%	to	15.77%
December 31, 2022	1,959	$12.54	to	$12.82	$24,665	1.03%	0.10%	to	0.25%	-13.72%	to	-13.60%
December 31, 2021	1,406	$14.53	to	$14.83	$20,470	0.96%	0.10%	to	0.25%	5.51%	to	24.05%
December 31, 2020	727	$11.73	to	$11.96	$8,545	1.57%	0.10%	to	0.25%	12.81%	to	12.98%

	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2024	2,785	$9.44	to	$9.49	$26,329	0.00%	0.10%	to	0.25%	2.48%	to	2.63%
December 31, 2023	2,409	$9.21	to	$9.25	$22,217	0.00%	0.10%	to	0.25%	6.02%	to	6.18%
December 31, 2022	1,958	$8.68	to	$8.71	$17,026	0.00%	0.10%	to	0.25%	-12.41%	to	-12.28%
December 31, 2021	1,716	$9.91	to	$9.93	$17,018	0.00%	0.10%	to	0.25%	-1.71%	to	0.82%
December 31, 2020	1,345	$10.09	to	$10.09	$13,566	0.00%	0.10%	to	0.25%	0.87%	to	0.89%

	Invesco V.I. Equity and Income Fund (Series I) (available April 30, 2021)
December 31, 2024	19	$11.96	to	$11.96	$229	2.82%	0.20%	to	0.20%	11.90%	to	11.90%
December 31, 2023	5	$10.69	to	$10.69	$58	2.09%	0.20%	to	0.20%	10.33%	to	10.33%
December 31, 2022	5	$9.68	to	$9.68	$49	1.79%	0.20%	to	0.20%	-7.69%	to	-7.69%
December 31, 2021	5	$10.49	to	$10.49	$52	1.85%	0.20%	to	0.20%	5.60%	to	5.60%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A94

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Core Fixed Income Portfolio (available February 11, 2022)
December 31, 2024	15,213	$9.27	to	$9.52	$143,899	0.00%	0.00%	to	0.90%	0.53%	to	1.44%
December 31, 2023	13,489	$9.23	to	$9.38	$126,054	0.00%	0.00%	to	0.90%	5.40%	to	6.35%
December 31, 2022	11,986	$8.75	to	$8.82	$105,544	0.00%	0.00%	to	0.90%	-12.84%	to	-12.15%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST International Equity Portfolio (available March 10, 2023)
December 31, 2024	24,389	$11.62	to	$11.81	$286,849	0.00%	0.00%	to	0.90%	4.51%	to	5.46%
December 31, 2023	22,690	$11.11	to	$11.20	$253,596	0.00%	0.00%	to	0.90%	12.09%	to	12.90%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Franklin Small Cap Value VIP Fund (Class 2) (available October 16, 2023) (2)
December 31, 2024	7	$13.00	to	$13.00	$92	0.34%	0.10%	to	0.10%	11.59%	to	11.59%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Templeton Global Bond VIP Fund (Class 2) (available October 16, 2023) (2)
December 31, 2024	3	$9.78	to	$9.78	$25	0.00%	0.10%	to	0.10%	-11.46%	to	-11.46%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Franklin Rising Dividends VIP Fund (Class 2) (available October 16, 2023) (2)
December 31, 2024	144	$12.11	to	$12.11	$1,745	0.45%	0.10%	to	0.10%	10.68%	to	10.68%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Investors Trust Series (Service Class) (available October 16, 2023) (2)
December 31, 2024	27	$13.13	to	$13.13	$349	0.67%	0.10%	to	0.10%	19.10%	to	19.10%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® New Discovery Series (Service Class) (available October 16, 2023) (2)
December 31, 2024	17	$12.13	to	$12.13	$208	0.00%	0.10%	to	0.10%	6.33%	to	6.33%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Service Class) (available October 16, 2023) (2)
December 31, 2024	59	$10.99	to	$10.99	$648	5.14%	0.10%	to	0.10%	2.23%	to	2.23%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Service Class) (available October 16, 2023) (2)
December 31, 2024	68	$11.72	to	$11.72	$801	2.81%	0.10%	to	0.10%	7.35%	to	7.35%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A95

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Utilities Series (Service Class) (available October 16, 2023) (2)
December 31, 2024	58	$12.40	to	$12.40	$725	2.27%	0.10%	to	0.10%	11.23%	to	11.23%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Value Series (Service Class) (available October 16, 2023) (2)
December 31, 2024	131	$12.06	to	$12.06	$1,586	2.50%	0.10%	to	0.10%	11.24%	to	11.24%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	ClearBridge Variable Mid Cap Portfolio (Class II) (available October 16, 2023) (2)
December 31, 2024	15	$12.31	to	$12.31	$183	0.66%	0.10%	to	0.10%	9.62%	to	9.62%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Franklin Global Real Estate VIP Fund (Class 2) (available October 16, 2023) (2)
December 31, 2024	3	$11.49	to	$11.49	$35	0.05%	0.10%	to	0.10%	-0.42%	to	-0.42%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Western Asset Core Plus VIT Portfolio (Class II) (available October 16, 2023) (2)
December 31, 2024	11	$10.74	to	$10.74	$114	44.82%	0.10%	to	0.10%	-0.96%	to	-0.96%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	T. Rowe Price Blue Chip Growth Portfolio (Class II) (available October 16, 2023) (2)
December 31, 2024	134	$14.98	to	$14.98	$1,999	0.00%	0.10%	to	0.10%	35.03%	to	35.03%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	T. Rowe Price Equity Income Portfolio (Class II) (available October 16, 2023) (2)
December 31, 2024	76	$12.36	to	$12.36	$940	2.08%	0.10%	to	0.10%	11.27%	to	11.27%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	T. Rowe Price Health Sciences Portfolio (Class II) (available October 16, 2023) (2)
December 31, 2024	60	$10.89	to	$10.89	$655	0.00%	0.10%	to	0.10%	1.32%	to	1.32%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	T. Rowe Price Limited-Term Bond Portfolio (Class II) (available October 16, 2023) (2)
December 31, 2024	43	$10.72	to	$10.72	$462	3.93%	0.10%	to	0.10%	4.60%	to	4.60%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A96

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price Mid-Cap Growth Portfolio (Class II) (available October 16, 2023) (2)
December 31, 2024	116	$12.21	to	$12.21	$1,416	0.00%	0.10%	to	0.10%	8.93%	to	8.93%
December 31, 2023	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five periods preceding December 31, 2024 or for the periods indicated within. Total return may reflect the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the total return would be lower.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.
(2)	Subaccount became available for investment prior to 2024 but had no activity until 2024.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees, which vary by contract, range from a maximum effective annual rate of up to 0.45% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%, except for VULP (2021) and SVULP (2021), where charges deducted from premium payments range from 0% to 37.5%. In addition, CVUL1 and CVUL2 contracts also deduct a $2 premium processing charge for each premium paid.

The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

A97

Note 8:    Charges and Expenses (continued)

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0.00001 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for VULP(1), SVULP(2), PCP2(3), IVUL(4), and MPVULP, where the fees range from $0 to $56.72 per $1,000 of Basic Insurance Amount.

•The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•The Account charges monthly administrative fees that range from $3 to $30 per contract plus $0 to $10.50 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•The Account also charges up to $25 per change to the basic insurance amount, except for CVUL1 and CVUL2 where the charge is up to $15.

(1)    Includes the Base, 2014, 2015, 2018, and 2021 versions of the product.
(2)    Includes the Base, 2020, and 2021 versions of the product.
(3)    Includes only the 2023 version of the product.
(4)    Includes the Base and 2025 version of the product.

Reimbursement for excess expenses - The Account is reimbursed for certain products by Pruco Life, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the PSF Stock Index Portfolio (Class I), 0.50% for the PSF PGIM Jennison Value Portfolio (Class I), 0.55% for the PSF Natural Resources Portfolio (Class I), and 0.65% for the PSF PGIM High Yield Bond Portfolio (Class I) of the average daily net assets of these portfolios.

Note 9: Other

Accumulation units are the contract owner's interest allocated to the variable account during the accumulation period of the contract.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

A98

Note 9: Other (continued)

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A99

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and the Contract Owners of Pruco Life Variable Universal Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Variable Universal Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Variable Universal Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	AST Mid-Cap Growth Portfolio (2)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	AST Large-Cap Value Portfolio (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	AST Small-Cap Equity Portfolio (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	AST MFS Global Equity Portfolio (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (1)
PSF PGIM Jennison Value Portfolio (Class I) (1)	LVIP American Century Mid Cap Value Fund (Standard Class II) (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) (1)
PSF Natural Resources Portfolio (Class I) (1)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)
PSF Stock Index Portfolio (Class I) (1)	MFS® Utilities Series (Initial Class) (1)
PSF Global Portfolio (Class I) (1)	AST T. Rowe Price Asset Allocation Portfolio (3)
PSF PGIM Government Income Portfolio (Class I) (1)	AST Balanced Asset Allocation Portfolio (1)
PSF PGIM Jennison Growth Portfolio (Class I) (1)	AST Preservation Asset Allocation Portfolio (1)
PSF Small-Cap Stock Index Portfolio (Class I) (1)	AST Prudential Growth Allocation Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	AST Advanced Strategies Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	TOPS® Aggressive Growth ETF Portfolio (Class 2) (1)
MFS® Growth Series (Initial Class) (1)	TOPS® Balanced ETF Portfolio (Class 2) (1)
LVIP American Century Value Fund (Standard Class II) (1)	TOPS® Conservative ETF Portfolio (Class 2) (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	TOPS® Growth ETF Portfolio (Class 2) (1)
LVIP American Century Disciplined Core Value Fund (Standard Class II) (1)	TOPS® Moderate Growth ETF Portfolio (Class 2) (1)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares) (1)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2) (1)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares) (1)	TOPS® Managed Risk Growth ETF Portfolio (Class 2) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares) (1)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)
Invesco V.I. Technology Fund (Series I) (1)	American Funds IS® Growth Fund (Class 2) (1)
Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	American Funds IS® Growth-Income Fund (Class 2) (1)
Janus Henderson VIT Balanced Portfolio (Service Shares) (1)	American Funds IS ® International Fund (Class 2) (1)
Invesco V.I. Discovery Mid Cap Growth Fund (Series II) (1)	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) (1)
A100

Janus Henderson VIT Research Portfolio (Service Shares) (1)	Fidelity® VIP Mid Cap Portfolio (Service Class 2) (1)
PSF Mid-Cap Growth Portfolio (Class I) (1)	Franklin Income VIP Fund (Class 2) (1)
Janus Henderson VIT Overseas Portfolio (Service Shares) (1)	Franklin Mutual Shares VIP Fund (Class 2) (1)
M Large Cap Growth Fund (1)	Templeton Growth VIP Fund (Class 2) (1)
M Capital Appreciation Fund (1)	Hartford Capital Appreciation HLS Fund (Class IB) (1)
M International Equity Fund (1)	Hartford Disciplined Equity HLS Fund (Class IB) (1)
M Large Cap Value Fund (1)	Hartford Dividend and Growth HLS Fund (Class IB) (1)
ProFund VP Asia 30 (1)	MFS® Total Return Bond Series (Initial Class) (1)
ProFund VP Materials (1)	MFS® Value Series (Initial Class) (1)
ProFund VP Biotechnology (1)	Invesco V.I. Growth and Income Fund (Series I) (1)
ProFund VP UltraBull (1)	Fidelity® VIP Index 500 Portfolio (Service Class 2) (1)
ProFund VP Consumer Discretionary (1)	American Funds IS® Washington Mutual Investors Fund (Class 2) (1)
ProFund VP Energy (1)	CVT EAFE International Index Portfolio (Class F) (1)
ProFund VP Europe 30 (1)	CVT Nasdaq 100 Index Portfolio (Class F) (1)
ProFund VP Financials (1)	CVT S&P MidCap 400® Index Portfolio (Class F) (1)
ProFund VP Health Care (1)	AST Global Bond Portfolio (1)
ProFund VP Japan (1)	Invesco V.I. Equity and Income Fund (Series I) (1)
ProFund VP Mid-Cap Growth (1)	AST Core Fixed Income Portfolio (1)
ProFund VP Mid-Cap Value (1)	AST International Equity Portfolio (4)
ProFund VP Government Money Market (1)	Franklin Small Cap Value VIP Fund (Class 2) (5)
ProFund VP Nasdaq-100 (1)	Templeton Global Bond VIP Fund (Class 2) (5)
ProFund VP Pharmaceuticals (1)	Franklin Rising Dividends VIP Fund (Class 2) (5)
ProFund VP Precious Metals (1)	MFS® Investors Trust Series (Service Class) (5)
ProFund VP Real Estate (1)	MFS® New Discovery Series (Service Class) (5)
ProFund VP Small-Cap (1)	MFS® Total Return Bond Series (Service Class) (5)
ProFund VP Small-Cap Growth (1)	MFS® Total Return Series (Service Class) (5)
ProFund VP Technology (1)	MFS® Utilities Series (Service Class) (5)
ProFund VP Communication Services (1)	MFS® Value Series (Service Class) (5)
ProFund VP U.S. Government Plus (1)	ClearBridge Variable Mid Cap Portfolio (Class II) (5)
ProFund VP UltraNasdaq-100 (1)	Franklin Global Real Estate VIP Fund (Class 2) (5)
ProFund VP Bull (1)	Western Asset Core Plus VIT Portfolio (Class II) (5)
ProFund VP Utilities (1)	T. Rowe Price Blue Chip Growth Portfolio (Class II) (5)
AST Large-Cap Growth Portfolio (1)	T. Rowe Price Equity Income Portfolio (Class II) (5)
AST Cohen & Steers Realty Portfolio (1)	T. Rowe Price Health Sciences Portfolio (Class II) (5)
AST J.P. Morgan Conservative Multi-Asset Portfolio (1)	T. Rowe Price Limited-Term Bond Portfolio (Class II) (5)
AST Small-Cap Value Portfolio (2)	T. Rowe Price Mid-Cap Growth Portfolio (Class II) (5)
(1)Statement of net assets as of December 31, 2024, statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and 2023.
A101

(2)Statement of net assets as of December 13, 2024 (date of merger), statement of operations for the period January 1, 2024 to December 13, 2024 (date of merger) and statement of changes in net assets for the period January 1, 2024 to December 13, 2024 (date of merger) and for the year ended December 31, 2023.

(3)Statement of net assets as of December 6, 2024 (date of merger), statement of operations for the period January 1, 2024 to December 6, 2024 (date of merger) and statement of changes in net assets for the period January 1, 2024 to December 6, 2024 (date of merger) and for the year ended December 31, 2023.

(4)Statement of net assets as of December 31, 2024, statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the year ended December 31, 2024 and for the period March 10, 2023 (commencement of operations) to December 31, 2023.

(5)Statement of net assets as of December 31, 2024, statement of operations for the year ended December 31, 2024 (period when activity commenced) and statement of changes in net assets for the year ended December 31, 2024 (period when activity commenced).

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Variable Universal Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Variable Universal Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 15, 2025

We have served as the auditor of one or more of the subaccounts of Pruco Life Variable Universal Account since 1996.
A102

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2024, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2024.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 26, 2025

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2024 and 2023, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes and financial statement schedules listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Guaranteed Benefit Features Associated with Certain Annuity and Life Products Included in the Market Risk Benefits and the Liability for Future Policy Benefits

As described in Notes 2, 5, 8 and 10 to the consolidated financial statements, the Company issues certain annuity and life contracts which contain guaranteed benefit features. Certain of the guarantees associated with variable annuity contracts are accounted for as market risk benefits. The market risk benefits represent contracts or contract features that expose the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits. The benefits are accounted for using a fair value measurement methodology. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future fees attributable to the market risk benefits, based on assumptions a market participant would use in valuing the market risk benefits. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, except for the portion of the change attributable to changes in the Company’s non-performance risk which is recorded in other comprehensive income. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. As of December 31, 2024, the fair value of the obligations associated with these guarantees accounted for as market risk benefit assets was $2.64 billion and for market risk benefit liabilities was $4.28 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance risk under the contract, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates (collectively, the significant market risk benefit assumptions). For certain life insurance products that include certain other contract features, including no-lapse guarantees, additional insurance reserves are established when associated assessments are recognized. The liability for no-lapse guarantee features is included within the additional insurance reserves balance in Note 8. As of December 31, 2024, the additional insurance reserve was $16.35 billion, recorded within the liability for future policy benefits. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the significant additional insurance reserve assumptions), and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain annuity and life products that are accounted for as market risk benefits and those that are included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management when determining the valuation model for the benefit features accounted for as market risk benefits due to the lack of an observable market for these guarantees and when developing the aforementioned significant assumptions for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management's model for market risk benefits recorded at fair value and the aforementioned assumptions used by management in the valuation of the liabilities for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain annuity and life products included in market risk benefits and the liability for future policy benefits, including controls over the model for the benefit features accounted for as market risk benefits and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves. These procedures also included, among others, (i) testing management’s process for determining the valuation of guaranteed benefit features associated with certain annuity and life products included in market risk benefits and the liability for future policy benefits, (ii) the use of professionals with specialized skill and knowledge to assist in evaluating (a) the appropriateness of management’s model for market risk benefits recorded at fair value and (b) the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 26, 2025

We have served as the Company's auditor since 1996.

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2024 and 2023 (in thousands, except share amounts)

	December 31, 2024	December 31, 2023
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2024 – $40,414; 2023 – $2,008) (amortized cost: 2024 – $36,980,933; 2023 – $27,538,066)	$34,986,160	$26,131,780
Fixed maturities, trading, at fair value (amortized cost: 2024 – $4,415,277; 2023 – $3,476,746)	3,845,045	2,796,446
Equity securities, at fair value (cost: 2024 – $2,650,542; 2023 – $824,270)	2,623,820	844,950
Policy loans	1,541,480	1,472,677
Short-term investments (net of allowance for credit losses: 2024 – $49; 2023 – $0)	517,386	380,366
Commercial mortgage and other loans (net of $37,715 and $37,689 allowance for credit losses at December 31, 2024 and 2023, respectively)	7,759,323	6,122,721
Other invested assets (includes $68,623 and $85,025 of assets measured at fair value at December 31, 2024 and 2023, respectively)	1,582,094	1,222,985
Total investments	52,855,308	38,971,925
Cash and cash equivalents	3,325,698	2,139,792
Deferred policy acquisition costs(1)	7,807,060	7,144,736
Accrued investment income	466,394	333,838
Reinsurance recoverables and deposit receivables (includes $645,193 and $192,642 of embedded derivatives at fair value at December 31, 2024 and 2023, respectively)(1)(2)	48,247,817	40,256,800
Receivables from parent and affiliates	678,028	332,583
Deferred sales inducements	322,351	351,424
Income tax assets(1)	2,120,654	1,742,585
Market risk benefit assets	2,637,363	2,367,243
Other assets(2)	1,850,800	440,276
Separate account assets	118,143,256	119,188,485
TOTAL ASSETS	$238,454,729	$213,269,687
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances(1)	$69,628,318	$52,986,700
Future policy benefits	25,113,767	23,205,205
Market risk benefit liabilities(1)	4,281,244	5,156,858
Cash collateral for loaned securities	121,372	218,310
Reinsurance and funds withheld payables(1)(2)	8,611,141	2,738,979
Short-term debt to affiliates	0	180,411
Payables to parent and affiliates	3,653,848	2,667,696
Other liabilities(2)	4,199,803	2,424,179
Separate account liabilities	118,143,256	119,188,485
Total liabilities	233,752,749	208,766,823
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 16)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	4,923,299	5,052,602
Retained earnings / (accumulated deficit)(1)	272,519	(551,471)
Accumulated other comprehensive income (loss)(1)	(601,877)	(30,961)
Total Pruco Life Insurance Company equity	4,596,441	4,472,670
Noncontrolling interests	105,539	30,194
Total equity	4,701,980	4,502,864
TOTAL LIABILITIES AND EQUITY	$238,454,729	$213,269,687
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.
(2)    Prior period amounts have been reclassified to conform to current period presentation.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2024, 2023 and 2022 (in thousands)

	2024	2023	2022
REVENUES
Premiums (includes $(2,690), $6,978 and $(1,250) of gains (losses) from change in estimates on deferred profit liability amortization for the year ended December 31, 2024, 2023 and 2022, respectively)	$393,127	$328,897	$265,208
Policy charges and fee income	7,382,797	1,536,606	1,230,601
Net investment income	2,422,017	1,675,522	884,001
Asset administration fees	223,563	232,950	284,182
Other income (loss)(1)	759,756	751,363	(636,273)
Realized investment gains (losses), net(1)	451,417	(1,147,099)	289,929
Change in value of market risk benefits, net of related hedging gains (losses)(1)	(433,955)	(106,773)	(700,581)
TOTAL REVENUES	11,198,722	3,271,466	1,617,067
BENEFITS AND EXPENSES
Policyholders’ benefits	8,352,333	503,789	458,373
Change in estimates of liability for future policy benefits	(20,643)	3,952	55,099
Interest credited to policyholders’ account balances(1)	1,037,731	621,645	445,215
Amortization of deferred policy acquisition costs(1)	(372,201)	539,510	521,269
General, administrative and other expenses(1)	1,228,443	1,124,923	1,129,700
TOTAL BENEFITS AND EXPENSES	10,225,663	2,793,819	2,609,656
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	973,059	477,647	(992,589)
Income tax expense (benefit)(1)	135,149	26,468	(296,687)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	837,910	451,179	(695,902)
Equity in earnings of operating joint venture, net of taxes	(425)	(433)	(75,137)
NET INCOME (LOSS)	$837,485	$450,746	$(771,039)
Less: Income (loss) attributable to noncontrolling interests	13,495	488	0
NET INCOME (LOSS) ATTRIBUTABLE TO PRUCO LIFE INSURANCE COMPANY	$823,990	$450,258	$(771,039)
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(4,595)	2,419	(9,337)
Net unrealized investment gains (losses)	(335,093)	691,952	(2,254,037)
Interest rate remeasurement of future policy benefits	58,676	(60,978)	310,353
Gain (loss) from changes in non-performance risk on market risk benefits(1)	(441,138)	(659,927)	1,440,305
Total	(722,150)	(26,534)	(512,716)
Less: Income tax expense (benefit) related to other comprehensive income (loss)(1)	(151,234)	(5,638)	(106,197)
Other comprehensive income (loss), net of taxes	(570,916)	(20,896)	(406,519)
Comprehensive income (loss)	266,569	429,850	(1,177,558)
Less: Comprehensive income (loss) attributable to noncontrolling interests	13,495	488	0
Comprehensive income (loss) attributable to Pruco Life Insurance Company	$253,074	$429,362	$(1,177,558)
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2024, 2023 and 2022 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings / (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Pruco Life Insurance Company Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2021(1)	$2,500	$6,042,491	$(230,690)	$396,454	$6,210,755	$0	$6,210,755
Contributed capital		17,861			17,861		17,861
Contributed (distributed) capital-parent/child asset transfers		(22,438)			(22,438)		(22,438)
Comprehensive income (loss):
Net income (loss)(1)			(771,039)		(771,039)		(771,039)
Other comprehensive income (loss), net of tax				(406,519)	(406,519)	0	(406,519)
Total comprehensive income (loss)			(771,039)	(406,519)	(1,177,558)	0	(1,177,558)
Balance, December 31, 2022(1)	2,500	6,037,914	(1,001,729)	(10,065)	5,028,620	0	5,028,620
Return of capital		(1,400,000)			(1,400,000)		(1,400,000)
Contributed capital		412,382			412,382		412,382
Contributions from noncontrolling interests						29,706	29,706
Contributed (distributed) capital-parent/child asset transfers		2,306			2,306		2,306
Comprehensive income (loss):
Net income (loss)(1)			450,258		450,258	488	450,746
Other comprehensive income (loss), net of tax(1)				(20,896)	(20,896)	0	(20,896)
Total comprehensive income (loss)			450,258	(20,896)	429,362	488	429,850
Balance, December 31, 2023(1)	2,500	5,052,602	(551,471)	(30,961)	4,472,670	30,194	4,502,864
Return of capital		(550,000)			(550,000)		(550,000)
Contributed capital		415,696			415,696		415,696
Contributions from noncontrolling interests						250,422	250,422
Distributions to noncontrolling interests						(188,572)	(188,572)
Contributed (distributed) capital-parent/child asset transfers		5,001			5,001		5,001
Comprehensive income (loss):
Net income (loss)			823,990		823,990	13,495	837,485
Other comprehensive income (loss), net of tax				(570,916)	(570,916)	0	(570,916)
Total comprehensive income (loss)			823,990	(570,916)	253,074	13,495	266,569
Balance, December 31, 2024	$2,500	$4,923,299	$272,519	$(601,877)	$4,596,441	$105,539	$4,701,980
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2024, 2023 and 2022 (in thousands)

	2024	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)(1)	$837,485	$450,746	$(771,039)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	53,496	69,986	131,936
Interest credited to policyholders’ account balances(1)	1,037,731	621,645	445,215
Realized investment (gains) losses, net(1)	(451,417)	1,147,099	(289,929)
Change in value of market risk benefits, net of related hedging (gains) losses(1)	433,955	106,773	700,581
Change in:
Future policy benefits and other insurance liabilities	2,689,669	2,241,530	3,743,780
Reinsurance related-balances(1)(2)	(1,124,001)	(678,725)	(1,786,851)
Accrued investment income	(116,571)	(110,760)	(58,762)
Net payables to (receivables from) parent and affiliates	(36,204)	(120,565)	80,370
Deferred policy acquisition costs(1)	(950,022)	(581,925)	(468,074)
Income taxes(1)	(228,166)	(40,796)	(335,921)
Derivatives, net	1,461,192	(282,729)	(651,654)
Other, net(2)	(126,696)	(362,384)	1,085,312
Cash flows from (used in) operating activities	3,480,451	2,459,895	1,824,964
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	4,240,000	1,736,809	1,688,079
Fixed maturities, trading	802,378	97,693	907,941
Equity securities	961,421	189,237	242,292
Policy loans	188,153	182,973	169,723
Ceded policy loans	(113,148)	(119,787)	(112,164)
Short-term investments	1,303,977	456,983	632,069
Commercial mortgage and other loans	731,440	167,888	196,672
Other invested assets	99,852	19,693	60,349
Notes receivable from parent and affiliates(2)	722	4,500	833
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(13,766,055)	(7,544,596)	(7,009,578)
Fixed maturities, trading	(1,819,224)	(857,717)	(425,267)
Equity securities	(2,373,486)	(678,847)	(281,684)
Policy loans	(255,811)	(1,162,959)	(144,764)
Ceded policy loans	125,795	151,019	71,402
Short-term investments	(1,441,031)	(690,173)	(558,161)
Commercial mortgage and other loans	(2,392,198)	(1,341,450)	(1,076,351)
Other invested assets	(460,721)	(190,826)	(166,345)
Notes receivable from parent and affiliates(2)	(367,700)	(44)	(62)
Derivatives, net	171,230	(55,091)	(366,805)
Other, net	(3,264)	(4,808)	57,687
Cash flows from (used in) investing activities	(14,367,670)	(9,639,503)	(6,114,134)

	2024	2023	2022
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	17,265,165	12,101,043	9,996,128
Ceded policyholders’ account deposits	(1,169,002)	(1,189,331)	(1,216,195)
Policyholders’ account withdrawals	(3,980,496)	(3,695,248)	(3,727,579)
Ceded policyholders’ account withdrawals	764,421	625,238	638,392
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(96,928)	131,577	83,762
Contributed capital	0	405,000	0
Return of capital	(550,000)	(1,400,000)	0
Contributed (distributed) capital - parent/child asset transfers	6,332	2,919	(11,478)
Net change in all other financing arrangements (maturities 90 days or less)	0	(584)	584
Repayments of debt (maturities longer than 90 days)	(180,411)	(121,772)	0
Drafts outstanding	(84,531)	(885)	63,579
Contributions from noncontrolling interests(2)	250,422	29,706	0
Distributions to noncontrolling interests	(188,572)	0	0
Other, net(2)	36,725	34,110	(59,327)
Cash flows from (used in) financing activities	12,073,125	6,921,773	5,767,866
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,185,906	(257,835)	1,478,696
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,139,792	2,397,627	918,931
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,325,698	$2,139,792	$2,397,627
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refunded), net	$363,208	$67,203	$39,201
Interest paid	$2,644	$4,533	$7,863
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.
(2)    Prior period amounts have been updated to conform to current period presentation.

Significant Non-Cash Transactions During The Year
2024
"Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, excludes certain non-cash activities in the amount of $(7,469) million primarily related to reinsurance recoverables and $6,722 million related to invested asset transfers, respectively. These transactions are associated with the unaffiliated reinsurance agreement with Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, "Wilton Re"), effective October 1, 2024. Associated with the transaction with Wilton Re, "Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, exclude largely offsetting affiliated non-cash activities in the amount of $7,218 million, primarily related to reinsurance recoverables and payables, and $(6,722) million related to invested asset transfers, respectively. These are related to the recapture of the risks associated with the business that had previously been reinsured with Prudential Arizona Reinsurance Universal Company ("PAR U"). See Note 11 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $(102) million related to the affiliated reinsurance transaction with Prudential Arizona Reinsurance Captive Company ("PARCC"), effective October 1, 2024. See Note 11 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $1,129 million related to the affiliated reinsurance transaction with Prudential Universal Reinsurance Entity Company ("PURE") and The Prudential Insurance Company of America ("Prudential Insurance"), effective January 1, 2024. See Note 11 for additional information.

"Cash flows from (used in) investing activities" and "Cash flows from (used in) financing activities" for the year ended December 31, 2024 excludes non-cash activities related to invested asset transfers in the amount of $416 million, related to capital contributions the Company received from Prudential Insurance. See Note 15 for additional information.

2023
"Cash flows from (used in) operating activities" for the year ended December 31, 2023 excludes certain non-cash activities in the amount of $475 million related to the novated indexed variable annuities under the reinsurance agreement with Fortitude Life Insurance & Annuity Company (“FLIAC”). See Note 11 for more details regarding this transaction.

2022
"Cash flows from (used in) operating activities" for the year ended December 31, 2022 excludes certain non-cash activities in the amount of $531 million related to the Company entering into an affiliated reinsurance agreement with Lotus Reinsurance Company Ltd. ("Lotus Re") on January 1, 2022 and $4,656 million related to the indexed variable annuities novated to the Company in connection with the reinsurance agreement with FLIAC. See Note 11 for more details regarding these transactions. The Company also received $18 million of non-cash assets from Prudential Insurance. See Note 15 for additional information.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiaries are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Prudential Financial Sale of PALAC

Effective April 1, 2022, Prudential Financial completed the sale of Prudential Annuities Life Assurance Corporation (“PALAC”) to Fortitude Group Holdings, LLC (“Fortitude”). As such, PALAC is no longer an affiliate of Prudential Financial or the Company. Fortitude subsequently renamed the company Fortitude Life Insurance & Annuity Company (“FLIAC”).

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Consolidated Financial Statements include the accounts of Pruco Life and entities over which the Company exercises control, including majority-owned subsidiaries. Intercompany balances and transactions have been eliminated.

Segment Information

Although there are separate products within Pruco Life, the Company is organized as a single reportable segment and manages the business activities on a consolidated basis. The accounting policies are the same as those described in Note 2.

The Company analyzes operating performance using “Income (loss) from operations before income taxes and equity in earnings of operating joint venture”, as determined in accordance with U.S. GAAP. This is the measure of profit or loss used by the Company’s chief operating decision maker to evaluate performance and allocate resources. The measure of segment assets is reported as “Total Assets” on the Consolidated Statements of Financial Position. Segment revenue is reported as “Total Revenues” on the Consolidated Statements of Operations and Comprehensive Income (Loss). As the Company has one reportable segment, there are no intersegment revenues. The Company discloses all significant expense categories separately on the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company’s chief operating decision maker is a group of Prudential Financial executives that include the chief financial officer, controller, treasurer, and business leaders, which include the Company’s chief executive officer and chief financial officer. Overall business decisions for the Company are made by this group of executives. Such business decisions include the allocation of capital, distribution/sale of products, and allocation/deployment of overall Prudential Financial resources.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining future policy benefits; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products; market risk benefits; the valuation of investments including derivatives, the measurement of allowance for credit losses, and the recognition of other-than-temporary impairments; reinsurance recoverables; any provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Revision to Prior Period Financial Statements

In the fourth quarter of 2024, the Company identified misstatements in the previously issued Consolidated Financial Statements for the years ended December 31, 2023 and 2022. Prior period amounts have been revised in the Consolidated Financial Statements and related disclosures to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual Consolidated Financial Statements. See Note 17 for a more detailed description of the revisions and for comparisons of amounts previously reported to the revised amounts.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. A credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net".

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income”.

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired), the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

Fixed maturities, trading, at fair value ("Trading debt securities") includes debt securities that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. Realized and unrealized gains and losses for these investments are reported in “Other income (loss),” and interest income from these investments is reported in “Net investment income”.

Equity securities, at fair value consists of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural property loans, as well as certain other collateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of any current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 16 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans and other collateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net”. As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities”, and the change in the allowance is reported in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The CECL allowance for other collateralized loans carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt. Effective January 1, 2023, the Company adopted Accounting Standard Update ("ASU") 2022-02, Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosure, on a prospective basis. This ASU eliminates the accounting guidance for Troubled Debt Restructurings (“TDR”) for creditors and requires all loan restructurings to follow the modification guidance in ASC 310-20.

Prior to the adoption of ASU 2022-02, when restructurings occurred, they were evaluated individually to determine whether the restructuring or modification constituted a TDR as defined by authoritative accounting guidance. If the borrower was experiencing financial difficulty and the Company granted a concession, the restructuring, including those that involved a partial payoff or the receipt of assets in full satisfaction of the debt was deemed to be a TDR. If a loan modification was a TDR, the CECL allowance of the loan was remeasured using the modified terms and the loan's original effective yield.

Post adoption of ASU 2022-02, all restructurings are evaluated under the modification guidance in ASC 310-20. When a loan is modified, the Company evaluates whether the restructuring results in a continuation of the existing loan or a new loan. For modifications that result in a continuation of the existing loan, the CECL allowance of the loan is remeasured using the modified terms, including the loan’s post-modification effective yield, and the allowance is adjusted accordingly.

For modifications that result in a new loan, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the new loan and the recorded investment in the loan. The new loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to repurchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs ("DAC") represents costs directly related to the successful acquisition of new and renewal insurance and annuity business. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, previously capitalized DAC is amortized and included in “Amortization of deferred policy acquisition costs”. Upon the adoption of ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, the carrying amount of DAC for long-duration contracts is no longer subject to recoverability testing.

DAC for most long-duration contracts is amortized on a constant-level basis at a grouped contract level over the expected life of the underlying insurance contracts. Contracts are grouped consistent with the groupings used to estimate the liability for future policy benefits (or other related balances) for the corresponding contracts. Since contracts within a grouping may be of different sizes, contracts within a group are weighted to achieve appropriate amortization and to ensure that DAC is derecognized when a policy is no longer in force. The constant-level basis used to weight contracts within a grouping and amortize DAC is generally defined as follows:

•Life insurance contracts – DAC associated with life insurance contracts is generally amortized in proportion to the initial face amount of life insurance in force. This is applicable to traditional and universal life insurance products.

•Payout annuity contracts – DAC associated with payout annuity contracts is amortized in proportion to annual benefit payments.

•Deferred annuity contracts – DAC associated with fixed and variable deferred annuity contracts is amortized in proportion to deposits.

For single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method.

Current period DAC amortization reflects the impact of changes in actual insurance in force during the period and changes in future assumptions effected as of the end of the quarter, where applicable. The Company typically updates actuarial assumptions annually in the second quarter, (see "Annual Assumptions Review" below), unless a material change is observed in an interim period that is indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, the Company expects such changes to be gradual over the long-term.

Assumptions used for DAC are consistent with those used in estimating the liability for future policy benefits (or any other related balance) for the corresponding contract. Determining the level of aggregation and actuarial assumptions used in projecting in force terminations requires judgment. Internal criteria are developed to determine the level of aggregation by considering both qualitative and quantitative materiality thresholds.

The assumptions used in projecting in force terminations are mortality, mortality improvement, and lapse assumptions. These assumptions are generally based on the Company’s experience, industry experience and/or other factors, as applicable. For variable deferred annuity contracts, lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefits and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables and deposit receivables includes amounts recoverable under reinsurance agreements and receivables that follow the deposit method of accounting (see “Reinsurance” below).

Market risk benefit assets represents market risk benefits ("MRBs") in an asset position and are presented separately from MRBs in a liability position. See “Market risk benefit liabilities” below. MRB assets also reflect ceded MRBs resulting from reinsurance of the Company's Prudential Defined Income ("PDI") traditional variable annuity contracts. See Note 11 for additional information regarding the reinsurance of PDI.

Deferred Sales Inducements ("DSI") are amounts that are credited to a policyholders’ account balance primarily as an inducement to purchase fixed and/or variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology, factors and assumptions used to amortize DAC. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” Unlike DAC, DSI are considered contractual cash flows and, as a result, are subject to periodic recoverability testing. See Note 6 for additional information regarding DSI.

Income tax assets primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 12 for a discussion of factors considered when evaluating the need for a valuation allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50% likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company accrues a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 12 for additional information regarding income taxes.

Other assets consists primarily of deferred reinsurance losses ("DRL") (see "Reinsurance" below) which are amortized over the expected life of the reinsured contracts on a constant-level basis, receivables resulting from sales of securities that had not yet settled at the balance sheet date, premiums due, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represents segregated funds that are invested for certain policyholders, and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrue to the Company and are included in the Company’s results of operations. See Note 7 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits primarily consists of the present value of expected future payments to or on behalf of policyholders, where the timing and amount of such payments depend on policyholder mortality or morbidity, less the present value of expected future net premiums (where net premiums are gross premiums multiplied by the Net-To-Gross ("NTG") ratio discussed below). The liability for future policy benefits is accrued over time as premium revenue is recognized. See Note 8 for additional information regarding future policy benefits.

The reserving methodology used for non-participating traditional and limited-payment contracts include the following:

•Cash Flow Assumptions. In measuring the liability for future policy benefits, the net premium valuation methodology is utilized. Under this methodology, a liability for future policy benefits is established using current best estimate insurance assumptions and interest rate assumptions locked-in at contract issuance date. The NTG ratio is calculated as the ratio of the present value of expected policy benefits and non-level claim settlement expenses divided by the present value of expected gross premiums. The NTG ratio is applied to gross premiums, as premium revenue is recognized, to determine net premiums. The liability is then determined as the present value of expected future policy benefits and non-level claim settlement expenses less the present value of expected future net premiums. For purposes of liability measurement, contracts are grouped into cohorts based primarily on issue year and major product line.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The NTG ratio is generally updated quarterly for actual experience and annually in the second quarter of each year for future cash flow assumption updates during the Company’s annual assumptions review process unless a material change is observed in an interim period that is indicative of a long-term trend (see “Annual Assumptions Review” below), with the exception of claim settlement expense assumptions which the Company has made an entity-wide election to lock-in as of contract issuance. The NTG ratio is subject to a retrospective unlocking method whereby the Company updates its best estimate of cash flows expected over the life of the cohort using actual historical experience and updated future cash flow assumptions. These updated cash flows are used to calculate the revised NTG ratio, which is used to derive an updated liability for future policy benefits as of the beginning of the current reporting period, discounted at the original contract issuance discount rate. The updated liability for future policy benefit amount as of the beginning of the quarter is then compared to the carrying amount of the liability as of that same date, before the updates for actual experience or future cash flow assumptions, to determine the current period change in liability estimate. This current period change in the liability is the liability remeasurement gain or loss that is recorded through current period earnings in “Change in estimates of liability for future policy benefits”. In subsequent periods, the revised NTG ratio is used to measure the liability for future policy benefits, subject to future revisions.

If a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and non-level claim settlement expenses, the NTG ratio is capped at 100%. In these instances, all changes in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately. While the liability for future policy benefits cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”), the NTG ratio may be negative. This would be the case whereby conditions have improved such that the present value of future net premiums plus the existing liability for future policy benefits as of the valuation date exceed the present value of expected future policy benefits and non-level claim settlement expenses. In this case, the negative NTG ratio would be applied going forward to gross premiums received, effectively amortizing the gain into income and reducing the liability over time.

In addition, for limited-payment contracts, the liability for future policy benefits also includes a Deferred Profit Liability ("DPL") representing gross premiums received in excess of net premiums and is generally recognized in revenue in a constant relationship with insurance in force for life contracts or with the amount of expected future benefit payments for annuity contracts. The DPL is subject to a retrospective unlocking adjustment consistent with the liability for future policy benefits discussed above. The DPL cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”).

For contracts issued prior to January 1, 2021, the modified retrospective transition method was used to transition to ASU 2018-12. Under this method, the transition date of January 1, 2021 serves as the new issue date of the contracts in force for purposes of retrospectively unlocking the NTG ratio and DPL as described above.

•Discount Rate Assumption. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., global single A) at contract inception for contracts issued on or after January 1, 2021. The discount rate in effect at contract inception is locked-in for the calculation of the NTG ratio and accretion of interest cost on the liability through net income. However, for balance sheet remeasurement purposes, the discount rate is updated using the current single A rate at each reporting period, with the effect on the liability resulting from such update recorded in “Interest rate remeasurement of future policy benefits" in OCI.

The methodology used in constructing the single A discount rate curve for discounting cash flows used to calculate the liability for future policy benefits is intended to be reflective of the characteristics of the applicable insurance liabilities. The single A discount rate curve is developed by reference to upper medium grade (low credit risk) fixed income instrument yields that reflect the duration characteristics of the applicable insurance liabilities. The single A discount curve for the United States is developed using government bond rates plus public corporate A spreads in the observable periods. The definition of upper medium grade is based on Moody’s definition which includes the spectrum of A (i.e., A- to A+). Liquidity is considered in defining the observable period and linear extrapolation is performed to the Company's ultimate long-term economic assumptions. See “Annual Assumptions Review” below for further discussion regarding the Company’s long-term economic assumption setting process.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain long-duration life contracts, such as no-lapse guarantee contract features (Additional Insurance Reserves or "AIR" liability), for which a liability is established when associated assessments are recognized (which include investment margin on policyholders' account balances deposited to fixed and indexed funds and all policy charges including charges for administration, mortality, expense, surrender, and other charges). This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). Any adjustments to this liability related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI.

For universal life type contracts and participating contracts, the Company performs premium deficiency tests using best estimate assumptions as of the testing date. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves including unearned revenue reserves ("URR"), net of reinsurance and any DSI asset), the existing net reserves are adjusted by first reducing assets, such as DSI or deferred reinsurance loss, by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than these asset balances for insurance contracts, the net reserves are increased by the excess through a charge to current period earnings included in "Policyholders' benefits". Since investment yields are used as the discount rate, the premium deficiency test is also performed using a discount rate based on the market yield (i.e., assuming what would be the impact if any unrealized gains (losses) were realized as of the testing date). In the event that by using the market yield a deficiency occurs, an adjustment is established for the deficiency and is included in AOCI.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. The unearned revenue liability represents policy charges for services to be provided in future periods. The charges are deferred as incurred and are generally amortized over the expected life of the contract using the same methodology, factors, and assumption used to amortize DAC. See Note 9 for additional information regarding policyholders’ account balances. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Market risk benefit liabilities represents contracts or contract features that provide protection to the contractholder and exposes the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits associated with annuities products including guaranteed minimum death benefits (“GMDB”), guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”). The benefits are accounted for using a fair value measurement framework. If a contract contains multiple market risk benefits, the benefits are bundled together and accounted for as a single compound market risk benefit. Market risk benefits in an asset position are presented separately from those in a liability position as there is no legal right of offset between contracts. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of market risk benefits is based on assumptions a market participant would use in valuing market risk benefits. For additional information regarding the valuation of market risk benefits, see Note 5. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, in "Change in value of market risk benefits, net of related hedging gains (losses)", except for the portion of the change attributable to changes in the Company’s non-performance risk ("NPR") which is recorded in OCI. See Note 10 for additional information regarding market risk benefits. See "Reinsurance" below for information regarding the reinsurance of MRBs.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily, and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Reinsurance and funds withheld payables represents amounts payable under reinsurance agreements (see “Reinsurance” below). Reinsurance and funds withheld payables may also include derivative instruments for which fair values are determined as described below under "Derivative Financial Instruments".

Other liabilities consists primarily of deferred reinsurance gains ("DRG") (see "Reinsurance" below), accrued expenses, technical overdrafts, payables resulting from purchases of securities that had not yet settled at the balance sheet date. The amortization method for DRG is amortized over the expected life of the reinsured contracts on a constant-level basis.

Separate account liabilities primarily represents the contractholders’ account balances in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issuance costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 15 for additional information regarding short-term and long-term debt.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
REVENUES, BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future policy benefits and non-level claim settlement expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are generally accounted for as market risk benefits (see “Market risk benefits” above).

Amounts received from policyholders as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts using the same methodology, factors, and assumption used to amortize DAC as described above. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products where changes in the value of the embedded derivatives are recorded through "Realized investment gains (losses), net". For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 15). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income (loss) includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value as well as interest income related to affiliated cash collateral. See Note 15 for more information related to affiliated cash collateral.

Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments. Realized investment gains (losses) from the sales of securities are generally calculated using the specific identification method.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and NPR used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to risks such as interest rate, credit, foreign currency and equity associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net”. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within "Other invested assets" and "Reinsurance recoverable and deposit receivables", or as liabilities, within “Payables to parent and affiliates” or "Reinsurance and funds withheld payables".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables and deposit receivables”. Additionally, changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reinsurance

The Company participates in reinsurance arrangements in various capacities as either the ceding entity or as the reinsurer (i.e., assuming entity). See Note 11 for additional information regarding the Company’s reinsurance arrangements. Reinsurance assumed business is generally accounted for consistent with direct business. Amounts currently recoverable under reinsurance agreements are included in “Reinsurance recoverables and deposit receivables” and amounts payable are included in “Reinsurance and funds withheld payables”. “Reinsurance recoverables and deposit receivables” also includes deposit receivables where the Company has ceded fixed indexed annuities, including from coinsurance with funds withheld arrangements and receivables from modified coinsurance arrangements where the Company is the cedant, and in certain instances are net of the payables under these arrangements which generally reflect the fair value of the invested assets retained by the cedant. “Reinsurance and funds withheld payables” also includes amounts payable to the reinsurer under coinsurance with funds withheld arrangements where the Company is the cedant, and generally reflect the fair value of the invested assets retained by the Company. The receivables and payables associated with each of these coinsurance with funds withheld and modified coinsurance arrangements each contain an embedded derivative that is bifurcated and accounted for at fair value separately from the host contract, with changes in fair value recorded through “Realized investment gains (losses), net”, and are ultimately presented net within “Reinsurance recoverables and deposit receivables”. Revenues and benefits and expenses include amounts assumed under reinsurance agreements and are reflected net of reinsurance ceded.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance recoverables are reported on the Consolidated Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits”. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. For reinsurance of in force blocks of non-participating traditional and limited-payment contracts, the current value of the direct liability as of inception of the reinsurance agreement is used to calculate the reinsurance recoverable and cost of reinsurance such that there is no immediate other comprehensive income or loss from recognition of the reinsurance recoverable at inception. Consistent with the direct liability, the reinsurance recoverable for non-participating traditional and limited-payment contracts is remeasured each period using current single A rates with the effect on the reinsurance recoverable resulting from such updates recorded in "Interest rate remeasurement of future policy benefits" in OCI. For reinsurance of limited-payment contracts, the Company establishes a cost of reinsurance asset relating to the direct DPL and amortizes this balance through “Premiums” using the same methodology and assumptions used to amortize the direct DPL.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference between the fair value of the net consideration exchanged and the net liabilities ceded related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. This initial net cost of reinsurance is deferred and amortized into income over the remaining life of the reinsured policies on a basis consistent with the methodologies and assumptions used for amortizing DAC. This initial net cost of reinsurance may result in a deferred reinsurance gain which is recorded in "Other liabilities" and amortized through "Other income (loss)", or a deferred reinsurance loss which is recorded in "Other assets" and amortized through "General, administrative and other expenses".

Consistent with direct contracts, reinsurance agreements may also include features that meet the definition of an MRB and, if so, are accounted for at fair value. The fair value of direct or assumed MRBs reflects the Company's NPR, while the fair value of ceded MRBs reflects the counterparty credit risk of the reinsurer. Changes in the fair value of ceded MRBs, including the impact of changes in counterparty credit risk, are recorded in net income in "Change in value of market risk benefits, net of related hedging gains (losses)".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Coinsurance arrangements contrast with the Company’s yearly renewable term ("YRT") arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under YRT arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contractholders to the Company. As YRT arrangements are usually entered into by the Company with the expectation that the contracts will be in force for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance for universal life products is generally recognized based on the gross assessments of the underlying direct policies. The cost of reinsurance for term insurance products is generally recognized in proportion to direct premiums over the life of the underlying policies.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in “Reinsurance and funds withheld payables” and deposits made are included in “Reinsurance recoverables and deposit receivables”. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as “Other income (loss)” or “General, administrative and other expenses”, as appropriate.

Annual Assumptions Review

Annually, the Company performs a comprehensive review of the assumptions set for purposes of estimating future premiums, benefits, and other cash flows. Assumptions include those that are economic and those that are insurance related. Insurance related assumptions are based on the Company’s best estimates of future rates of mortality, morbidity, lapse, surrender, annuitization, expenses and other items. The Company generally looks to relevant Company experience as the primary basis for these assumptions. If relevant Company experience is not available or does not have sufficient credibility, the Company may look to experience of similar blocks of business, either in the Company or the industry. Mortality rate assumptions are generally based on Company experience, sometimes blending Company experience with an industry table where the Company experience alone is not sufficiently credible. The Company sets mortality and morbidity assumptions that vary by major type of business. Within type of business, rates vary by age and gender. The Company applies an adjustment for future mortality improvement, consistent with observed long-term trends of population mortality over time. Lapse and surrender assumptions are based on Company and industry experience, where available. The Company sets rates that vary by product type, taking into account features specific to the product.

As part of this review, the Company may update these assumptions and make refinements to its models based upon emerging experience, future expectations and other data, including any observable market data it feels is indicative of a long-term trend. These assumptions are generally updated annually, unless a material change is observed in an interim period that the Company feels is also indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, it expects such changes to be gradual over the long-term.

The Company also performs a comprehensive review of the economic assumptions, including long-term interest rate assumptions and equity return assumptions that impact reserve calculations. The Company generally utilizes relevant economic outlook information and industry surveys as the primary basis for these assumptions, which may be used to project future rates of return on investments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the FASB in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2024, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASUs adopted as of December 31, 2024

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures	This ASU requires entities, including those with a single operating or reportable segment, to provide more detailed information about significant segment expenses that are regularly provided to the chief operating decision maker. The ASU also clarifies that all of the disclosures required in the guidance apply to all public entities, including those with a single operating or reportable segment.	Effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted, using the retrospective method.	Adoption of the ASU did not have an impact on the Company’s Consolidated Financial Statements but resulted in expanded disclosures in the Notes to the Consolidated Financial Statements.

ASUs issued but not yet adopted as of December 31, 2024

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2024-03—Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses	This ASU requires public companies to disclose, in interim and annual reporting periods, additional information about certain expenses in the notes to financial statements.	The amendments are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027, with early adoption permitted, and should be applied either prospectively or retrospectively.	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures	This ASU requires entities to provide additional information primarily related to the effective tax rate reconciliation and income taxes paid.	Effective for fiscal years beginning after December 15, 2024, and permits early adoption. The Company plans to adopt the ASU for the annual reporting period beginning on January 1, 2025.	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,199,628	$8,357	$108,744	$0	$1,099,241
Obligations of U.S. states and their political subdivisions	570,253	1,156	30,343	0	541,066
Foreign government securities	362,154	646	52,466	0	310,334
U.S. public corporate securities	14,134,828	60,917	957,316	1	13,238,428
U.S. private corporate securities	6,030,898	35,828	301,451	11,178	5,754,097
Foreign public corporate securities	3,804,503	21,136	126,767	21	3,698,851
Foreign private corporate securities	5,838,939	43,334	511,426	29,214	5,341,633
Asset-backed securities(1)	3,728,073	31,431	8,841	0	3,750,663
Commercial mortgage-backed securities	944,652	4,567	53,444	0	895,775
Residential mortgage-backed securities(2)	367,005	861	11,794	0	356,072
Total fixed maturities, available-for-sale	$36,980,933	$208,233	$2,162,592	$40,414	$34,986,160
(1)    Includes credit-tranched securities collateralized by loan obligations, home equity loans, auto loans and education loans.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,009,937	$38,858	$73,508	$0	$975,287
Obligations of U.S. states and their political subdivisions	789,856	5,288	18,517	0	776,627
Foreign government securities	330,830	1,840	50,684	0	281,986
U.S. public corporate securities	10,159,089	98,047	760,274	950	9,495,912
U.S. private corporate securities	5,207,699	37,435	254,828	812	4,989,494
Foreign public corporate securities	1,809,347	12,658	115,673	238	1,706,094
Foreign private corporate securities	4,902,391	109,806	381,215	0	4,630,982
Asset-backed securities(1)	2,016,028	23,035	11,512	1	2,027,550
Commercial mortgage-backed securities	913,347	4,776	66,345	0	851,778
Residential mortgage-backed securities(2)	399,542	4,016	7,481	7	396,070
Total fixed maturities, available-for-sale	$27,538,066	$335,759	$1,740,037	$2,008	$26,131,780

(1)    Includes credit-tranched securities collateralized by loan obligations, auto loans, education loans and home equity loans.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following tables set forth the fair value and gross unrealized losses on fixed maturity, available-for-sale securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2024
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$377,531	$13,829	$238,723	$94,915	$616,254	$108,744
Obligations of U.S. states and their political subdivisions	226,731	5,019	212,060	25,324	438,791	30,343
Foreign government securities	118,168	2,615	171,166	49,851	289,334	52,466
U.S. public corporate securities	4,320,552	105,145	4,677,336	852,171	8,997,888	957,316
U.S. private corporate securities	1,999,008	41,931	2,379,755	259,489	4,378,763	301,420
Foreign public corporate securities	1,088,644	20,465	716,172	106,294	1,804,816	126,759
Foreign private corporate securities	1,977,169	69,399	2,107,705	440,330	4,084,874	509,729
Asset-backed securities	363,744	5,510	140,090	3,331	503,834	8,841
Commercial mortgage-backed securities	101,821	1,356	489,490	52,088	591,311	53,444
Residential mortgage-backed securities	142,961	1,946	123,853	9,848	266,814	11,794
Total fixed maturities, available-for-sale	$10,716,329	$267,215	$11,256,350	$1,893,641	$21,972,679	$2,160,856

	December 31, 2023
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$98,174	$945	$214,889	$72,563	$313,063	$73,508
Obligations of U.S. states and their political subdivisions	83,729	293	218,375	18,224	302,104	18,517
Foreign government securities	10,226	116	233,757	50,568	243,983	50,684
U.S. public corporate securities	782,904	10,009	5,201,353	750,265	5,984,257	760,274
U.S. private corporate securities	707,674	16,613	2,794,697	238,181	3,502,371	254,794
Foreign public corporate securities	92,955	1,063	948,963	114,169	1,041,918	115,232
Foreign private corporate securities	429,212	8,035	2,461,367	373,180	2,890,579	381,215
Asset-backed securities	208,970	1,761	532,814	9,750	741,784	11,511
Commercial mortgage-backed securities	42,621	298	580,931	66,047	623,552	66,345
Residential mortgage-backed securities	35,904	435	124,956	7,046	160,860	7,481
Total fixed maturities, available-for-sale	$2,492,369	$39,568	$13,312,102	$1,699,993	$15,804,471	$1,739,561

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
As of December 31, 2024 and 2023, the gross unrealized losses on fixed maturity, available-for-sale securities without an allowance of $2,059 million and $1,634 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $102 million and $106 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2024, the $1,894 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and utility sectors. As of December 31, 2023, the $1,700 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, consumer non-cyclical and utility sectors.
In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2024. This conclusion was based on a detailed analysis of the underlying credit and cash flows for each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening and foreign currency exchange rate movements. As of December 31, 2024, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2024
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$1,139,538	$1,118,484
Due after one year through five years	11,753,438	11,477,710
Due after five years through ten years	10,291,196	9,883,263
Due after ten years	8,757,031	7,504,193
Asset-backed securities	3,728,073	3,750,663
Commercial mortgage-backed securities	944,652	895,775
Residential mortgage-backed securities	367,005	356,072
Total fixed maturities, available-for-sale	$36,980,933	$34,986,160
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31
	2024	2023	2022
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$2,097,519	$460,596	$1,117,293
Proceeds from maturities/prepayments	2,300,919	1,218,844	624,640
Gross investment gains from sales and maturities	23,978	11,482	5,647
Gross investment losses from sales and maturities	(143,432)	(43,078)	(58,432)
Write-downs recognized in earnings(2)	(9,534)	(2,358)	(20,600)
(Addition to) release of allowance for credit losses	(38,406)	2,761	(620)

(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $(158.4) million, $57.4 million and $(53.9) million for the years ended December 31, 2024, 2023 and 2022, respectively.
(2)Amounts represent write-downs of credit adverse securities and securities actively marketed for sale.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following tables set forth the balance of and changes in the allowance for credit losses for fixed maturity securities, as of and for the periods indicated:

	Year Ended December 31, 2024
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Securities	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$2,000	$1	$0	$7	$2,008
Additions to allowance for credit losses not previously recorded	0	0	39,600	0	0	5	39,605
Reductions for securities sold during the period	0	0	(2,002)	0	0	0	(2,002)
Additions (reductions) on securities with previous allowance	0	0	337	(1)	0	(12)	324
Assets transferred (to) from parent and affiliates	0	0	479	0	0	0	479
Balance, end of period	$0	$0	$40,414	$0	$0	$0	$40,414

	Year Ended December 31, 2023
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Securities	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$5	$4,755	$0	$0	$9	$4,769
Additions to allowance for credit losses not previously recorded	0	0	4,267	1	0	0	4,268
Reductions for securities sold during the period	0	(1)	(5,118)	0	0	(1)	(5,120)
Additions (reductions) on securities with previous allowance	0	(4)	436	0	0	(1)	431
Write-downs charged against the allowance	0	0	(2,340)	0	0	0	(2,340)
Balance, end of period	$0	$0	$2,000	$1	$0	$7	$2,008

See Note 2 for additional information about the Company's methodology for developing its allowance and expected losses.

For the year ended December 31, 2024, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to net additions within the consumer cyclical, consumer non-cyclical and energy sectors within corporate securities due to adverse projected cash flows.
For the year ended December 31, 2023, the net decrease in the allowance for credit losses on available-for-sale securities was primarily related to net reductions within the capital goods and utility sectors within corporate securities due to restructurings, partially offset by net additions within the finance sector within corporate securities due to adverse projected cash flows.
The Company did not have any fixed maturity securities purchased with credit deterioration as of both December 31, 2024 and 2023.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Fixed Maturities, Trading
The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within “Other income (loss)” was $(182.9) million, $65.6 million and $(728.6) million during the years ended December 31, 2024, 2023 and 2022, respectively.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss)” was $(34.2) million, $25.8 million and $(10.2) million during the years ended December 31, 2024, 2023 and 2022, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans”, as of the dates indicated:

	December 31, 2024		December 31, 2023
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$1,949,926	25.0%	$1,578,785	25.7%
Hospitality	97,603	1.3	102,952	1.7
Industrial	2,906,413	37.3	2,486,230	40.4
Office	556,586	7.1	604,611	9.8
Other	750,541	9.6	456,720	7.4
Retail	693,949	9.0	363,706	5.9
Total commercial mortgage loans	6,955,018	89.3	5,593,004	90.9
Agricultural property loans	830,041	10.7	562,046	9.1
Total commercial mortgage and agricultural property loans	7,785,059	100.0%	6,155,050	100.0%
Allowance for credit losses	(37,715)		(37,689)
Total net commercial mortgage and agricultural property loans	7,747,344		6,117,361
Other loans:
Other collateralized loans	11,979		5,360
Total other loans	11,979		5,360
Total net commercial mortgage and other loans	$7,759,323		$6,122,721

As of December 31, 2024, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States with the largest concentrations in California (25%), Florida (9%) and Texas (8%) and included loans secured by properties in Europe (8%), Mexico (1%) and Australia (1%).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following table sets forth the balance of and changes in the allowance for credit losses for commercial mortgage and other loans, as of and for the periods ended:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2021	$5,847	$104	$5,951
Addition to (release of) allowance for expected losses	13,818	494	14,312
Balance at December 31, 2022	19,665	598	20,263
Addition to (release of) allowance for expected losses	17,093	333	17,426
Balance at December 31, 2023	36,758	931	37,689
Addition to (release of) allowance for expected losses	5,613	3,780	9,393
Write-downs charged against allowance	(9,367)	0	(9,367)
Balance at December 31, 2024	$33,004	$4,711	$37,715

See Note 2 for additional information about the Company's methodology for developing the allowance and expected losses.
For the year ended December 31, 2024, net additions to the allowance for credit losses on commercial mortgage and other loans were primarily related to increases in loan-specific allowances in commercial mortgage loans within the retail and office sectors and in agricultural property loans.

For the year ended December 31, 2023, net additions to the allowance for credit losses on commercial mortgage and other loans was primarily related to increases in the portfolio reserve to reflect declining market conditions and in loan-specific allowances, both within the office sector, as well as loan originations.

For the year ended December 31, 2024, there were $9.4 million of write-downs charged against the allowance related to a loan originated in 2016.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2024
	Amortized Cost by Origination Year
	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$452,940	$232,276	$306,684	$482,596	$134,403	$1,138,394	$6,479	$2,753,772
60%-69.99%	972,161	541,849	273,258	360,457	110,515	303,107	0	2,561,347
70%-79.99%	362,701	365,111	134,208	330,355	6,774	77,399	0	1,276,548
80% or greater	1,196	0	56,204	84,761	3,870	217,320	0	363,351
Total	$1,788,998	$1,139,236	$770,354	$1,258,169	$255,562	$1,736,220	$6,479	$6,955,018
Debt Service Coverage Ratio:
Greater than 1.2x	$1,728,895	$962,290	$755,350	$1,256,699	$255,562	$1,616,904	$0	$6,575,700
1.0 - 1.2x	60,103	176,946	15,004	0	0	59,871	6,479	318,403
Less than 1.0x	0	0	0	1,470	0	59,445	0	60,915
Total	$1,788,998	$1,139,236	$770,354	$1,258,169	$255,562	$1,736,220	$6,479	$6,955,018
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$241,715	$89,569	$163,820	$126,368	$23,488	$38,478	$18,834	$702,272
60%-69.99%	29,560	19,396	49,210	0	0	0	0	98,166
70%-79.99%	0	0	0	5,213	0	0	0	5,213
80% or greater	0	0	7,295	0	1,657	0	15,438	24,390
Total	$271,275	$108,965	$220,325	$131,581	$25,145	$38,478	$34,272	$830,041
Debt Service Coverage Ratio:
Greater than 1.2x	$259,647	$95,087	$211,030	$129,865	$23,488	$38,478	$18,834	$776,429
1.0 - 1.2x	11,628	13,878	9,295	0	0	0	15,438	50,239
Less than 1.0x	0	0	0	1,716	1,657	0	0	3,373
Total	$271,275	$108,965	$220,325	$131,581	$25,145	$38,478	$34,272	$830,041

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2023
	Amortized Cost by Origination Year
	2023	2022	2021	2020	2019	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$249,037	$245,914	$482,718	$109,249	$265,053	$1,068,763	$2,420,734
60%-69.99%	675,153	355,984	449,878	172,721	225,803	206,237	2,085,776
70%-79.99%	218,015	133,343	255,299	77,812	20,924	86,806	792,199
80% or greater	0	47,555	73,702	3,817	16,508	152,713	294,295
Total	$1,142,205	$782,796	$1,261,597	$363,599	$528,288	$1,514,519	$5,593,004
Debt Service Coverage Ratio:
Greater than 1.2x	$1,038,315	$779,282	$1,261,597	$292,561	$497,407	$1,402,831	$5,271,993
1.0 - 1.2x	103,890	3,514	0	0	15,632	40,521	163,557
Less than 1.0x	0	0	0	71,038	15,249	71,167	157,454
Total	$1,142,205	$782,796	$1,261,597	$363,599	$528,288	$1,514,519	$5,593,004
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$73,774	$179,375	$132,042	$25,875	$15,824	$25,771	$452,661
60%-69.99%	47,489	56,210	0	0	0	0	103,699
70%-79.99%	5,686	0	0	0	0	0	5,686
80% or greater	0	0	0	0	0	0	0
Total	$126,949	$235,585	$132,042	$25,875	$15,824	$25,771	$562,046
Debt Service Coverage Ratio:
Greater than 1.2x	$126,949	$233,585	$130,353	$24,063	$15,824	$25,771	$556,545
1.0 - 1.2x	0	2,000	0	1,812	0	0	3,812
Less than 1.0x	0	0	1,689	0	0	0	1,689
Total	$126,949	$235,585	$132,042	$25,875	$15,824	$25,771	$562,046

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.
The Company may grant loan modifications in its commercial mortgage and other loan portfolios to borrowers experiencing financial difficulties. These loan modifications may be in the form of principal forgiveness, interest rate reduction, other-than-insignificant payment delay, term extension or some combination thereof. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any allowance for credit losses.
The following table sets forth the amortized cost basis of loan modifications made to borrowers experiencing financial difficulties for the date indicated:

	Year Ended December 31, 2024
	Term Extension	% of Amortized Cost	Other Than Insignificant Delay in Payment	% of Amortized Cost
	($ in thousands)
Commercial mortgage loans	$14,546	0.2%	$4,570	0.1%

The modifications added less than one year to the weighted average life in the commercial mortgage loan portfolio.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
During the year ended December 31, 2023, the Company did not modify any loans to borrowers experiencing financial difficulties.

The Company did not have any commitments to lend additional funds to borrowers experiencing financial difficulties on modified loans as of both December 31, 2024 and 2023.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2024
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$6,951,093	$0	$0	$3,925	$6,955,018	$5,120
Agricultural property loans	804,804	0	2,505	22,732	830,041	24,765
Other collateralized loans	11,979	0	0	0	11,979	0
Total	$7,767,876	$0	$2,505	$26,657	$7,797,038	$29,885

(1)As of December 31, 2024, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2023
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,593,004	$0	$0	$0	$5,593,004	$0
Agricultural property loans	562,046	0	0	0	562,046	1,301
Other collateralized loans	5,360	0	0	0	5,360	0
Total	$6,160,410	$0	$0	$0	$6,160,410	$1,301

(1)As of December 31, 2023, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

Loans on non-accrual status recognized interest income of $0.7 million and $0.0 million for the years ended December 31, 2024 and 2023, respectively. Loans on non-accrual status that did not have a related allowance for credit losses were $2.0 million and $1.3 million as of December 31, 2024 and 2023, respectively.
For the years ended December 31, 2024 and 2023, there were $12.6 million and $0.0 million, respectively, of commercial mortgage loans acquired, other than those through direct origination. For both the years ended December 31, 2024 and 2023, there were no commercial mortgage and other loans sold.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration as of both December 31, 2024 and 2023.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2024	2023
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$388,822	$333,863
Hedge funds	1,024,534	720,360
Real estate-related(1)	75,730	70,278
Subtotal equity method	1,489,086	1,124,501
Fair value:
Private equity	28,094	48,483
Hedge funds	14	137
Real estate-related	16,016	18,687
Subtotal fair value	44,124	67,307
Total LPs/LLCs	1,533,210	1,191,808
Derivative instruments	24,499	17,718
Other(1)(2)	24,385	13,459
Total other invested assets	$1,582,094	$1,222,985

(1)Prior period amounts have been updated to conform to current period presentation.
(2)Includes tax advantaged investments and investments in separate account funds.

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities:

	December 31,
	2024	2023
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$66,477,439	$44,591,082
Total liabilities(2)	$1,894,242	$2,802,022
Partners’ capital	64,583,197	41,789,060
Total liabilities and partners’ capital	$66,477,439	$44,591,082
Equity in LP/LLC interests included above	$1,338,056	$979,271
Equity in LP/LLC interests not included above	230,687	216,205
Carrying value	$1,568,743	$1,195,476
(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$1,678,772	$3,465,807	$11,062,060
Total expenses(2)	(473,445)	(979,287)	(1,655,673)
Net earnings (losses)	$1,205,327	$2,486,520	$9,406,387
Equity in net earnings (losses) included above	$57,119	$17,795	$(36,513)
Equity in net earnings (losses) of LP/LLC interests not included above	18,193	11,792	7,320
Total equity in net earnings (losses)	$75,312	$29,587	$(29,193)
(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31,
	2024	2023
	(in thousands)
Fixed maturities	$396,173	$272,031
Equity securities	436	220
Commercial mortgage and other loans	29,437	21,070
Policy loans	30,820	35,210
Other invested assets	0	43
Short-term investments and cash equivalents	9,528	5,264
Total accrued investment income	$466,394	$333,838

There were no write-downs on accrued investment income for the years ended December 31, 2024 and 2023.
Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
Fixed maturities, available-for-sale	$1,622,898	$1,139,581	$589,248
Fixed maturities, trading	156,407	96,128	55,790
Equity securities	30,698	14,772	8,226
Commercial mortgage and other loans	328,853	231,994	119,358
Policy loans	65,825	48,118	21,189
Other invested assets	140,376	98,369	101,289
Short-term investments and cash equivalents	182,094	123,857	44,182
Gross investment income	2,527,151	1,752,819	939,282
Less: investment expenses	(105,134)	(77,297)	(55,281)
Net investment income	$2,422,017	$1,675,522	$884,001

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The carrying value of non-income producing assets included $55.3 million in fixed maturities, available-for-sale and $0.9 million in fixed maturities, trading as of December 31, 2024. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2024.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
Fixed maturities(1)	$(167,394)	$(31,193)	$(74,005)
Commercial mortgage and other loans	(11,113)	(17,854)	(18,201)
LPs/LLCs(2)	576	(272)	(11,351)
Derivatives(4)	713,403	(1,136,331)	460,859
Short-term investments and cash equivalents	974	2,033	(54)
Other(2)(3)(4)	(85,029)	36,518	(67,319)
Realized investment gains (losses), net	$451,417	$(1,147,099)	$289,929
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
(2)Prior period amounts have been updated to conform to current period presentation.
(3)Includes changes in the value of reinsurance payables and funds withheld payables, primarily reflecting the impact of net investment income on withheld assets that are ceded to certain reinsurance counterparties.
(4)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2024	2023	2022
	(in thousands)
Fixed maturity securities, available-for-sale with an allowance	$893	$1,987	$4,371
Fixed maturity securities, available-for-sale without an allowance	(1,955,252)	(1,406,265)	(2,285,288)
Derivatives designated as cash flow hedges(1)	110,565	11,934	138,627
Affiliated notes	(3,276)	(8,760)	(13,189)
Other investments(2)	785	(1,089)	(1,176)
Net unrealized gains (losses) on investments	$(1,846,285)	$(1,402,193)	$(2,156,655)
(1)For additional information regarding cash flow hedges, see Note 4.
(2)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2024 and 2023, the Company had no repurchase agreements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2024			December 31, 2023
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
Obligations of U.S. states and their political subdivisions	$1,139	$0	$1,139	$0	$0	$0
Foreign government securities	0	0	0	486	0	486
U.S. public corporate securities	6,949	0	6,949	27,247	0	27,247
U.S. private corporate securities	18	0	18	0	0	0
Foreign public corporate securities	10,100	0	10,100	13,101	0	13,101
Equity securities	103,166	0	103,166	177,476	0	177,476
Total cash collateral for loaned securities(1)	$121,372	$0	$121,372	$218,310	$0	$218,310
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third-parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2024	2023
	(in thousands)
Securities pledged:
Fixed maturities, available-for-sale(1)	$3,856,216	$4,081,391
Fixed maturities, trading	17	0
Equity securities	100,601	172,995
Total securities pledged	$3,956,834	$4,254,386
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$121,372	$218,310
Other liabilities(1)	3,622,596	2,651,347
Total liabilities supported by the pledged collateral(1)	$3,743,968	$2,869,657
(1)Prior period amounts have been updated to conform to current period presentation.
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2024 and 2023, there were $0 million and $25 million, respectively, of collateral that could be sold or repledged.
As of both December 31, 2024 and 2023, there was $3.6 million on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, interest rate total return swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in the values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Under interest rate total return swaps, the company agrees with counterparties to exchange, at specified intervals, the difference between the return on a fixed income market index and Secured Overnight Financing Rate (“SOFR”) plus an associated funding spread based on a notional amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity options, equity total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Equity total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and Secured Overnight Financing Rate (“SOFR”) plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, indexed annuities and index-linked universal life) which may include features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. See Note 11 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Synthetic Guarantees
The Company sells synthetic guarantees in the form of stable value wrap guarantees on third-party banked owned life insurance contracts. The synthetic guarantees are issued in respect of assets that are owned by the third-party insurer, who invest the assets according to the contract terms agreed to with the Company. The contracts establish policyholder balances and credit interest thereon. The policyholder balances are supported by the underlying assets. In connection with certain policyholder-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining policyholder balances will be paid by the Company. These guarantees are accounted for as derivatives and recorded at fair value.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables and deposit receivables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2024			December 31, 2023
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$2,851	$0	$(209)	$3,064	$0	$(238)
Foreign Currency Swaps	3,308,842	202,606	(27,523)	2,274,636	121,243	(54,044)
Total Derivatives Designated as Hedge Accounting Instruments	$3,311,693	$202,606	$(27,732)	$2,277,700	$121,243	$(54,282)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$174,170,160	$9,029,399	$(20,888,553)	$163,179,764	$6,605,817	$(17,820,436)
Interest Rate Futures	1,518,400	1,967	(1,443)	1,332,600	3,055	(210)
Interest Rate Options	29,135,000	279,414	(1,406,265)	29,738,000	189,112	(969,718)
Interest Rate Forwards	0	0	0	1,458,000	741	(3,196)
Interest Rate Total Return Swaps	223,721	1,472	(2,121)	0	0	0
Foreign Currency
Foreign Currency Forwards	1,146,861	30,078	(181)	744,576	1,772	(12,232)
Credit
Credit Default Swaps	911,850	9,606	0	643,280	7,727	0
Currency/Interest Rate
Foreign Currency Swaps	2,285,052	164,152	(9,277)	2,237,331	96,618	(31,294)
Equity
Equity Total Return Swaps	23,025,217	1,160,080	(1,182,913)	15,049,993	418,084	(803,452)
Equity Options	117,107,059	4,453,762	(3,717,637)	49,247,510	1,600,335	(1,552,706)
Equity Futures	1,802,205	15	(6,060)	418,973	1,232	(500)
Synthetic GICs	3,958,847	143	(31)	311,302	1	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$355,284,372	$15,130,088	$(27,214,481)	$264,361,329	$8,924,494	$(21,193,744)
Total Derivatives(1)(2)	$358,596,065	$15,332,694	$(27,242,213)	$266,639,029	$9,045,737	$(21,248,026)
(1)Excludes embedded derivatives which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $11,968 million and $7,505 million as of December 31, 2024 and 2023, respectively, primarily included in "Policyholders' account balances".
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverable and deposit receivables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2024
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$15,332,538	$(15,308,195)	$24,343	$0	$24,343
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$15,332,538	$(15,308,195)	$24,343	$0	$24,343
Offsetting of Financial Liabilities:
Derivatives	$27,242,182	$(23,619,586)	$3,622,596	$(3,622,596)	$0
Total Liabilities	$27,242,182	$(23,619,586)	$3,622,596	$(3,622,596)	$0

	December 31, 2023
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$9,045,718	$(9,028,019)	$17,699	$0	$17,699
Securities purchased under agreements to resell	25,000	0	25,000	0	25,000
Total Assets	$9,070,718	$(9,028,019)	$42,699	$0	$42,699
Offsetting of Financial Liabilities:
Derivatives	$21,248,026	$(18,596,679)	$2,651,347	$(2,651,347)	$0
Total Liabilities	$21,248,026	$(18,596,679)	$2,651,347	$(2,651,347)	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 15. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, or equity derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2024
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$3	$0	$(118)	$0	$46
Currency/Interest Rate	2,256	0	48,523	34,827	98,585
Total cash flow hedges	2,259	0	48,405	34,827	98,631
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	35,600	(2,094,268)	0	0	0
Currency	54,543	0	0	0	0
Currency/Interest Rate	77,166	0	0	523	0
Credit	16,856	0	0	0	0
Equity	3,207,538	(761,850)	0	0	0
Embedded Derivatives	(2,680,559)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	711,144	(2,856,118)	0	523	0
Total	$713,403	$(2,856,118)	$48,405	$35,350	$98,631

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$2	$0	$(118)	$0	$72
Currency/Interest Rate	(636)	0	43,934	(26,206)	(126,765)
Total cash flow hedges	(634)	0	43,816	(26,206)	(126,693)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	25,329	(1,555,807)	0	0	0
Currency	(16,012)	0	0	0	0
Currency/Interest Rate	(102,238)	0	0	(257)	0
Credit	14,350	0	0	0	0
Equity	1,744,218	(821,996)	0	0	0
Embedded Derivatives(1)	(2,798,232)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(1,132,585)	(2,377,803)	0	(257)	0
Total	$(1,133,219)	$(2,377,803)	$43,816	$(26,463)	$(126,693)

	Year Ended December 31, 2022
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$1	$0	$(8)	$0	$(312)
Currency/Interest Rate	7,636	0	36,734	34,070	99,043
Total cash flow hedges	7,637	0	36,726	34,070	98,731
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	661,978	(5,230,085)	0	0	0
Currency	18,952	0	0	0	0
Currency/Interest Rate	107,388	0	0	557	0
Credit	(15,904)	0	0	0	0
Equity	40,076	1,050,139	0	0	0
Embedded Derivatives(1)	(359,268)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	453,222	(4,179,946)	0	557	0
Total	$460,859	$(4,179,946)	$36,726	$34,627	$98,731
(1) Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2021	$39,896
Amount recorded in AOCI
Interest Rate	(319)
Currency/Interest Rate	177,483
Total amount recorded in AOCI	177,164
Amount reclassified from AOCI to income
Interest Rate	7
Currency/Interest Rate	(78,440)
Total amount reclassified from AOCI to income	(78,433)
Balance, December 31, 2022	$138,627
Amount recorded in AOCI
Interest Rate	(44)
Currency/Interest Rate	(109,673)
Total amount recorded in AOCI	(109,717)
Amount reclassified from AOCI to income
Interest Rate	116
Currency/Interest Rate	(17,092)
Total amount reclassified from AOCI to income	(16,976)
Balance, December 31, 2023	$11,934
Amount recorded in AOCI
Interest Rate	(69)
Currency/Interest Rate	184,191
Total amount recorded in AOCI	184,122
Amount reclassified from AOCI to income
Interest Rate	115
Currency/Interest Rate	(85,606)
Total amount reclassified from AOCI to income	(85,491)
Balance, December 31, 2024	$110,565

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2024 values, it is estimated that a pre-tax gain of $41 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2025.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Credit Derivatives
Credit Derivatives, where the Company has written credit protection on certain index references, have outstanding notional amounts of $912 million and $643 million as of December 31, 2024 and 2023, respectively. These credit derivatives are reported at fair value as an asset of $10 million and $8 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024 the notional amount of these credit derivatives had $877 million in NAIC 3 and $35 million in NAIC 6.
The Company has no exposure on purchased credit protection as of December 31, 2024 and 2023.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with regulated derivatives exchanges for exchange traded derivatives and its affiliate, Prudential Global Funding LLC (“PGF”), related to its over-the-counter ("OTC") derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities, and derivative contracts that trade on an active exchange market included in other invested assets and other liabilities.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents (primarily commercial paper), short-term investments, certain OTC derivatives, separate account assets, receivables from parent and affiliates and other liabilities.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, contracts or contract features pertaining to living benefit features (market risk benefits) of the Company's variable annuity contracts, embedded derivatives associated with the index-linked features of certain universal life and annuity products, receivables from parent and affiliates, short-term investments, cash equivalents and other liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2024
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$1,099,241	$0	$	$1,099,241
Obligations of U.S. states and their political subdivisions	0	541,066	0		541,066
Foreign government securities	0	309,686	648		310,334
U.S. corporate public securities	0	13,238,428	0		13,238,428
U.S. corporate private securities	0	4,996,400	757,697		5,754,097
Foreign corporate public securities	0	3,692,124	6,727		3,698,851
Foreign corporate private securities	0	4,906,450	435,183		5,341,633
Asset-backed securities(2)	0	3,126,089	624,574		3,750,663
Commercial mortgage-backed securities	0	820,457	75,318		895,775
Residential mortgage-backed securities	0	356,072	0		356,072
Subtotal	0	33,086,013	1,900,147		34,986,160
Market risk benefit assets	0	0	2,637,363		2,637,363
Fixed maturities, trading	0	3,778,760	66,285		3,845,045
Equity securities	2,587,791	15,514	20,515		2,623,820
Short-term investments	0	390,745	105,540		496,285
Cash equivalents	0	2,851,250	33		2,851,283
Other invested assets(4)	2,302	15,330,249	143	(15,308,195)	24,499
Reinsurance recoverables and deposit receivables	0	0	645,193		645,193
Receivables from parent and affiliates	0	169,072	351,390		520,462
Subtotal excluding separate account assets	2,590,093	55,621,603	5,726,609	(15,308,195)	48,630,110
Separate account assets(5)(6)	273,288	111,415,717	10,547		111,699,552
Total assets	$2,863,381	$167,037,320	$5,737,156	$(15,308,195)	$160,329,662
Market risk benefit liabilities	$0	$0	$4,281,244	$	$4,281,244
Policyholders' account balances	0	0	12,624,585		12,624,585
Payables to parent and affiliates	0	27,232,920	0	(23,617,643)	3,615,277
Other liabilities	7,988	1,274	31	(1,943)	7,350
Total liabilities	$7,988	$27,234,194	$16,905,860	$(23,619,586)	$20,528,456

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2023
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$975,287	$0	$	$975,287
Obligations of U.S. states and their political subdivisions	0	776,627	0		776,627
Foreign government securities	0	281,304	682		281,986
U.S. corporate public securities	0	9,495,912	0		9,495,912
U.S. corporate private securities	0	4,476,258	513,236		4,989,494
Foreign corporate public securities	0	1,698,965	7,129		1,706,094
Foreign corporate private securities	0	4,137,004	493,978		4,630,982
Asset-backed securities(2)	0	1,928,428	99,122		2,027,550
Commercial mortgage-backed securities	0	773,663	78,115		851,778
Residential mortgage-backed securities	0	396,070	0		396,070
Subtotal	0	24,939,518	1,192,262		26,131,780
Market risk benefit assets	0	0	2,367,243		2,367,243
Fixed maturities, trading	0	2,762,398	34,048		2,796,446
Equity securities(3)	790,346	11,285	28,709		830,340
Short-term investments	31,879	280,228	1,759		313,866
Cash equivalents	447,396	1,196,729	0		1,644,125
Other invested assets(4)	23,432	9,022,304	1	(9,028,019)	17,718
Reinsurance recoverables and deposit receivables(7)(8)	0	0	192,642		192,642
Receivables from parent and affiliates	0	147,984	0		147,984
Subtotal excluding separate account assets	1,293,053	38,360,446	3,816,664	(9,028,019)	34,442,144
Separate account assets(5)(6)	176,239	113,747,569	5,985		113,929,793
Total assets	$1,469,292	$152,108,015	$3,822,649	$(9,028,019)	$148,371,937
Market risk benefit liabilities(8)	$0	$0	$5,156,858	$	$5,156,858
Policyholders' account balances(8)	0	0	7,697,627		7,697,627
Payables to parent and affiliates	0	21,239,770	0	(18,588,647)	2,651,123
Other liabilities(7)	8,032	225	0	(8,032)	225
Total liabilities	$8,032	$21,239,995	$12,854,485	$(18,596,679)	$15,505,833
(1)“Netting” amounts represent cash collateral of $(8,311) million and $(9,569) million as of December 31, 2024 and 2023, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.
(2)Includes credit-tranched securities collateralized by loan obligations, home equity loans, auto loans and education loans.
(3)Equity securities excluded from the fair value hierarchy include a fund for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. As of December 31, 2023, the fair value of this investment was $14.6 million.
(4)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2024 and 2023, the fair value of such investments was $44 million and $67 million, respectively.
(5)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(6)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund. At December 31, 2024 and 2023, the fair value of such investments was $6,444 million and $5,259 million, respectively.
(7)Prior period amounts have been updated to conform to current period presentation.
(8)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2024 and 2023, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates” or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including SOFR, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Reinsurance Recoverables and Deposit Receivables - Reinsurance recoverables and deposit receivables primarily include (1) an embedded derivative associated with net receivables from modified coinsurance arrangements where the Company is the cedant; and (2) an embedded derivatives on deposit receivables where the Company has ceded fixed indexed annuities. The methods and assumptions used to estimate the fair value are consistent with those described below in “Policyholders' account balances”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Market Risk Benefits - As a result of the adoption of ASU 2018-12 in the first quarter of 2023, the Company is required to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value. Market risk benefit liabilities (or assets) represent contracts or contract features that provide protection to the contractholder and expose the insurance entity to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits in the annuities products including GMDB, GMIB, GMAB, GMWB and GMIWB. The benefits are bundled together and accounted for as single compound market risk benefits using a fair value measurement framework.
The fair value of these market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of these benefit features is based on assumptions a market participant would use in valuing market risk benefits. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the valuations, the assets and liabilities included in market risk benefits have been reflected within Level 3 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the SOFR swap curve adjusted for an additional spread relative to SOFR to reflect the Company’s market-perceived NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with Company issued funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon Company emerging experience and industry studies, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life and annuity products that provide policyholders with index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option cost for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities requires the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging Company experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Reinsurance and Funds Withheld Payables - Reinsurance and funds withheld payables primarily includes an embedded derivative associated with certain funds withheld reinsurance arrangements that are described in Note 11. The fair value is determined based on the valuation of the underlying funds withheld assets identified to support the payable due to the applicable reinsurance counterparties.
Other Liabilities - Other liabilities include certain derivative instruments. The fair values of derivative instruments are primarily determined consistent with those described above under "Derivative Instruments."

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information regarding significant internally-priced Level 3 assets and liabilities.

	December 31, 2024
	Fair Value	Valuation Techniques	Unobservable Inputs		Minimum		Maximum		Weighted Average	Impact of Increase in Input on Fair Value(1)(2)
	(in thousands)
Assets:
Corporate securities(3)	$1,130,627	Discounted cash flow	Discount rate		2.15%		20%		11.15%	Decrease
		Market Comparables	EBITDA multiples(4)	5.0	X	5.0	X	5.0	X	Increase
		Liquidation	Liquidation value		75.00%		75.00%		75.00%	Increase
Asset-backed securities	$90,370	Discounted cash flow	Discount rate		2.30%		10.70%		6.18%	Decrease
Commercial mortgage-backed securities	$75,318	Discounted cash flow	Liquidity premium		1.00%		1.00%		1.00%	Decrease
Market risk benefit assets(5)	$2,637,363	Discounted cash flow	Lapse rate(6)		1%		20%			Increase
			Spread over SOFR(7)		0.29%		1.79%			Increase
			Utilization rate(8)		37%		94%			Decrease
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		16%			Increase
			Equity volatility curve		16%		25%			Decrease
Reinsurance recoverables and deposit receivables(11)	$645,193	Discounted cash flow	Lapse rate(6)		0%		80%			Decrease
			Spread over SOFR(7)		0.29%		1.71%			Decrease
			Option budget(13)		(1)%		7%			Increase
Receivables from parent and affiliates	$328,001	Liquidation	Liquidation value		100%		100%		100%	Increase
Liabilities:
Market risk benefit liabilities(5)	$4,281,244	Discounted cash flow	Lapse rate(6)		1%		20%			Decrease
			Spread over SOFR(7)		0.29%		1.79%			Decrease
			Utilization rate(8)		37%		94%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		16%			Decrease
			Equity volatility curve		16%		25%			Increase
Policyholders' account balances(12)	$12,624,585	Discounted cash flow	Lapse rate(6)		0%		80%			Decrease
			Spread over SOFR(7)		0.29%		1.73%			Decrease
			Mortality rate(10)		0%		23%			Decrease
			Option budget(13)		(1)%		7%			Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2023
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)(2)
	(in thousands)
Assets:
Corporate securities(3)	$81,635	Discounted cash flow	Discount rate	6.98%	20%	9.73%	Decrease
		Liquidation	Liquidation Value	63.62%	63.62%	63.62%	Increase
Commercial mortgage-backed securities	$78,115	Discounted cash flow	Liquidity premium	0.60%	0.75%	0.71%	Decrease
Market risk benefit assets(5)	$2,367,243	Discounted cash flow	Lapse rate(6)	1%	20%		Increase
			Spread over SOFR(7)	0.41%	1.91%		Increase
			Utilization rate(8)	38%	95%		Decrease
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Increase
			Equity volatility curve	15%	25%		Decrease
Reinsurance recoverables and deposit receivables(11)(14)(15)	$192,642	Discounted cash flow	Lapse rate(6)	1%	80%		Increase
			Spread over SOFR(7)(14)	0.41%	1.82%		Increase
			Option budget(13)	(1)%	7%		Decrease
Liabilities:
Market risk benefit liabilities(5)(15)	$5,156,858	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over SOFR(7)	0.41%	1.91%		Decrease
			Utilization rate(8)	38%	95%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	15%	25%		Increase
Policyholders' account balances(12)(15)	$7,697,627	Discounted cash flow	Lapse rate(6)	1%	80%		Decrease
			Spread over SOFR(7)	0.41%	1.85%		Decrease
			Mortality rate(10)	0%	23%		Decrease
			Option budget(13)	(1)%	7%		Increase

(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Directional impacts for MRB assets and liabilities are associated with the directional impacts of direct and assumed MRBs.
(3)Includes assets classified as fixed maturities, available-for-sale and fixed maturities, trading.
(4)Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(5)Market risk benefits primarily represent fair value for all living benefit guarantees including accumulation, withdrawal and income benefits. Since the valuation methodology for these assets and liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
(7)The spread over the SOFR swap curve represents the premium added to the proxy for the risk-free rate (SOFR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees as of December 31, 2024 and 2023, respectively. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements are insurance liabilities and are therefore senior to debt. Effective April 2023, the Company entered into an agreement with The Ohio National Life Insurance Company, now known as AuguStar Life Insurance Company ("AuguStar"), an affiliate of Constellation Insurance Holdings, Inc., to reinsure approximately $10 billion of account values of PDI traditional variable annuity contracts with guaranteed living benefits. See Note 11 for additional information regarding this transaction. As a result of this transaction, a ceded MRB asset balance was established to fair value the reinsurance reimbursements to the Company. The establishment of the fair value also required an estimate of NPR for AuguStar, which may differ from the Company's; however, the NPR spreads for AuguStar were developed using a methodology similar to that of the Company.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2024 and 2023, the minimum withdrawal rate assumption is 78% and 81%, respectively. As of December 31, 2024 and 2023, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
(11)Includes deposit assets related to reinsurance agreements using deposit method of accounting and modified coinsurance agreements, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products.
(12)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life and annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(13)Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price and interest rate changes. The level of option budget determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.
(14)Prior period amounts have been updated to conform to current period presentation.
(15)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increase, credit spreads widen, which results in a decrease in fair value.
Commercial Mortgage-backed Securities – Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger economic cycles, prepayment rates are generally driven by underlying property appreciation and subsequent cash-out refinances, while default rates and loss severity may be lower. During weaker economic cycles, prepayment rates may decline, while default rates and loss severity increase. Generally, a change in the assumption used for the probability of default would be accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for prepayment rates. The impact of these factors on average life and economics varies with the deal structure and tranche subordination.
Market Risk Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Changes in Level 3 Assets and Liabilities - The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods (excluding MRBs disclosed in Note 10). When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2024(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3(7)	Transfers out of Level 3(7)	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government	$682	$(34)	$0	$0	$0	$0	$0	$0	$0	$648	$(44)
Corporate securities(3)	1,014,343	(69,658)	1,172,201	(702,073)	0	(183,577)	(64,672)	33,043	0	1,199,607	(61,011)
Structured securities(4)	177,237	(5,386)	771,208	(40,508)	0	(96,067)	65,480	34,578	(206,650)	699,892	(3,394)
Other assets:
Fixed maturities, trading	34,048	(9,654)	261,968	(52)	0	(2,261)	0	18,842	(236,606)	66,285	(9,705)
Equity securities	28,709	(2,135)	273	(6,120)	0	(6,332)	6,120	0	0	20,515	(230)
Other invested assets	1	142	0	0	0	0	0	0	0	143	142
Short-term investments	1,759	1,539	117,046	(13,113)	0	(1,488)	(203)	0	0	105,540	321
Cash equivalents	0	(41)	744	0	0	(65)	(605)	0	0	33	(41)
Reinsurance recoverables and deposit receivables (5)	192,642	26,029	333,291	0	0	0	93,231	0	0	645,193	(122,807)
Separate account assets	5,985	457	5,823	(2,050)	0	(126)	0	458	0	10,547	457
Receivables from parent and affiliates	0	90	418,916	(51,199)	0	0	0	0	(16,417)	351,390	90
Liabilities:
Policyholders' account balances(5)	(7,697,627)	(2,687,101)	0	0	(2,286,786)	0	46,929	0	0	(12,624,585)	1,254,144
Other liabilities	0	(31)	0	0	0	0	0	0	0	(31)	(31)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(54,924)	$0	$0	$(19,313)	$(841)	$(40,765)	$0	$0	$(23,684)
Other assets:
Fixed maturities, trading	0	(9,661)	0	0	7	0	(9,705)	0	0
Equity securities	0	(2,135)	0	0	0	0	(230)	0	0
Other invested assets	142	0	0	0	0	142	0	0	0
Short-term investments	1,142	0	0	385	12	(64)	0	0	385
Cash equivalents	(41)	0	0	0	0	(41)	0	0	0
Reinsurance recoverables and deposit receivables	26,029	0	0	0	0	(122,807)	0	0	0
Separate account assets	0	0	457	0	0	0	0	457	0
Receivables from parent and affiliates	0	0	0	90	0	0	0	0	90
Liabilities:
Policyholders' account balances	(2,687,101)	0	0	0	0	1,254,144	0	0	0
Other liabilities	(31)	0	0	0	0	(31)	0	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3(7)	Transfers out of Level 3(7)	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government	$724	$(42)	$0	$0	$0	$0	$0	$0	$0	$682	$(53)
Corporate securities(3)	507,496	85	567,936	(39,722)	0	(130,688)	3,129	117,671	(11,564)	1,014,343	(973)
Structured securities(4)	104,724	(4,442)	241,159	(37)	0	(2,147)	(2,222)	4,537	(164,335)	177,237	(4,298)
Other assets:
Fixed maturities, trading	0	1,083	36,284	0	0	0	2,931	0	(6,250)	34,048	1,225
Equity securities	28,593	(928)	2,531	0	0	0	(1,487)	0	0	28,709	(928)
Other invested assets	0	1	0	0	0	0	0	0	0	1	1
Short-term investments	16,945	2,573	4,922	0	0	(21,322)	(1,359)	0	0	1,759	0
Reinsurance recoverables and deposit receivables(5)(8)(9)	115,886	(104,596)	183,716	0	0	0	(2,364)	0	0	192,642	(119,067)
Separate account assets	4,645	408	2,216	(1,124)	0	(160)	0	0	0	5,985	406
Liabilities:
Policyholders' account balances(5)(9)	(3,502,096)	(2,649,136)	0	0	(1,653,026)	0	106,631	0	0	(7,697,627)	(368,507)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(2,081)	$0	$0	$(2,808)	$490	$(2,904)	$0	$0	$(2,420)
Other assets:
Fixed maturities, trading	0	1,080	0	0	3	0	1,225	0	0
Equity securities	0	(928)	0	0	0	0	(928)	0	0
Other invested assets	1	0	0	0	0	1	0	0	0
Short-term investments	1,857	0	0	(73)	789	0	0	0	0
Reinsurance recoverables and deposit receivables(8)(9)	(104,596)	0	0	0	0	(119,067)	0	0	0
Separate account assets	0	0	408	0	0	0	0	406	0
Liabilities:
Policyholders' account balances(9)	(2,649,136)	0	0	0	0	(368,507)	0	0	0

	Year Ended December 31, 2022
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(16,829)	$0	$0	$(56,470)	$(242)	$(14,416)	$0	$0	$(59,239)
Other assets:
Equity securities	0	(3,310)	0	0	0	0	(3,872)	0	0
Short-term investments	77	0	0	73	(36)	0	0	0	73
Reinsurance recoverables and deposit receivables(9)	111,382	0	0	0	0	115,303	0	0	0
Separate account assets	0	0	(70)	0	0	0	0	(70)	0
Liabilities:
Policyholders' account balances	(409,912)	0	0	0	0	(289,548)	0	0	0
(1)"Other" includes additional activity not allocated to the specific categories within the rollforward of Level 3 Assets and Liabilities.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Includes U.S. corporate private, foreign corporate public, foreign corporate private, and foreign government bonds.
(4)Includes asset-backed and commercial mortgage-backed securities.
(5)Purchases/issuances and settlements for Policyholders' account balances and Reinsurance recoverables and deposit receivables are presented net in the rollforward.
(6)Excludes MRB assets of $2,637 million and $2,367 million and MRB liabilities of $4,281 million and $5,157 million as of December 31, 2024 and 2023, respectively. See Note 10 for additional information.
(7)Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such positions still held at the end of the quarter.
(8)Prior period amounts have been updated to conform to current period presentation.
(9)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Nonrecurring Fair Value Measurements - The following tables present information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment). Assets included in the table are those that were impaired during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3). For the years ended December 31, 2024 and 2023, there were no triggering events.

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
Equity in earnings of operating joint venture, net of taxes
Investment in joint venture	$0	$0	$(75,000)

Gains (Losses):
Other invested assets	$0	$0	$(11,125)
Fair Value of Financial Instruments
The tables below present the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2024
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$7,534,909	$7,534,909	$7,759,323
Policy loans	0	0	1,541,480	1,541,480	1,541,480
Short-term investments	21,101	0	0	21,101	21,101
Cash and cash equivalents	474,415	0	0	474,415	474,415
Accrued investment income	0	466,394	0	466,394	466,394
Reinsurance recoverables and deposit receivables	0	0	2,355,489	2,355,489	2,357,292
Receivables from parent and affiliates	0	157,566	0	157,566	157,566
Other assets	0	203,493	0	203,493	203,493
Total assets	$495,516	$827,453	$11,431,878	$12,754,847	$12,981,064
Liabilities:
Policyholders’ account balances - investment contracts	$0	$815,520	$9,995,841	$10,811,361	$10,826,931
Cash collateral for loaned securities	0	121,372	0	121,372	121,372
Reinsurance and funds withheld payables	0	2,602,140	0	2,602,140	2,602,140
Payables to parent and affiliates	0	38,571	0	38,571	38,571
Other liabilities	0	849,278	31,606	880,884	880,884
Total liabilities	$0	$4,426,881	$10,027,447	$14,454,328	$14,469,898

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2023
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$5,918,386	$5,918,386	$6,122,721
Policy loans	0	0	1,472,677	1,472,677	1,472,677
Short-term investments	66,500	0	0	66,500	66,500
Cash and cash equivalents	470,668	24,999	0	495,667	495,667
Accrued investment income	0	333,838	0	333,838	333,838
Reinsurance recoverables and deposit receivables(2)	0	0	1,512,138	1,512,138	1,513,520
Receivables from parent and affiliates	0	184,599	0	184,599	184,599
Other assets(2)	0	80,646	0	80,646	80,646
Total assets	$537,168	$624,082	$8,903,201	$10,064,451	$10,270,168
Liabilities:
Policyholders’ account balances - investment contracts	$0	$955,647	$5,396,885	$6,352,532	$6,368,061
Cash collateral for loaned securities	0	218,310	0	218,310	218,310
Short-term debt to affiliates	0	176,110	0	176,110	180,411
Reinsurance and funds withheld payables(2)	0	1,517,131	0	1,517,131	1,517,131
Payables to parent and affiliates	0	16,573	0	16,573	16,573
Other liabilities(2)	0	604,730	32,423	637,153	637,153
Total liabilities	$0	$3,488,501	$5,429,308	$8,917,809	$8,937,639
(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or are out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
(2)Prior period amounts have been updated to conform to current period presentation.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the relative strength of the underlying collateral, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments, which are not securities, recorded at amortized cost, cash and cash equivalent instruments; accrued investment income; receivables from parent and affiliates; and other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Reinsurance Recoverables and Deposit Receivables
Reinsurance recoverables and deposit receivables include receivables from modified coinsurance arrangements and other reinsurance arrangements between the Company and related parties. See Note 11 for additional information about the Company's reinsurance arrangements. Deposit receivables primarily consist of deposit assets related to the reinsurance agreements. Deposits made are included in “Reinsurance recoverables and deposit receivables”. The deposit assets are adjusted as amounts are paid, consistent with the underlying contracts.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Reinsurance and Funds Withheld Payables
Reinsurance and funds withheld payables include amounts payable to the reinsurer under coinsurance with funds withheld arrangements where the Company is the cedant. Deposits received are included in "Reinsurance and funds withheld payables." The deposit liabilities are adjusted as amounts are received, consistent with the underlying contracts.
Payables to Parent and Affiliates
Payables to parent and affiliates is primarily related to accrued expense payables. Due to the short-term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
Other Liabilities
Other liabilities are primarily payables, such as unsettled trades, drafts, and escrow deposits. Due to the short-term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
6. DEFERRED POLICY ACQUISITION COSTS, DEFERRED REINSURANCE AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following table shows a rollforward for the lines of business that contain DAC balances, along with a reconciliation to the Company's total DAC balance:

	Fixed Annuities	Variable Annuities	Term Life	Variable / Universal Life	Total
	(in thousands)
Balance, December 31, 2021	$84,481	$3,806,732	$577,084	$2,561,011	$7,029,308
Capitalization(5)	31,494	296,597	127,541	533,710	989,342
Amortization expense(5)	(13,724)	(343,510)	(55,423)	(108,612)	(521,269)
Other(1)	0	0	(365)	(540,819)	(541,184)
Balance, December 31, 2022	102,251	3,759,819	648,837	2,445,290	6,956,197
Capitalization(5)	117,851	263,869	159,000	580,715	1,121,435
Amortization expense(5)	(22,165)	(331,368)	(63,949)	(122,028)	(539,510)
Other(2)	0	(393,385)	0	(1)	(393,386)
Balance, December 31, 2023	197,937	3,298,935	743,888	2,903,976	7,144,736
Capitalization	216,410	430,520	183,463	703,465	1,533,858
Amortization expense	(42,705)	(356,254)	(63,447)	(140,951)	(603,357)
Other(3)(4)	0	0	(249,836)	(18,341)	(268,177)
Balance, December 31, 2024	$371,642	$3,373,201	$614,068	$3,448,149	$7,807,060
(1)    Includes the impact of the reinsurance agreement with Lotus Re. See Note 11 for additional information.
(2)    Includes the impact of the reinsurance agreement with AuguStar. See Note 11 for additional information.
(3)    Includes the impacts of the Universal Life reinsurance transaction with PAR U and PURE. See Note 11 for additional information.
(4)    Includes the impacts of the Term Life reinsurance transaction with PARCC. See Note 11 for additional information.
(5)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

Deferred Reinsurance Losses

The following table shows a rollforward for the lines of business that contain DRL balances, which is included in Other assets, along with a reconciliation to the Company's total DRL balance:

	Variable Annuities	Term Life	Variable/ Universal Life	Total
	(in thousands)
Balance, December 31, 2021	$254,577	$78,426	$0	$333,003
Amortization expense	(31,057)	(9,048)	0	(40,105)
Other	(5)	0	0	(5)
Balance, December 31, 2022	223,515	69,378	0	292,893
Amortization expense	(29,403)	(8,374)	0	(37,777)
Other	(1)	0	0	(1)
Balance, December 31, 2023	194,111	61,004	0	255,115
Amortization expense	(29,876)	(15,345)	(9,528)	(54,749)
Other(1)(2)	3	351,025	979,000	1,330,028
Balance, December 31, 2024	$164,238	$396,684	$969,472	$1,530,394
(1)    Includes $979 million DRL related to the reinsurance transaction with Wilton Re. See Note 11 for additional information.
(2)    Includes $351 million DRL related to the reinsurance transaction with PARCC. See Note 11 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Deferred Reinsurance Gains

The following table shows a rollforward for the lines of business that contain DRG balances, which is included in Other liabilities, along with a reconciliation to the Company's total DRG balance:

	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	(in thousands)
Balance, December 31, 2021	$78,138	$0	$174,598	$252,736
Amortization expense	(6,437)	0	(79,952)	(86,389)
Other(1)	(13,803)	0	1,340,312	1,326,509
Balance, December 31, 2022	57,898	0	1,434,958	1,492,856
Amortization expense	(9,790)	(15,612)	(71,462)	(96,864)
Other(2)	(34)	277,333	0	277,299
Balance, December 31, 2023	48,074	261,721	1,363,496	1,673,291
Amortization expense	(10,516)	(20,061)	(121,190)	(151,767)
Other(3)(4)	(10)	(32)	1,797,303	1,797,261
Balance, December 31, 2024	$37,548	$241,628	$3,039,609	$3,318,785
(1)    Includes $1,352 million DRG related to the reinsurance agreement with Lotus Re, entered into January 1, 2022. See Note 11 for additional information.
(2)    Includes the impact of the reinsurance agreement with AuguStar. See Note 11 for additional information.
(3)    Includes the impact of the Universal Life reinsurance transactions with PAR U, PURE and Prudential Insurance effective January 1, 2024, including $1,207 million of DRG, partially offset by a $116 million write-off of the DRG that was recognized with the previous reinsurance agreement. See Note 11 for additional information.
(4)    Includes the impact of the Universal Life reinsurance transactions with PAR U and Prudential Insurance effective October 2024, including $798 million DRG, partially offset by a $94 million write-off of the DRG that was recognized with the previous reinsurance agreement. See Note 11 for additional information.

Deferred Sales Inducements

The following table shows a rollforward of DSI balances for variable annuity products, which is the only line of business that contains a DSI balance, along with a reconciliation to the Company's total DSI balance:

Variable Annuities
(in thousands)
Balance, December 31, 2021	$414,619
Capitalization	676
Amortization expense	(33,791)
Balance, December 31, 2022	381,504
Capitalization	1,514
Amortization expense	(31,625)
Other	31
Balance, December 31, 2023	351,424
Capitalization	1,243
Amortization expense	(30,316)
Balance, December 31, 2024	$322,351

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
7. SEPARATE ACCOUNTS
The Company issues variable annuity and variable life insurance contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. Most variable annuity and variable life insurance contracts are offered with both separate and general account options. See Note 9 for additional information.
The assets supporting the variable portion of variable annuity and variable life insurance contracts are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities”. The liabilities related to the net amount at risk are reflected within "Future policy benefits" or "Market risk benefit liabilities" (or "assets," if applicable). Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Change in value of market risk benefits, net of related hedging gains (losses)”.

Separate Account Assets

The aggregate fair value of assets, by major investment asset category, supporting separate accounts is as follows:

	December 31, 2024	December 31, 2023
	(in thousands)
Asset Type:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$15,548	$2,954
Obligations of U.S. states and their political subdivisions authorities	115	0
U.S. corporate securities	24,458	9,504
Foreign corporate securities	3,158	1,763
Asset-backed securities	1,099	0
Mortgage-backed securities	82	186
Mutual funds:
Equity	73,226,610	72,614,821
Fixed Income	33,828,097	37,065,162
Other	4,431,975	4,101,661
Equity securities	126,792	104,159
Other invested assets	6,444,077	5,258,900
Short-term investments	2,559	2,126
Cash and cash equivalents	38,686	27,249
Total	$118,143,256	$119,188,485

For the periods ended December 31, 2024, 2023 and 2022, there were no transfers of assets, other than cash, from the general account to a separate account; therefore, no gains or losses were recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Separate Account Liabilities
The balances of and changes in separate account liabilities as of and for the periods indicated are as follows:

	Year Ended December 31, 2024
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$92,383,121	$26,805,364	$119,188,485
Deposits	601,236	3,513,738	4,114,974
Investment performance	8,395,586	4,657,022	13,052,608
Policy charges	(2,210,261)	(923,275)	(3,133,536)
Surrenders and withdrawals	(13,827,431)	(450,573)	(14,278,004)
Benefit payments	(66,029)	(285,680)	(351,709)
Net transfers (to) from general account	(100,193)	(380,869)	(481,062)
Other	7,026	24,474	31,500
Balance, end of period	$85,183,055	$32,960,201	$118,143,256

Cash surrender value(1)	$84,325,382	$29,592,881	$113,918,263

	Year Ended December 31, 2023
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$91,785,447	$22,265,799	$114,051,246
Deposits	440,707	2,745,751	3,186,458
Investment performance	12,219,777	4,310,729	16,530,506
Policy charges	(2,296,859)	(829,539)	(3,126,398)
Surrenders and withdrawals	(9,687,372)	(347,955)	(10,035,327)
Benefit payments	(73,791)	(226,242)	(300,033)
Net transfers (to) from general account(2)	(15,121)	(1,175,575)	(1,190,696)
Other	10,333	62,396	72,729
Balance, end of period	$92,383,121	$26,805,364	$119,188,485

Cash surrender value(1)	$91,201,190	$23,700,726	$114,901,916

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2022
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$123,977,624	$25,820,204	$149,797,828
Deposits	658,695	2,275,000	2,933,695
Investment performance	(21,600,783)	(4,270,091)	(25,870,874)
Policy charges	(2,513,831)	(767,168)	(3,280,999)
Surrenders and withdrawals	(8,481,231)	(339,931)	(8,821,162)
Benefit payments	(62,586)	(278,140)	(340,726)
Net transfers (to) from general account	(206,269)	(213,752)	(420,021)
Other	13,828	39,677	53,505
Balance, end of period	$91,785,447	$22,265,799	$114,051,246

Cash surrender value(1)	$90,208,083	$19,575,562	$109,783,645
(1) Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.
(2) Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
8. LIABILITY FOR FUTURE POLICY BENEFITS
Liability for Future Policy Benefits primarily consists of the following sub-components, which are discussed in greater detail below.

•Benefit Reserves;
•Deferred Profit Liability; and
•Additional Insurance Reserves

In 2024, the Company recognized an impact to net income attributable to our annual reviews and update of assumptions and other refinements. Overall impact is immaterial for direct and assumed Benefit Reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort. Additionally, for direct and assumed AIR, the Company recognized an unfavorable impact primarily due to updates to policyholder behavior assumptions on universal life policies with secondary guarantees.

In 2023, the Company recognized an impact to net income attributable to the annual reviews and update of assumptions and other refinements. Overall impact is immaterial for direct and assumed Benefit Reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort. Additionally, for direct and assumed AIR, the Company recognized an unfavorable impact primarily due to unfavorable model refinements, partially offset by updates to economic assumptions, including expected future rates of returns on universal life policies with secondary guarantees.

In 2022, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct and assumed benefit reserves, primarily due to updates to mortality assumptions on individual term life insurance. Additionally, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update and other refinements for direct and assumed additional insurance reserves, primarily due to updates to policyholder behavior assumptions on universal life policies with secondary guarantees.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Benefit Reserves

The balances of and changes in Benefit Reserves as of and for the periods indicated consist of the three tables presented below: Present Value of Expected Net Premiums rollforward, Present Value of Expected Future Policy Benefits rollforward, and Net Liability for Future Policy Benefits.

	Year Ended December 31, 2024
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$10,927,833	$0	$10,927,833
Effect of cumulative changes in discount rate assumptions, beginning of period	225,711	0	225,711
Balance at original discount rate, beginning of period	11,153,544	0	11,153,544
Effect of assumption update	21,466	0	21,466
Effect of actual variances from expected experience and other activity	(219,878)	58	(219,820)
Adjusted balance, beginning of period	10,955,132	58	10,955,190
Issuances	827,606	35,717	863,323
Net premiums / considerations collected	(1,319,501)	(35,775)	(1,355,276)
Interest accrual	511,817	0	511,817
Other adjustments	7,092	0	7,092
Balance at original discount rate, end of period	10,982,146	0	10,982,146
Effect of cumulative changes in discount rate assumptions, end of period	(567,443)	0	(567,443)
Balance, end of period	$10,414,703	$0	$10,414,703

	Year Ended December 31, 2024
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$18,426,207	$228,788	$18,654,995
Effect of cumulative changes in discount rate assumptions, beginning of period	331,571	19,521	351,092
Balance at original discount rate, beginning of period	18,757,778	248,309	19,006,087
Effect of assumption update	21,480	(3,643)	17,837
Effect of actual variances from expected experience and other activity	(259,137)	502	(258,635)
Adjusted balance, beginning of period	18,520,121	245,168	18,765,289
Issuances	827,606	35,717	863,323
Interest accrual	893,983	9,119	903,102
Benefit payments	(1,471,863)	(32,225)	(1,504,088)
Other adjustments	11,225	(251)	10,974
Balance at original discount rate, end of period	18,781,072	257,528	19,038,600
Effect of cumulative changes in discount rate assumptions, end of period	(1,091,673)	(19,442)	(1,111,115)
Balance, end of period	$17,689,399	$238,086	$17,927,485
Other, end of period			1,474
Total balance, end of period			$17,928,959

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$7,274,696	$238,086	$7,512,782
Flooring impact, end of period	44	0	44
Balance, end of period, post-flooring	7,274,740	238,086	7,512,826
Less: Reinsurance recoverables	6,753,842	20,516	6,774,358
Balance after reinsurance recoverables, end of period, post-flooring	$520,898	$217,570	$738,468

	Year Ended December 31, 2023
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$10,911,794	$0	$10,911,794
Effect of cumulative changes in discount rate assumptions, beginning of period	554,896	0	554,896
Balance at original discount rate, beginning of period	11,466,690	0	11,466,690
Effect of assumption update	(790)	0	(790)
Effect of actual variances from expected experience and other activity	(200,513)	(989)	(201,502)
Adjusted balance, beginning of period	11,265,387	(989)	11,264,398
Issuances	712,495	36,646	749,141
Net premiums / considerations collected	(1,345,514)	(35,657)	(1,381,171)
Interest accrual	521,176	0	521,176
Balance at original discount rate, end of period	11,153,544	0	11,153,544
Effect of cumulative changes in discount rate assumptions, end of period	(225,711)	0	(225,711)
Balance, end of period	$10,927,833	$0	$10,927,833

	Year Ended December 31, 2023
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$17,835,251	$204,727	$18,039,978
Effect of cumulative changes in discount rate assumptions, beginning of period	962,035	24,876	986,911
Balance at original discount rate, beginning of period	18,797,286	229,603	19,026,889
Effect of assumption update	(1,044)	0	(1,044)
Effect of actual variances from expected experience and other activity	(263,243)	6,991	(256,252)
Adjusted balance, beginning of period	18,532,999	236,594	18,769,593
Issuances	712,495	36,646	749,141
Interest accrual	895,023	8,440	903,463
Benefit payments	(1,386,583)	(33,287)	(1,419,870)
Other adjustments	3,844	(84)	3,760
Balance at original discount rate, end of period	18,757,778	248,309	19,006,087
Effect of cumulative changes in discount rate assumptions, end of period	(331,571)	(19,521)	(351,092)
Balance, end of period	$18,426,207	$228,788	$18,654,995
Other, end of period			1,765
Total balance, end of period			$18,656,760

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$7,498,374	$228,788	$7,727,162
Flooring impact, end of period	44	0	44
Balance, end of period, post-flooring	7,498,418	228,788	7,727,206
Less: Reinsurance recoverables	6,817,488	18,489	6,835,977
Balance after reinsurance recoverables, end of period, post-flooring	$680,930	$210,299	$891,229

	Year Ended December 31, 2022
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$12,485,056	$0	$12,485,056
Effect of cumulative changes in discount rate assumptions, beginning of period	(1,826,120)	0	(1,826,120)
Balance at original discount rate, beginning of period	10,658,936	0	10,658,936
Effect of assumption update	1,295,294	0	1,295,294
Effect of actual variances from expected experience and other activity	(112,661)	(1,143)	(113,804)
Adjusted balance, beginning of period	11,841,569	(1,143)	11,840,426
Issuances	439,874	30,469	470,343
Net premiums / considerations collected	(1,339,902)	(29,326)	(1,369,228)
Interest accrual	525,149	0	525,149
Balance at original discount rate, end of period	11,466,690	0	11,466,690
Effect of cumulative changes in discount rate assumptions, end of period	(554,896)	0	(554,896)
Balance, end of period	$10,911,794	$0	$10,911,794

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2022
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$20,937,097	$237,065	$21,174,162
Effect of cumulative changes in discount rate assumptions, beginning of period	(3,607,275)	(16,704)	(3,623,979)
Balance at original discount rate, beginning of period	17,329,822	220,361	17,550,183
Effect of assumption update	1,756,995	0	1,756,995
Effect of actual variances from expected experience and other activity	(206,175)	(1,639)	(207,814)
Adjusted balance, beginning of period	18,880,642	218,722	19,099,364
Issuances	439,874	30,469	470,343
Interest accrual	888,525	7,836	896,361
Benefit payments	(1,416,823)	(27,138)	(1,443,961)
Other adjustments	5,068	(286)	4,782
Balance at original discount rate, end of period	18,797,286	229,603	19,026,889
Effect of cumulative changes in discount rate assumptions, end of period	(962,035)	(24,876)	(986,911)
Balance, end of period	$17,835,251	$204,727	$18,039,978
Other, end of period			2,127
Total balance, end of period			$18,042,105

	Year Ended December 31, 2022
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$6,923,457	$204,727	$7,128,184
Flooring impact, end of period	0	0	0
Balance, end of period, post-flooring	6,923,457	204,727	7,128,184
Less: Reinsurance recoverables	6,497,257	16,460	6,513,717
Balance after reinsurance recoverables, end of period, post-flooring	$426,200	$188,267	$614,467

The following tables provide supplemental information related to the balances of and changes in Benefit Reserves included in the disaggregated tables above, on a gross (direct and assumed) basis, as of and for the periods indicated:

	Year Ended December 31, 2024
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$21,815,010	$0
Discounted expected future gross premiums (at original discount rate)	$14,889,078	$0
Discounted expected future gross premiums (at current discount rate)	$14,154,658	$0
Undiscounted expected future benefits and expenses	$29,163,241	$346,892
Weighted-average duration of the liability in years (at original discount rate)	10	7
Weighted-average duration of the liability in years (at current discount rate)	9	6
Weighted-average interest rate (at original discount rate)	5.13%	3.94%
Weighted-average interest rate (at current discount rate)	5.59%	5.49%

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$21,871,767	$0
Discounted expected future gross premiums (at original discount rate)	$15,027,611	$0
Discounted expected future gross premiums (at current discount rate)	$14,748,999	$0
Undiscounted expected future benefits and expenses	$29,118,532	$332,902
Weighted-average duration of the liability in years (at original discount rate)	10	7
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.17%	3.70%
Weighted-average interest rate (at current discount rate)	4.99%	4.95%

	Year Ended December 31, 2022
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$22,223,836	$0
Discounted expected future gross premiums (at original discount rate)	$15,322,180	$0
Discounted expected future gross premiums (at current discount rate)	$14,587,657	$0
Undiscounted expected future benefits and expenses	$29,330,574	$306,286
Weighted-average duration of the liability in years (at original discount rate)	11	7
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.23%	3.60%
Weighted-average interest rate (at current discount rate)	5.39%	5.33%
For additional information regarding observable market information and the techniques used to determine the interest rate assumptions seen above, see Note 2.
For non-participating traditional and limited-payment products, if a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for the present value of expected future policy benefits and non-level claim settlement expenses, then the liability for future policy benefits is adjusted at that time, and thereafter such that all changes, both favorable and unfavorable, in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately as a gain or loss.

In 2024, there was a $29 million gain in net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, which was offset by a $28 million charge, reflecting the impact of ceded reinsurance on the affected cohorts.

In 2023, there was a $31 million gain in net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, which was offset by a $30 million charge, reflecting the impact of ceded reinsurance on the affected cohorts.

In 2022, there was an $83 million charge to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, mostly offset by an $82 million gain, reflecting the impact of ceded reinsurance on the affected cohorts.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Deferred Profit Liability

The balances of and changes in DPL for the years ended December 31, are as follows:

	2024	2023	2022
	Fixed Annuities
	(in thousands)
Balance, beginning of period, post-flooring	$14,818	$18,193	$15,765
Effect of assumption update	2,110	0	0
Effect of actual variances from expected experience and other activity	580	(6,978)	1,250
Adjusted balance, beginning of period	17,508	11,215	17,015
Profits deferred	7,070	5,191	2,511
Interest accrual	729	552	616
Amortization	(2,345)	(2,129)	(1,909)
Other adjustments	(23)	(11)	(40)
Balance, end of period, post-flooring	22,939	14,818	18,193
Less: Reinsurance recoverables	1,513	1,365	1,684
Balance after reinsurance recoverables, end of period	$21,426	$13,453	$16,509

Additional Insurance Reserves

AIR represents the additional liability for annuitization, death, or other insurance benefits, including guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") contract features, that are above and beyond the contractholder's account balance for certain long-duration life contracts.

The following table shows a rollforward of AIR balances for variable and universal life products, for the years ended December 31,:

	2024	2023	2022
	(in thousands)
Balance, including amounts in AOCI, beginning of period, post-flooring	$14,280,792	$12,664,445	$11,660,527
Flooring impact and amounts in AOCI	831,583	1,269,236	(896,931)
Balance, excluding amounts in AOCI, beginning of period, pre-flooring	15,112,375	13,933,681	10,763,596
Effect of assumption update	154,058	22,910	2,197,592
Effect of actual variances from expected experience and other activity	265,684	34,021	(223,185)
Adjusted balance, beginning of period	15,532,117	13,990,612	12,738,003
Assessments collected(1)	1,242,684	929,709	961,924
Interest accrual	536,678	486,253	433,631
Benefits paid	(343,241)	(294,199)	(199,877)
Balance, excluding amounts in AOCI, end of period, pre-flooring	16,968,238	15,112,375	13,933,681
Flooring impact and amounts in AOCI	(617,186)	(831,583)	(1,269,236)
Balance, including amounts in AOCI, end of period, post-flooring	16,351,052	14,280,792	12,664,445
Less: Reinsurance recoverables	16,129,846	14,054,600	12,458,184
Balance after reinsurance recoverables, including amounts in AOCI, end of period	$221,206	$226,192	$206,261
(1) Represents the portion of gross assessments required to fund the future policy benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2024	2023	2022
	($ in thousands)
Weighted-average duration of the liability in years (at original discount rate)	22	22	23
Weighted-average interest rate (at original discount rate)	3.33%	3.39%	3.37%

Future Policy Benefits Reconciliation

The following table presents the reconciliation of the ending balances from the above rollforwards, Benefit Reserves, DPL, and AIR, including other liabilities, gross of related reinsurance recoverables, to the total liability for Future Policy Benefits as reported on the Company's Consolidated Statements of Financial Position for the years ended December 31,:

	2024	2023	2022
	(in thousands)
Benefit reserves, end of period, post-flooring	$7,512,826	$7,727,206	$7,128,184
Deferred profit liability, end of period, post-flooring	22,939	14,818	18,193
Additional insurance reserves, including amounts in AOCI, end of period, post-flooring	16,351,052	14,280,792	12,664,445
Subtotal of amounts disclosed above	23,886,817	22,022,816	19,810,822
Other Future policy benefits reserves(1)	1,226,950	1,182,389	1,018,211
Total Future policy benefits	$25,113,767	$23,205,205	$20,829,033
(1)Primarily represents balances for which disaggregated rollforward disclosures are not required, including unpaid claims and claims expenses, and incurred but not reported and in course of settlement claim liabilities.

Revenue and Interest Expense

The following tables present revenue and interest expense related to Benefit Reserves, DPL, and AIR, as well as related revenue and interest expense not presented in the above supplemental tables, in the Company's Consolidated Statement of Operations for the periods indicated:

	Year Ended December 31, 2024
	Revenues(1)
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,833,017	$0	$43,092	$1,876,109
Deferred profit liability	0	0	(8,121)	(8,121)
Additional insurance reserves	0	2,050,441	0	2,050,441
Total	$1,833,017	$2,050,441	$34,971	$3,918,429

	Year Ended December 31, 2023
	Revenues(1)
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,804,955	$0	$41,111	$1,846,066
Deferred profit liability	0	0	3,375	3,375
Additional insurance reserves	0	1,405,696	0	1,405,696
Total	$1,804,955	$1,405,696	$44,486	$3,255,137

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2022
	Revenues(1)
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,831,360	$0	$32,105	$1,863,465
Deferred profit liability	0	0	(2,428)	(2,428)
Additional insurance reserves	0	1,367,796	0	1,367,796
Total	$1,831,360	$1,367,796	$29,677	$3,228,833
(1)Represents "Gross premiums" for benefit reserves; "Revenue" for DPL and "Gross assessments" for AIR.

	Year Ended December 31, 2024
	Interest Expense
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$382,165	$0	$9,119	$391,284
Deferred profit liability	0	0	729	729
Additional insurance reserves	0	536,678	0	536,678
Total	$382,165	$536,678	$9,848	$928,691

	Year Ended December 31, 2023
	Interest Expense
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$373,845	$0	$8,440	$382,285
Deferred profit liability	0	0	552	552
Additional insurance reserves	0	486,253	0	486,253
Total	$373,845	$486,253	$8,992	$869,090

	Year Ended December 31, 2022
	Interest Expense
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$363,375	$0	$7,836	$371,211
Deferred profit liability	0	0	616	616
Additional insurance reserves	0	433,631	0	433,631
Total	$363,375	$433,631	$8,452	$805,458

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
9. POLICYHOLDERS' ACCOUNT BALANCES

The balances of and changes in policyholders' account balances as of and for the periods ended are as follows:

	Year Ended December 31, 2024
	Fixed Annuities	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period(5)	$6,164,313	$22,810,665	$20,167,713	$49,142,691
Deposits	5,215,817	8,315,212	2,157,575	15,688,604
Interest credited	222,516	516,018	570,988	1,309,522
Policy charges	(5,290)	(32,987)	(1,831,168)	(1,869,445)
Surrenders and withdrawals	(554,653)	(782,216)	(778,928)	(2,115,797)
Benefit payments	(55,956)	(30,427)	(70,363)	(156,746)
Net transfers (to) from separate account	0	100,193	380,869	481,062
Change in market value and other adjustments(1)	210,590	2,320,873	94,453	2,625,916
Balance, end of period	$11,197,337	$33,217,331	$20,691,139	$65,105,807
Unearned revenue reserve				4,415,187
Other				107,324
Total Policyholders' account balance				$69,628,318

Weighted-average crediting rate	2.56%	1.72%	2.79%	2.23%
Net amount at risk(3)	$11	$0	$345,969,571	$345,969,582
Cash surrender value(4)	$9,863,990	$31,516,776	$19,391,617	$60,772,383

	Year Ended December 31, 2023
	Fixed Annuities	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$3,575,823	$16,432,032	$18,736,365	$38,744,220
Deposits	2,612,775	4,633,727	2,117,153	9,363,655
Interest credited(5)	101,192	243,908	556,057	901,157
Policy charges	(8,438)	(23,368)	(1,810,644)	(1,842,450)
Surrenders and withdrawals	(229,843)	(516,039)	(845,436)	(1,591,318)
Benefit payments	(50,522)	(30,461)	(83,409)	(164,392)
Net transfers (to) from separate account(2)	0	15,121	1,175,575	1,190,696
Change in market value and other adjustments(1)(5)	163,326	2,055,745	322,052	2,541,123
Balance, end of period(5)	$6,164,313	$22,810,665	$20,167,713	$49,142,691
Unearned revenue reserve				3,741,426
Other				102,583
Total Policyholders' account balance(5)				$52,986,700

Weighted-average crediting rate	2.08%	1.40%	2.86%	2.12%
Net amount at risk(3)	$15	$0	$323,508,432	$323,508,447
Cash surrender value(4)	$5,307,537	$20,490,433	$18,676,852	$44,474,822

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2022
	Fixed Annuities	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period(5)	$3,005,867	$11,723,977	$18,762,548	$33,492,392
Deposits(5)	754,397	4,550,660	2,173,035	7,478,092
Interest credited	53,884	175,574	583,814	813,272
Policy charges	(5,118)	(5,482)	(1,795,879)	(1,806,479)
Surrenders and withdrawals	(68,343)	(282,497)	(873,034)	(1,223,874)
Benefit payments	(90,640)	(35,042)	(103,358)	(229,040)
Net transfers (to) from separate account	0	206,269	213,752	420,021
Change in market value and other adjustments(1)(5)	(74,224)	98,573	(224,513)	(200,164)
Balance, end of period	$3,575,823	$16,432,032	$18,736,365	$38,744,220
Unearned revenue reserve				3,067,336
Other				100,980
Total Policyholders' account balance				$41,912,536

Weighted-average crediting rate	1.64%	1.26%	3.11%	2.26%
Net amount at risk(3)	$3	$0	$304,864,582	$304,864,585
Cash surrender value(4)	$2,968,033	$13,844,151	$17,137,744	$33,949,928
(1)    Primarily relates to changes in the value of embedded derivative instruments associated with the indexed options of certain products.
(2)    Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
(3)    The net amount at risk calculation includes both general and separate account balances.
(4)    Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.
(5) Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

The Company issues variable life and universal life insurance contracts which may also include a “no-lapse guarantee” where the Company contractually guarantees to the contractholder a death benefit even when the account value drops to zero, as long as the “no-lapse guarantee” premium is paid.

The net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including contractholder mortality, contract lapses, and premium pattern, as well as interest rate and equity market returns.

The Company also issues annuity contracts that provide certain death benefit and/or living benefit guarantees and are accounted for as MRBs. See Note 10 for additional information, including the net amount at risk associated with these guarantees.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums are as follows:

	December 31, 2024
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$249	$3,103	$11,939	$1,021,834	$1,037,125
1.00% - 1.99%	430,477	62,519	172,877	68,973	734,846
2.00% - 2.99%	302,520	459,748	557,349	15,794	1,335,411
3.00% - 4.00%	1,894,646	6,114	10,896	3,219	1,914,875
Greater than 4.00%	0	0	0	0	0
Total	$2,627,892	$531,484	$753,061	$1,109,820	$5,022,257
Variable Annuities
Less than 1.00%	$128,748	$502,988	$647,480	$182	$1,279,398
1.00% - 1.99%	121,336	294,635	2,494	0	418,465
2.00% - 2.99%	17,039	3,829	4,162	0	25,030
3.00% - 4.00%	819,316	1,860	0	0	821,176
Greater than 4.00%	1,978	0	0	0	1,978
Total	$1,088,417	$803,312	$654,136	$182	$2,546,047
Variable Life / Universal Life
Less than 1.00%	$3,167	$0	$0	$177,213	$180,380
1.00% - 1.99%	289,677	0	1,849,854	1,513,273	3,652,804
2.00% - 2.99%	30,500	1,535,762	2,695,823	390,117	4,652,202
3.00% - 4.00%	4,149,638	1,716,374	1,082,026	0	6,948,038
Greater than 4.00%	2,095,235	0	0	0	2,095,235
Total	$6,568,217	$3,252,136	$5,627,703	$2,080,603	$17,528,659

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2023
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$105	$337	$994	$117,377	$118,813
1.00% - 1.99%	487,191	73,393	234,487	79,713	874,784
2.00% - 2.99%	301,132	469,276	562,347	16,881	1,349,636
3.00% - 4.00%	29,131	0	0	0	29,131
Greater than 4.00%	0	0	0	0	0
Total	$817,559	$543,006	$797,828	$213,971	$2,372,364
Variable Annuities
Less than 1.00%	$908,097	$807,460	$18,083	$2	$1,733,642
1.00% - 1.99%	214,377	2,061	1,060	0	217,498
2.00% - 2.99%	23,323	4,071	4135	0	31,529
3.00% - 4.00%	903,953	9245	33	0	913,231
Greater than 4.00%	2,046	0	0	0	2,046
Total	$2,051,796	$822,837	$23,311	$2	$2,897,946
Variable Life / Universal Life
Less than 1.00%	$0	$0	$0	$196,692	$196,692
1.00% - 1.99%	201,121	0	2,588,458	528,155	3,317,734
2.00% - 2.99%	28,061	1,445,439	2,789,520	260,651	4,523,671
3.00% - 4.00%	3,956,631	2,217,133	1,107,726	0	7,281,490
Greater than 4.00%	2,136,137	0	0	0	2,136,137
Total	$6,321,950	$3,662,572	$6,485,704	$985,498	$17,455,724

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2022
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	521,189	73,554	248,881	83,415	927,039
2.00% - 2.99%	208,420	0	0	0	208,420
3.00% - 4.00%	38,195	0	0	0	38,195
Greater than 4.00%	0	0	0	0	0
Total	$767,804	$73,554	$248,881	$83,415	$1,173,654
Variable Annuities
Less than 1.00%	$1,008,763	$861,119	$18,744	$2	$1,888,628
1.00% - 1.99%	243,223	2,257	1294	0	246,774
2.00% - 2.99%	26,778	973	0	0	27,751
3.00% - 4.00%	1,070,958	2,247	0	0	1,073,205
Greater than 4.00%	2,172	0	0	0	2,172
Total	$2,351,894	$866,596	$20,038	$2	$3,238,530
Variable Life / Universal Life
Less than 1.00%	$11,902	$0	$0	$0	$11,902
1.00% - 1.99%	418,399	0	773,591	1,928,342	3,120,332
2.00% - 2.99%	32,651	121,200	2,413,571	1,824,303	4,391,725
3.00% - 4.00%	4,737,864	3,510	2,093,511	129,398	6,964,283
Greater than 4.00%	2,145,123	0	0	0	2,145,123
Total	$7,345,939	$124,710	$5,280,673	$3,882,043	$16,633,365
(1)     Excludes contracts without minimum guaranteed crediting rates, such as funds with indexed-linked crediting options.

Unearned Revenue Reserve

The balances of and changes in URR as of and for the periods ended are as follows:

	Years Ended December 31,
	2024	2023	2022
	Variable Life / Universal Life
	(in thousands)
Balance, beginning of period	$3,741,426	$3,067,336	$2,398,788
Unearned revenue	859,231	827,960	799,185
Amortization expense	(185,468)	(153,779)	(129,525)
Other adjustments	(2)	(91)	(1,112)
Balance, end of period	$4,415,187	$3,741,426	$3,067,336

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
10. MARKET RISK BENEFITS

The following tables show a rollforward of MRB balances for variable annuity products, along with a reconciliation to the Company’s total net MRB positions as of the following dates:

	Year Ended December 31, 2024
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$3,707,407	$(917,792)	$2,789,615
Effect of cumulative changes in non-performance risk	1,067,983	0	1,067,983
Balance, beginning of period, before effect of changes in non-performance risk	4,775,390	(917,792)	3,857,598
Attributed fees collected	1,095,139	(259,099)	836,040
Claims paid	(57,083)	5,669	(51,414)
Interest accrual	226,734	(56,043)	170,691
Actual in force different from expected	49,864	(21,062)	28,802
Effect of changes in interest rates	(1,436,230)	277,354	(1,158,876)
Effect of changes in equity markets	(1,660,907)	177,329	(1,483,578)
Effect of assumption update	85,619	3,984	89,603
Issuances	70,965	(5,019)	65,946
Other adjustments	(34,183)	11,566	(22,617)
Effect of changes in current period counterparty non-performance risk	0	(61,469)	(61,469)
Balance, end of period, before effect of changes in non-performance risk	3,115,308	(844,582)	2,270,726
Effect of cumulative changes in non-performance risk	(626,845)	0	(626,845)
Balance, end of period	$2,488,463	$(844,582)	$1,643,881

	Year Ended December 31, 2023
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$4,550,625	$(422,261)	$4,128,364
Effect of cumulative changes in non-performance risk	1,727,910	0	1,727,910
Balance, beginning of period, before effect of changes in non-performance risk	6,278,535	(422,261)	5,856,274
Attributed fees collected	1,158,879	(246,747)	912,132
Claims paid	(85,898)	9,952	(75,946)
Interest accrual	293,205	(53,016)	240,189
Actual in force different from expected	79,030	(13,338)	65,692
Effect of changes in interest rates	(1,438,873)	455,062	(983,811)
Effect of changes in equity markets	(1,845,207)	180,953	(1,664,254)
Effect of assumption update	330,769	(54,067)	276,702
Issuances	29,433	7,680	37,113
Other adjustments(1)(2)	(24,483)	(635,011)	(659,494)
Effect of changes in current period counterparty non-performance risk	0	(146,999)	(146,999)
Balance, end of period, before effect of changes in non-performance risk	4,775,390	(917,792)	3,857,598
Effect of cumulative changes in non-performance risk(2)	(1,067,983)	0	(1,067,983)
Balance, end of period	$3,707,407	$(917,792)	$2,789,615

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2022
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$8,884,362	$(906,484)	$7,977,878
Effect of cumulative changes in non-performance risk	287,605	0	287,605
Balance, beginning of period, before effect of changes in non-performance risk	9,171,967	(906,484)	8,265,483
Attributed fees collected	1,249,956	(147,727)	1,102,229
Claims paid	(64,406)	3,456	(60,950)
Interest accrual	143,483	(13,438)	130,045
Actual in force different from expected	105,996	(9,968)	96,028
Effect of changes in interest rates	(7,271,427)	767,394	(6,504,033)
Effect of changes in equity markets	3,103,563	(326,575)	2,776,988
Effect of assumption update	(160,597)	23,171	(137,426)
Effect of changes in current period counterparty non-performance risk	0	187,910	187,910
Balance, end of period, before effect of changes in non-performance risk	6,278,535	(422,261)	5,856,274
Effect of cumulative changes in non-performance risk	(1,727,910)	0	(1,727,910)
Balance, end of period	$4,550,625	$(422,261)	$4,128,364
(1)     Other adjustments for December 31, 2023 primarily includes $638 million related to the reinsurance transaction with AuguStar. See Note 11 for additional information.
(2) Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

In both 2024 and 2023, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct and assumed MRBs, primarily due to updates to policyholder behavior assumptions on certain variable annuities.

In 2022, the Company recognized a favorable impact to net income attributable to the actuarial assumption update for direct and assumed MRBs, primarily due to updates to mortality and policyholder behavior assumptions on certain variable annuities.

The Company issues certain variable annuity insurance contracts where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, and/or (2) the highest anniversary contract value on a specified date adjusted for any withdrawals. These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues indexed variable annuity contracts for which the return is tied to the return of specific indices where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed variable annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods.

For guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The following table presents accompanying information to the rollforward table above.

	December 31, 2024	December 31, 2023	December 31, 2022
	Variable Annuities
	($ in thousands)
Net amount at risk(1)	$8,722,499	$9,041,651	$12,141,947
Weighted-average attained age of contractholders	71	70	68
(1)    For contracts with multiple benefit features, the highest net amount at risk for each contract is included.

The table below reconciles MRB asset and liability positions as of the following dates:

	December 31, 2024	December 31, 2023	December 31, 2022
	Variable Annuities
	(in thousands)
Direct and assumed	$1,492,186	$1,201,945	$850,060
Ceded	1,145,177	1,165,298	543,177
Total market risk benefit assets	$2,637,363	$2,367,243	$1,393,237

Direct and assumed(1)	$3,980,650	$4,909,352	$5,400,685
Ceded	300,594	247,506	120,916
Total market risk benefit liabilities	$4,281,244	$5,156,858	$5,521,601

Net liability	$1,643,881	$2,789,615	$4,128,364
(1) Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

11. REINSURANCE
The Company participates in reinsurance with its affiliates PARCC, PAR U, PURE, Lotus Re, PALAC, a former subsidiary of Prudential Financial that was sold to Fortitude on April 1, 2022, prior to January 1, 2024 with its affiliates Prudential Universal Reinsurance Company (“PURC”) and Gibraltar Universal Life Reinsurance Company (“GUL Re”), and prior to October 1, 2024 with its affiliates Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”). The Company also participates in reinsurance with its parent company Prudential Insurance, as well as third-parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily YRT and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Effective October 2024, the Company entered into an agreement with Wilton Re to coinsure a closed block of GUL policies, resulting in a DRL of $979 million. To effectuate this transaction the Company recaptured all risks associated with the subject GUL policies from PAR U and subsequently established YRT reinsurance for the subject GUL business with Prudential Insurance. As a result of these transactions, the Company recognized a $270 million pre-tax recapture gain and a $798 million DRG, respectively. The DRL and DRG will be amortized into income over the remaining life of the reinsured policies.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Effective January 2024, the Company entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of guaranteed universal life (“GUL”) policies to PURE, a wholly-owned subsidiary of Prudential Insurance, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. This transaction is effective as of January 1, 2024, whereby, the Company recaptured all risks associated with the subject GUL policies from PAR U, PURC and GUL Re and subsequently established YRT reinsurance for the subject GUL business with Prudential Insurance. As a result of these transactions, the Company recognized a $990 million pre-tax recapture loss and a $1,207 million DRG, respectively. The DRG will be amortized into income over the estimated remaining life of the reinsured policies.
Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance are recorded within “Reinsurance recoverables and deposit receivables” and the corresponding funds withheld liability for assets retained under these reinsurance agreements are recorded within “Reinsurance and funds withheld payables”. Balances associated with these agreements are included in the tables below.
"Change in value of market risk benefits, net of related hedging gains (losses)" include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities within the PLNJ business to Prudential Insurance. These reinsurance agreements are market risk benefits and have been accounted for in the same manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2024	2023
	(in thousands)
Reinsurance recoverables and deposit receivables(1)(2)	$48,247,817	$40,256,800
Policy loans	(1,143,726)	(1,082,584)
Deferred policy acquisition costs(2)	(3,319,067)	(3,189,110)
Deferred sales inducements	(32,573)	(35,313)
Market risk benefit assets	1,145,580	1,165,378
Other assets(1)	1,538,231	258,748
Policyholders’ account balances	5,567,661	5,977,108
Future policy benefits	7,443,997	7,026,209
Market risk benefit liabilities(2)	302,310	251,318
Reinsurance and funds withheld payables(1)(2)	8,611,141	2,738,979
Other liabilities(1)	3,282,713	1,651,733
(1)Prior period amounts have been updated to conform to current period presentation.
(2)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.
Unaffiliated reinsurance amounts included in the table above and in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

	2024	2023
	(in thousands)
Policy loans	$(48,644)	$0
Deferred policy acquisition costs(1)	(637,555)	71,315
Market risk benefit assets	804,015	745,662
Other assets(2)(3)	1,118,974	176,436
Policyholders’ account balances	1,665,998	1,830,579
Future policy benefits	160	453
Market risk benefit liabilities(4)	151,432	133,374
Reinsurance and funds withheld payables(2)(4)	3,360,901	1,620,504
Other liabilities(2)	257,929	287,551
(1)Includes $699 million of deferred policy acquisition costs related to the transaction with Wilton Re.
(2)Prior period amounts have been updated to conform to current period presentation.
(3)Includes $979 million deferred loss related to the reinsurance transaction with Wilton Re.
(4)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reinsurance recoverables and deposit receivables by counterparty as of December 31, were as follows:

	2024	2023
	(in thousands)
PAR U	$11,426,975	$15,722,061
PURC	0	7,565,968
PARCC	7,049,164	2,304,270
GUL Re	0	3,211,899
PAR Term	0	2,101,004
Prudential Insurance(1)	7,507,414	1,331,202
Term Re	0	2,080,564
Lotus Re	2,130,095	2,051,831
DART	0	744,043
PURE	7,951,965	0
Unaffiliated(1)(2)(3)	12,182,204	3,143,958
Total reinsurance recoverables and deposit receivables(1)	$48,247,817	$40,256,800
(1)Prior period amounts have been updated to conform to current period presentation.
(2)Includes balances with Wilton Re, FLIAC, Somerset Re and other counterparties. See below for further information on significant third-party reinsurance arrangements.
(3)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.
Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2024	2023	2022
	(in thousands)
Premiums:
Direct	$1,846,109	$1,853,184	$1,868,709
Assumed	92	(61)	776
Ceded	(1,453,074)	(1,524,226)	(1,604,277)
Net premiums	393,127	328,897	265,208
Policy charges and fee income:
Direct	3,190,753	2,995,595	3,034,193
Assumed	899,767	604,311	594,622
Ceded(1)	3,292,277	(2,063,300)	(2,398,214)
Net policy charges and fee income	7,382,797	1,536,606	1,230,601

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2024	2023	2022
Net investment income:
Direct	2,474,541	1,700,684	920,674
Assumed	1,325	1,364	1,513
Ceded	(53,849)	(26,526)	(38,186)
Net investment income(2)	2,422,017	1,675,522	884,001
Asset administration fees:
Direct	329,181	323,444	351,600
Assumed	0	0	0
Ceded	(105,618)	(90,494)	(67,418)
Net asset administration fees	223,563	232,950	284,182
Other income (loss):
Direct	297,868	636,930	(731,796)
Assumed	2,983	(475)	271
Ceded(3)	458,905	114,908	95,252
Net other income(2)	759,756	751,363	(636,273)
Realized investment gains (losses), net:
Direct(3)	500,023	(1,203,453)	497,016
Assumed(3)	85,248	162,291	(291,679)
Ceded(3)	(133,854)	(105,937)	84,592
Realized investment gains (losses), net(2)	451,417	(1,147,099)	289,929
Change in value of market risk benefits, net of related hedging gains (losses):
Direct(3)	(98,562)	287,936	(181,260)
Assumed(3)	2,626	(4,115)	0
Ceded(3)	(338,019)	(390,594)	(519,321)
Net change in value of market risk benefits, net of related hedging gains (losses)	(433,955)	(106,773)	(700,581)
Policyholders’ benefits (including change in reserves):
Direct	3,825,305	3,354,306	3,362,353
Assumed	1,058,315	1,258,651	1,107,436
Ceded(1)	3,468,713	(4,109,168)	(4,011,416)
Net policyholders’ benefits (including change in reserves)(2)	8,352,333	503,789	458,373
Change in estimates of liability for future policy benefits:
Direct	303,141	(18,361)	1,716,983
Assumed	92,766	8,644	679,863
Ceded	(416,550)	13,669	(2,341,747)
Net change in estimates of liability for future policy benefits	(20,643)	3,952	55,099
Interest credited to policyholders’ account balances:
Direct(3)	1,310,867	884,527	805,411
Assumed	153,052	136,725	74,402
Ceded	(426,188)	(399,607)	(434,598)
Net interest credited to policyholders’ account balances	1,037,731	621,645	445,215
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization(3)	(1,398,843)	(403,517)	(152,779)
(1)Current period amounts include the impacts of the recaptures from PAR U as discussed above.
(2)Amounts include reinsurance agreements using the deposit method of accounting.
(3)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Unaffiliated reinsurance assumed and ceded amounts included in the table above and in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2024	2023	2022
	(in thousands)
Premiums:
Assumed	$89	$(69)	$149
Ceded	(107,449)	(70,169)	(42,721)

Policy charges and fee income:
Assumed	1,381	1,563	2,113
Ceded	(191,368)	(143,764)	(81,781)

Net investment income(1):
Ceded	(1,659)	23,023	10,802

Asset administration fees:
Ceded	(28,354)	(22,415)	0

Other income (loss)(1):
Assumed(2)	2,983	(475)	270
Ceded(2)	142,267	44,260	18,440

Realized investment gains (losses), net(1):
Assumed	85,248	162,291	778,620
Ceded(2)	(91,712)	(101,449)	83,612

Change in value of market risk benefits, net of related hedging gains (losses):
Assumed(2)	2,626	(4,115)	0
Ceded	(124,816)	(186,996)	(120,663)

Policyholders' benefits (including change in reserves)(1):
Assumed	348	804	2,566
Ceded	(366,669)	(157,344)	(94,402)

Change in estimates of liability for future policy benefits:
Ceded	96,014	(1,367)	(6,824)

Interest credited to policyholders' account balances:
Assumed	39,263	16,243	(95,285)
Ceded	(24,550)	0	0
(1)Amounts include reinsurance agreements using the deposit method of accounting.
(2)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2024	2023	2022
	(in thousands)
Direct gross life insurance face amount in force	$1,181,531,932	$1,127,561,798	$1,093,610,227
Assumed gross life insurance face amount in force	34,530,341	35,558,423	36,668,045
Reinsurance ceded	(1,080,451,145)	(1,027,473,705)	(1,009,571,304)
Net life insurance face amount in force	$135,611,128	$135,646,516	$120,706,968
Significant Affiliated Reinsurance Agreements
PAR U
Pruco Life reinsures 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
Effective January 1, 2024, Pruco Life recaptured the policies equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2011. Effective January 1, 2024, Pruco Life reinsures 25% of the risks associated with universal life policies with effective dates prior to January 1, 2015 and 100% of the risks associated with universal life policies with effective dates beginning January 1, 2015.
Effective January 1, 2024, PLNJ recaptured the policies previously reinsured by PAR U with effective dates prior to January 1, 2015. Effective January 1, 2024, PLNJ reinsures 100% of the risks associated with universal life policies, with effective dates from January 1, 2015 to December 31, 2019.
Effective October 1, 2024, Pruco Life recaptured the remaining portion of the policies equal to 25% of the risks associated with universal life policies with effective dates prior to January 1, 2015 and 100% of the risks associated with universal life policies with effective dates beginning January 1, 2015. As a result of the recapture, the Company recognized a $270 million pre-tax recapture gain, as discussed above, which includes the recognition of a prior $94 million DRG related to the previous reinsurance agreement. Following the result of this recapture, Pruco Life only cedes the GUL business in connection with the Hartford Life Business to PAR U as of December 31, 2024.
Effective October 1, 2024, PLNJ recaptured 100% of the risks associated with the remaining universal life policies, with effective dates from January 1, 2015 to December 31, 2019. As a result of the recapture, the Company recognized a $29 million pre-tax recapture loss which is part of the $270 million pre-tax recapture gain discussed above. The loss includes the recognition of a prior $8 million DRG related to the previous reinsurance agreement. Following the result of this recapture, PLNJ no longer cedes to PAR U as of December 31, 2024.
On March 28, 2024, PURC and GUL Re merged into PAR U.
PURE
Effective January 1, 2024, Pruco Life reinsures 75% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2015.
Effective January 1, 2024, PLNJ reinsures 100% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2015.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement excluded business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation had no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Effective July 1, 2021, the Company recaptured the risks related to its business, as discussed above, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. The recapture did not impact PLNJ, which continued to reinsure its business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in PALAC, were transferred to the Company. In addition, the living benefit hedging program related to the previously reinsured living benefit riders were being managed within the Company.
On April 1, 2022, PALAC was sold to Fortitude as discussed in Note 1 and is no longer considered an affiliate of the Company.
PURC
Pruco Life reinsures 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates from January 1, 2011 through December 31, 2013, with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain other universal life policies, with effective dates from January 1, 2014 through December 31, 2016.
Effective January 1, 2024, the Company recaptured the policies previously reinsured by PURC. As a result of the recapture, the Company recorded a write-off of $116 million of DRG that was recognized with the previous reinsurance agreement.
On March 28, 2024, PURC merged into PAR U.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
Effective October 1, 2024, the Company revised the existing coinsurance terms with PARCC, increasing the quota share of reinsured policies to 100% which includes policies which were previously reinsured to PAR Term, Term Re and DART. As a result of the revised terms, the Company recognized a $351 million DRL that will be amortized into income over the estimated remaining life of the reinsured policies.
On November 20, 2024, PAR Term, Term Re and DART merged into PARCC.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain other universal life policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain other universal life policies with effective dates prior to January 1, 2014.
Effective January 1, 2024, the Company recaptured the policies previously reinsured by GUL Re.
On March 28, 2024, GUL Re merged into PAR U.
PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
On November 20, 2024, PAR Term merged into PARCC.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. On June 30, 2021, PIIH completed the sale of Prudential of Taiwan to the Buyer. This resulted in the removal of the insurance related liabilities and offsetting reinsurance recoverables previously on the books of Pruco Life. The Buyer provided Pruco Life a backstop indemnification and Pruco Life provided a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer. Refer to Note 16 for details on the guarantee.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
On November 20, 2024, Term Re merged into PARCC.
Prudential Insurance
The Company has a YRT reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. This agreement was terminated for new business effective January 1, 2020, with certain new business (primarily universal life policies) terminated as early as 2017. The Company now reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, certain term life insurance policies were recaptured and subsequently reinsured to PARCC and PAR Term as noted above. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $305 million loss recorded through "Policy charges and fee income". Those policies were then reinsured to Lotus Re as mentioned below. Effective January 1, 2024, the Company recaptured all GUL policies with Prudential Insurance and subsequently entered into a YRT reinsurance agreement with Prudential Insurance to reinsure the mortality risk for the totality of GUL policies reinsured to PURE. Effective October 1, 2024, the Company recaptured the term business from Prudential Insurance, and revised the existing coinsurance terms with PARCC to reflect revised quota share. As a result of the recapture, the Company recognized a $3 million pre-tax recapture loss. Additionally, effective October 1, 2024, the Company entered into a YRT reinsurance agreement with Prudential Insurance to reinsure the mortality risk of recaptured GUL policies from PAR U.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above, which were then acquired by Sixth Street in July 2021. There was no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in force business. Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which is reinsured to Prudential Insurance through the existing reinsurance agreement. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to Prudential Insurance. As a result of the agreement, reinsurance payables includes the ceded modified coinsurance arrangement, which reflects the value of the invested assets retained by the Company and the associated asset returns.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Lotus Re
Effective October 1, 2021, the Company entered into an automatic coinsurance agreement with Lotus Re to reinsure $32 million of liabilities associated with the risks associated with a portion of its variable life policies in the extended term policy status.
Effective January 1, 2022 the Company recaptured the risks that were previously ceded to Lotus Re from October 1, 2021 through December 31, 2021. Immediately thereafter, the Company entered into a reinsurance agreement with Lotus Re to cede 100% of the risks associated with a closed block of variable life business on a coinsurance and modified coinsurance basis including policies in the extended term policy status. The amount of the net liabilities associated with the transaction for coinsurance and modified coinsurance were $1,387 million and $14,037 million, respectively. As part of the consideration, the Company also ceded to Lotus Re $855 million of policy loan assets associated with the reinsured policies while receiving $820 million in cash from Lotus Re. As a result, the Company recorded a $1,352 million deferred gain, which will be recognized over the remaining life of the underlying policies. In tandem with the transaction, effective January 1, 2022, Lotus Re established an automatic YRT agreement with the Company to cede back a portion of the mortality risks associated with the reinsured policies for the purposes of the Company maintaining YRT reinsurance with external counterparties.
Effective December 15, 2024, the Company entered into a reinsurance agreement with Lotus Re to cede 100% of the risks associated with certain fixed index annuities and multi-year guaranteed annuity contracts issued on or after the effective date of the agreement on a coinsurance basis. The deposit receivables was $52 million as of December 31, 2024.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On November 20, 2024, DART merged into PARCC.
Significant Third-Party Reinsurance Arrangements
AuguStar Life Insurance Company (Formerly Known as The Ohio National Life Insurance Company)
Effective April 1, 2023, the Company entered into an agreement with AuguStar, an affiliate of Constellation Insurance Holdings, Inc., to reinsure approximately $10 billion of account values of PDI traditional variable annuity contracts with guaranteed living benefits. This block represents approximately 10% of the Company’s remaining legacy in force traditional variable annuity block by account value. The Company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its PDI traditional variable annuity contracts. The general account liabilities associated with PDI's guaranteed living and death benefits and the corresponding reinsurance of those liabilities are accounted for as market risk benefits. As a result of the transaction, the Company recognized a $277 million DRG at inception that is amortized into income over the estimated remaining life of the reinsured policies.
FLIAC
Effective December 1, 2021, the Company entered into a reinsurance agreement with FLIAC under which the Company assumed all of FLIAC's indexed variable annuities under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to the Company. As a result of the agreement, "Reinsurance recoverables and deposit receivables" includes the assumed modified coinsurance receivable, which reflects the value of the invested assets retained by FLIAC and the associated asset returns. The Company also assumed via coinsurance all of FLIAC’s fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature which are accounted for under the deposit method of accounting. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from FLIAC to the Company and any such novated contracts shall cease to be reinsured under this agreement. As of December 31, 2024, the total account value of contracts novated from FLIAC to the Company were $5.3 billion for indexed variable annuities contracts and $2 billion for fixed annuities and fixed indexed annuities contracts, which is approximately 80% of the total reinsured block. Reinsurance recoverables was $1,395 million and $1,429 million as of December 31, 2024 and 2023, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Somerset Re
Effective October 1, 2021, the Company entered into a reinsurance agreement with Somerset Re to coinsure business, on a quota share funds withheld basis, related to fixed indexed annuities. Under the reinsurance agreement, the Company cedes to Somerset Re its quota share of the insurance liabilities with respect to the reinsured contracts. The deposit assets on reinsurance totaled $2,582 million and $1,526 million at December 31, 2024 and 2023, respectively. The funds withheld liabilities totaled $2,434 million and $1,412 million at December 31, 2024 and 2023, respectively.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2024, $1.9 billion of HDI v.3.0 account values are reinsured to Union Hamilton.
Wilton Re
Effective October 1, 2024, the Company entered into a reinsurance agreement with Wilton Re to coinsure a closed block of GUL policies. Reinsurance recoverables was $7,478 million as of December 31, 2024.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
12. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
Current tax expense (benefit):
U.S. federal	$151,544	$698,170	$(345,263)
State and local	5,763	14,550	4,479
Total	157,307	712,720	(340,784)
Deferred tax expense (benefit):
U.S. federal(1)	(22,612)	(686,252)	44,097
State and local	454	0	0
Total	(22,158)	(686,252)	44,097
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	135,149	26,468	(296,687)
Income tax expense (benefit) on equity in earnings of operating joint ventures	24	(109)	(193)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)(1)	(151,234)	(5,638)	(106,197)
Total income tax expense (benefit)	$(16,061)	$20,721	$(403,077)
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2024, 2023 and 2022, and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2024	2023	2022
	($ in thousands)
Expected federal income tax expense (benefit)(1)	$204,342	$100,305	$(208,444)
Non-taxable investment income	(42,621)	(42,730)	(46,426)
Tax credits	(29,001)	(42,578)	(47,544)
State taxes (net of federal benefit)	4,911	11,495	3,538
Other	(2,482)	(24)	2,189
Reported income tax expense (benefit)	$135,149	$26,468	$(296,687)
Effective tax rate(1)	13.9%	5.5%	29.9%
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2024, 2023 and 2022 was 13.9%, 5.5% and 29.9%, respectively. The following is a description of items that had a significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2024, 2023 and 2022, and the Company’s effective tax rate during the periods presented:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is included in the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $41 million of the total $43 million of 2024 non-taxable investment income, $40 million of the total $43 million of 2023 non-taxable investment income, and $44 million of the total $46 million of 2022 non-taxable investment income. The DRD for the current period was estimated using information from 2023, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Other. This line item represents reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	December 31,
	2024	2023
	(in thousands)
Deferred tax assets:
Insurance reserves(1)	$1,749,792	$1,663,037
Investments(1)	1,033,856	788,425
Net unrealized loss on securities	410,718	296,749
Other	5,647	4,723
Deferred tax assets	3,200,013	2,752,934
Deferred tax liabilities:
Deferred policy acquisition cost(1)	1,227,858	946,846
Deferred sales inducements	66,686	72,791
Deferred tax liabilities	1,294,544	1,019,637
Net deferred tax asset (liability)	$1,905,469	$1,733,297
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
Changes in market conditions, including the significant rise in interest rates since the beginning of 2022, resulted in the recording of deferred tax assets related to net unrealized tax capital losses in the Company. When assessing recoverability of these deferred tax assets, the Company considers its ability and intent to hold the underlying securities to recovery in value, if necessary, as well as other factors as noted above. As of December 31, 2024, based on all available evidence, including capital loss carryback capacity, the Company concluded that the deferred tax assets related to the unrealized tax capital losses on the available-for-sale securities portfolios are, more likely than not, expected to be realized.
The Company had no valuation allowance as of December 31, 2024, and 2023. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $973 million, $478 million and $(993) million for the years ended December 31, 2024, 2023 and 2022, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2024, 2023, and 2022. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2024, the Company remains subject to examination in the U.S. for tax years 2014 through 2024.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.
13. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Operations and Comprehensive Income (Loss). Net unrealized investment gains (losses) are described in further detail in Note 2, Note 8 (Interest rate remeasurement of Liability for Future Policy Benefits) and Note 10 (Gains (losses) from Changes in Nonperformance Risk on Market Risk Benefits). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Interest Rate Remeasurement of Future Policy Benefits	Gain (Loss) from Changes in Non-Performance Risk on Market Risk Benefits	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2021	$(11,274)	$306,331	$(125,809)	$227,206	$396,454
Change in OCI before reclassifications	(9,337)	(2,249,609)	310,351	1,440,307	(508,288)
Amounts reclassified from AOCI	0	(4,428)	0	0	(4,428)
Income tax benefit (expense)	604	473,231	(65,174)	(302,464)	106,197
Balance, December 31, 2022	(20,007)	(1,474,475)	119,368	1,365,049	(10,065)
Change in OCI before reclassifications(2)	2,419	677,735	(60,978)	(659,927)	(40,751)
Amounts reclassified from AOCI	0	14,217	0	0	14,217
Income tax benefit (expense)(2)	(497)	(145,255)	12,805	138,585	5,638
Balance, December 31, 2023(2)	(18,085)	(927,778)	71,195	843,707	(30,961)
Change in OCI before reclassifications	(4,595)	(416,996)	58,676	(441,138)	(804,053)
Amounts reclassified from AOCI	0	81,903	0	0	81,903
Income tax benefit (expense)	739	70,169	(12,313)	92,639	151,234
Balance, December 31, 2024	$(21,941)	$(1,192,702)	$117,558	$495,208	$(601,877)
(1)Includes cash flow hedges of $111 million, $12 million, and $139 million as of December 31, 2024, 2023 and 2022, respectively.
(2)Amounts reflect revision to prior period Financial Statements. See Note 17 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$85,491	$16,976	$78,433
Net unrealized investment gains (losses) on available-for-sale securities	(167,394)	(31,193)	(74,005)
Total net unrealized investment gains (losses)(4)	(81,903)	(14,217)	4,428
Total reclassifications for the period	$(81,903)	$(14,217)	$4,428
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to net unrealized investment gains (losses) on available-for-sale fixed maturity securities on which an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:

	Net Unrealized Investment Gains (Losses) on AFS Fixed Maturity Securities on Which an Allowance for Credit Losses has been Recognized	Net Unrealized Gains (Losses) on All Other Investments(1)	Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Income Tax Benefit (Expense)	AOCI Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2021	$3,685	$581,718	$835,430	$(1,033,194)	$(81,308)	$306,331
Net investment gains (losses) on investments arising during the period	(149)	(2,737,481)	0	0	574,760	(2,162,870)
Reclassification adjustment for (gains) losses included in net income	831	(5,259)	0	0	930	(3,498)
Reclassification due to allowance for credit losses recorded during the period	4	(4)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	(2,033,852)	2,521,873	(102,459)	385,562
Balance, December 31, 2022	4,371	(2,161,026)	(1,198,422)	1,488,679	391,923	(1,474,475)
Net investment gains (losses) on investments arising during the period	(4,482)	744,727	0	0	(155,393)	584,852
Reclassification adjustment for (gains) losses included in net income	(265)	14,482	0	0	(2,984)	11,233
Reclassification due to allowance for credit losses recorded during the period	2,363	(2,363)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	397,071	(459,581)	13,122	(49,388)
Balance, December 31, 2023	1,987	(1,404,180)	(801,351)	1,029,098	246,668	(927,778)
Net investment gains (losses) on investments arising during the period	(773)	(525,222)	0	0	110,227	(415,768)
Reclassification adjustment for (gains) losses included in net income	(175)	82,078	0	0	(17,164)	64,739
Reclassification due to allowance for credit losses recorded during the period	(146)	146	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	217,642	(108,643)	(22,894)	86,105
Balance, December 31, 2024	$893	$(1,847,178)	$(583,709)	$920,455	$316,837	$(1,192,702)
(1)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(2)"Other costs" primarily includes reinsurance recoverables and DRL.

Noncontrolling interests

For certain subsidiaries, the Company owns a controlling interest that is less than 100% ownership of the subsidiary but must consolidate 100% of the subsidiary’s financial statements in accordance with U.S. GAAP. Noncontrolling interests represent the portion of equity ownership in a consolidated subsidiary that is not attributable to the Company.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
14. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). It's subsidiary PLNJ is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.
The following table summarizes certain statutory financial information for the Company, including its subsidiary PLNJ, for the periods indicated:

	Years Ended December 31,
	2024	2023	2022
	(in millions)
Statutory net income (loss)(1)	$(5,195)	$4,923	$3,317
Statutory capital and surplus(1)	5,730	5,161	5,205
(1) 2022 amounts include adjustments made to the audited statutory financial statements as of December 31, 2022.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. The Company must obtain approval from AZDOI prior to paying a dividend if the dividend, together with other dividend distributions made within the preceding twelve months, would exceed the lesser of 10% of statutory surplus or net gain from operations. Based on these limitations, there is no capacity to pay a dividend in 2025 without prior approval. In 2024, there was $550 million return of capital to Prudential Insurance. The Company did not pay dividends to Prudential Insurance in 2024, 2023 and 2022.

15. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2024, 2023 and 2022. The expense charged to the Company for the deferred compensation program was $6 million, $5 million and $5 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $11 million, $13 million and $19 million for the years ended December 31, 2024, 2023 and 2022, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $18 million, $14 million and $15 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $8 million, $7 million and $9 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company is charged distribution expenses from Prudential’s proprietary nationwide sales organization, “Prudential Advisors” through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement. Prudential Advisors distributes Prudential life insurance, annuities, and investment products with proprietary and non-proprietary product options. In November 2024, the Company, along with three other affiliated entities, entered into several agreements with a third-party, LPL Financial Holdings Inc. (“LPL”). Under these agreements, the Company pays distribution expenses to LPL, of which 98% are returned to Prudential Advisors. Distribution expenses paid by the Company to LPL and subsequently returned to Prudential Advisors were $56 million for the year ended December 31, 2024.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $820 million, $587 million and $611 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $131 million, $144 million and $105 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,657 million and $4,156 million as of December 31, 2024 and 2023, respectively. Fees related to these COLI policies were $55 million, $50 million and $52 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company reinsures the risk associated with these COLI policies to an affiliate reinsurer as part of a broader program related to variable insurance policies.
In May 2023, the Company funded a policy loan from the Prudential Financial COLI policy noted above in an amount of $900 million to an affiliated irrevocable trust, commonly referred to as a “rabbi trust”, which Prudential Financial created to support certain non-qualified retirement plans. The outstanding balance of the policy loan with the rabbi trust was $897 million and $898 million as of December 31, 2024 and 2023, respectively. Interest income related to the policy loan was $42 million and $26 million for the years ended December 31, 2024 and 2023, respectively.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $69 million, $53 million and $41 million for the years ended December 31, 2024, 2023 and 2022, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
The interest income to the Company from PGF related to affiliated cash collateral was $490 million, $499 million and $137 million for the years ended December 31, 2024, 2023 and 2022, respectively, and are included in "Other income (loss)".
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $1,100 million and $754 million of investments in joint ventures as of December 31, 2024 and 2023, respectively. "Net investment income" related to these ventures includes gains of $68 million, $5 million and $21 million for the years ended December 31, 2024, 2023 and 2022, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $271 million, $274 million and $306 million for the years ended December 31, 2024, 2023 and 2022, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $47 million, $38 million and $36 million for the years ended December 31, 2024, 2023 and 2022, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2024	2023
							(in thousands)
U.S. dollar fixed rate notes	2025	-	2038	0.00%	-	12.81%	$520,462	$147,984
Total notes receivable - affiliated(1)							$520,462	$147,984
(1)All notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2024 and 2023, and is included in “Other assets.” Revenues related to these loans were $3 million for each of the years ended December 31, 2024, 2023 and 2022, respectively, and are included in “Other income (loss).”
Affiliated Commercial Mortgage Loan
The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, was as follows:

	Maturity Date	Interest Rate	2024	2023
			(in thousands)
Affiliated Commercial Mortgage Loan	2025	9.67%	$0	$71,038
On October 16, 2024, the Company repaid in full its affiliated commercial mortgage loan. As a result, no remaining obligations exist as of December 31, 2024.
The commercial mortgage loan shown above is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage loan on an on-going basis.
Accrued interest receivable related to the loan was $0 million and $0.5 million at December 31, 2024 and 2023, respectively, and is included in "Accrued investment income". Revenues were $5.5 million, $6.9 million and $4.6 million for the years ended December 31, 2024, 2023, and 2022, respectively, and is included in "Net investment income."

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2024 and 2023.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/(Loss)
				(in thousands)
Prudential Insurance	January 2023	Purchase	Fixed Maturities	$48,329	$50,372	$1,614	$0
Prudential Insurance	March 2023	Purchase	Fixed Maturities	$7,175	$7,500	$256	$0
PURC	April 2023	Purchase	Fixed Maturities	$102,804	$102,804	$0	$0
Term Re	June 2023	Purchase	Fixed Maturities	$115,573	$115,573	$0	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$4,298	$4,443	$114	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$4,394	$4,494	$80	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$19,453	$19,203	$(198)	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$14,452	$15,086	$502	$0
Prudential Insurance	September 2023	Purchase	Fixed Maturities	$15,880	$15,801	$(62)	$0
PURC	December 2023	Sale	Commercial Mortgage and Other Loans	$762	$754	$0	$8
PAR U	January 2024	Transfer in	Fixed Maturities	$1,598,161	$1,598,161	$0	$0
PAR U	January 2024	Transfer in	Fixed Maturities	$778,745	$778,745	$0	$0
PURC	January 2024	Transfer in	Fixed Maturities	$2,155,560	$2,155,560	$0	$0
GUL Re	January 2024	Transfer in	Fixed Maturities	$1,685,582	$1,685,582	$0	$0
GUL Re	January 2024	Transfer in	Equities	$4,976	$4,976	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$1,598,161	$1,598,161	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$778,745	$778,745	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$2,155,560	$2,155,560	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$1,685,582	$1,685,582	$0	$0
PURE	January 2024	Transfer out	Equities	$4,976	$4,976	$0	$0
Ironbound	January 2024	Purchase	Other Invested Assets	$60,414	$60,414	$0	$0
Windhill CLO 1, Ltd.	February 2024	Sale	Fixed Maturities	$18,428	$18,858	$0	$(430)
Windhill CLO 2, Ltd.	February 2024	Sale	Fixed Maturities	$19,652	$20,057	$0	$(405)
PAR Term	February 2024	Purchase	Fixed Maturities	$43,084	$43,084	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Windhill CLO 1, Ltd.	March 2024	Sale	Fixed Maturities	$10,148	$10,387	$0	$(239)
Windhill CLO 2, Ltd.	March 2024	Sale	Fixed Maturities	$14,763	$15,091	$0	$(328)
Prudential Insurance	March 2024	Purchase	Fixed Maturities	$198,804	$206,285	$5,910	$0
PAR U	March 2024	Transfer in	Other Invested Assets	$188,500	$188,500	$0	$0
PURE	March 2024	Transfer out	Other Invested Assets	$188,500	$188,500	$0	$0
Windhill CLO 1, Ltd.	April 2024	Sale	Fixed Maturities	$2,261	$2,300	$0	$(39)
Windhill CLO 2, Ltd.	May 2024	Sale	Fixed Maturities	$14,034	$14,415	$0	$(381)
Windhill CLO 1, Ltd.	June 2024	Sale	Fixed Maturities	$2,045	$2,100	$0	$(55)
Windhill CLO 2, Ltd.	June 2024	Sale	Fixed Maturities	$23,342	$23,743	$0	$(401)
PAR U	June 2024	Transfer in	Other Invested Assets	$326	$326	$0	$0
PURE	June 2024	Transfer out	Other Invested Assets	$326	$326	$0	$0
PAR U	June 2024	Purchase	Commercial Mortgage and Other Loans	$12,555	$12,555	$0	$0
Windhill CLO 2, Ltd.	July 2024	Sale	Fixed Maturities	$53,462	$54,628	$0	$(1,166)
Windhill CLO 2, Ltd.	July 2024	Sale	Fixed Maturities	$6,579	$6,695	$0	$(116)
Windhill CLO 1, Ltd.	July 2024	Sale	Fixed Maturities	$2,136	$2,200	$0	$(64)
PAR U	July 2024	Purchase	Fixed Maturities	$17,402	$17,402	$0	$0
Prudential Insurance	July 2024	Purchase	Fixed Maturities	$22,655	$23,433	$614	$0
PAR U	July 2024	Purchase	Fixed Maturities	$1,239	$1,239	$0	$0
PAR U	July 2024	Purchase	Derivatives	$2,975	$2,975	$0	$0
Windhill CLO 2, Ltd.	August 2024	Sale	Fixed Maturities	$21,929	$22,500	$0	$(571)
Windhill CLO 1, Ltd.	August 2024	Sale	Fixed Maturities	$13,650	$14,100	$0	$(450)
PAR U	August 2024	Purchase	Fixed Maturities	$46,742	$46,742	$0	$0
PAR U	August 2024	Purchase	Fixed Maturities	$4,793	$4,793	$0	$0
Prudential Insurance	August 2024	Purchase	Fixed Maturities	$35,872	$35,085	$(621)	$0
Windhill CLO 2, Ltd.	September 2024	Sale	Fixed Maturities	$57,613	$57,613	$0	$0
Windhill CLO 2, Ltd.	September 2024	Sale	Fixed Maturities	$24,575	$24,911	$0	$(336)
Prudential Insurance	September 2024	Purchase	Fixed Maturities	$44,773	$43,632	$(901)	$0
Hirakata	October 2024	Purchase	Fixed Maturities	$21,229	$21,229	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Hirakata	October 2024	Purchase	Fixed Maturities	$3,901	$3,901	$0	$0
PAR U	October 2024	Transfer in	Fixed Maturities	$6,615,438	$6,615,438	$0	$0
Windhill CLO 3, Ltd.	October 2024	Sale	Fixed Maturities	$232,036	$235,610	$0	$(3,574)
Windhill CLO 2, Ltd.	October 2024	Sale	Fixed Maturities	$5,824	$5,899	$0	$(75)
Windhill CLO 2, Ltd.	October 2024	Sale	Fixed Maturities	$14,690	$14,959	$0	$(269)
Windhill CLO 1, Ltd.	October 2024	Sale	Fixed Maturities	$3,038	$3,100	$0	$(62)
PAR U	October 2024	Transfer in	Equities	$6,120	$6,120	$0	$0
Windhill CLO 3, Ltd.	November 2024	Sale	Fixed Maturities	$17,409	$17,518	$0	$(109)
Windhill CLO 3, Ltd.	December 2024	Sale	Fixed Maturities	$38,020	$38,537	$0	$(517)
Windhill CLO 3, Ltd.	December 2024	Sale	Short-term Investments	$2,882	$2,905	$0	$(23)
Prudential Insurance	December 2024	Contributed Capital	Equities	$415,696	$416,265	$0	$0

Debt Agreements
The Company is authorized to borrow funds up to $7 billion from affiliates to meet its capital and other funding needs. The following table provides the breakout of the Company's short-term debt. There was no debt outstanding as of December 31, 2024.

Affiliate	Date Issued	Amount of Notes - December 31, 2024	Amount of Notes - December 31, 2023	Interest Rate	Date of Maturity
		(in thousands)
Prudential Insurance	8/13/2021	$0	$94,953	3.95%	6/20/2024
Prudential Insurance	8/13/2021	0	37,981	3.95%	6/20/2024
Prudential Insurance	8/13/2021	0	47,477	3.95%	6/20/2024
Total Loans Payable to Affiliates(1)		$0	$180,411
(1)Includes $180 million of loans reclassified as current portion of long-term debt as of December 31, 2023.
The total interest expense to the Company related to affiliated loans and cash collateral with PGF was $39 million, $17 million and $3 million for the years ended December 31, 2024, 2023 and 2022, respectively.
All debt outstanding as of December 31, 2023 is that of Pruco Life.
Contributed Capital and Dividends
In December 2024, the Company received capital contributions in the amount of $416 million from Prudential Insurance in the form of invested assets. In February and December 2023, the Company received capital contributions in the amount of $405 million and $7 million, respectively, from Prudential Insurance. In March, June and September of 2022, the Company received capital contributions in the amount of $8 million, $3 million and $7 million, respectively, from Prudential Insurance.
In June 2024, there was a $550 million return of capital to Prudential Insurance. In June, September, and December 2023, there was a $300 million, $650 million, and $450 million return of capital, respectively, to Prudential Insurance. There was no return of capital in 2022.
In 2024, 2023 and 2022, the Company did not pay any dividends to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 11, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
16. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2024 and 2023, the outstanding balances on these commitments were $230 million and $270 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.3 million as of both December 31, 2024 and 2023, which is a change of $0.0 million and $0.3 million for the years ended December 31, 2024 and 2023, respectively. The Company also made commitments to purchase or fund investments, mostly fund investments and private fixed maturities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. As of December 31, 2024 and 2023, $1,359 million and $1,182 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2024 and 2023.
Guarantees
In July 2017, Pruco Life formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. Pruco Life owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates Pruco Life and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. Pruco Life does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Since 2001, Pruco Life entered into an arrangement with Prudential of Taiwan as discussed in Note 11. In June 2021, PIIH completed the sale of Prudential of Taiwan. As a result of the sale, Pruco Life has a financial guarantee to stand ready to perform in an event that both Prudential of Taiwan and the Buyer default and fail to perform their obligations to make payments to the policyholders. Pruco Life has a liability of $32 million as of both December 31, 2024 and 2023, which represents the fair value of the guarantee and is amortized in revenue over a period which approximates the life of the underlying insurance in force. Since this obligation is not subject to limitations, it is not possible to determine the maximum potential amount due under this guarantee.

Guarantees of Asset Values

	December 31,
	2024	2023
	(in thousands)
Guaranteed value of third-party assets	$3,958,847	$311,302
Fair value of collateral supporting these assets	$3,543,500	$287,621
Asset (liability) associated with guarantee, carried at fair value	$111	$1

Certain contracts underwritten by Pruco Life include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2024, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Individual Annuities and Individual Life
California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.

In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law and seeks unspecified damages along with declaratory and injunctive relief. In February 2024, defendants removed the action from California state court to the United States District Court for the Northern District of California. Plaintiff filed a motion to remand the action to the California Superior Court, Alameda County, and in December 2024, the motion was granted.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Regulatory
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission (the “SEC”) concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter. In September 2024, the SEC notified the Company that the SEC has concluded its investigation and is not recommending an enforcement action.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.
17. REVISION TO PRIOR PERIOD FINANCIAL STATEMENTS

Revision to Financial Statements as of and for the Years Ended December 31, 2023 and 2022

The Company identified multiple errors which impacted the previously issued Consolidated Financial Statements for the years ended December 31, 2023 and 2022. Certain reinsurance recoverable balances associated with the coinsurance with funds withheld of fixed indexed annuities, certain deferred acquisition cost balances associated with indexed variable annuities, and certain other immaterial items were not properly accounted for. Prior period amounts have been revised in the Consolidated Financial Statements to correct these errors as shown below.

Management assessed the materiality of the misstatements described above on prior period Consolidated Financial Statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to the current period and any prior periods. However, management determined it was appropriate to correctly present and revise the Consolidated Financial Statements as of and for the years ended December 31, 2023 and 2022. The Consolidated Financial Statements for the impacted interim periods during 2024 will be revised when they are presented within the Quarterly Report on Form 10-Q for the interim periods in 2025.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following are the impacted line items from the Consolidated Financial Statements illustrating the effects of the revisions:

Consolidated Statements of Financial Position

	December 31, 2023
	As Previously Reported	Adjustments	As Revised
	(in thousands)
ASSETS
Deferred policy acquisition costs	$7,097,511	$47,225	$7,144,736
Reinsurance recoverables and deposit receivables(1)	40,348,313	(91,513)	40,256,800
Income tax assets	1,737,651	4,934	1,742,585
TOTAL ASSETS	$213,309,041	$(39,354)	$213,269,687
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$53,012,800	$(26,100)	$52,986,700
Market risk benefit liabilities	5,144,401	12,457	5,156,858
Reinsurance and funds withheld payables(1)	2,746,129	(7,150)	2,738,979
Total liabilities	208,787,616	(20,793)	208,766,823
EQUITY
Retained earnings / (accumulated deficit)	(532,951)	(18,520)	(551,471)
Accumulated other comprehensive income (loss)	(30,920)	(41)	(30,961)
Total equity	4,521,425	(18,561)	4,502,864
TOTAL LIABILITIES AND EQUITY	$213,309,041	$(39,354)	$213,269,687
(1)    As previously reported balances have been updated to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Consolidated Statements of Operations and Comprehensive Income (Loss)

	Year Ended December 31, 2023
	As Previously Reported	Adjustments	As Revised
	(in thousands)
REVENUES
Other income (loss)	$744,628	$6,735	$751,363
Realized investment gains (losses), net	(1,083,660)	(63,439)	(1,147,099)
Change in value of market risk benefits, net of related hedging gains (losses)	(94,368)	(12,405)	(106,773)
TOTAL REVENUES	3,340,575	(69,109)	3,271,466
BENEFITS AND EXPENSES
Interest credited to policyholders’ account balances	655,445	(33,800)	621,645
Amortization of deferred policy acquisition costs	534,435	5,075	539,510
General, administrative and other expenses	1,151,452	(26,529)	1,124,923
TOTAL BENEFITS AND EXPENSES	2,849,073	(55,254)	2,793,819
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	491,502	(13,855)	477,647
Income tax expense (benefit)	29,378	(2,910)	26,468
NET INCOME (LOSS) ATTRIBUTABLE TO PRUCO LIFE INSURANCE COMPANY	$461,203	$(10,945)	$450,258
Other comprehensive income (loss), before tax:
Gain (loss) from changes in nonperformance risk on market risk benefits	(659,875)	(52)	(659,927)
Total	(26,482)	(52)	(26,534)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(5,627)	(11)	(5,638)
Other comprehensive income (loss), net of taxes	(20,855)	(41)	(20,896)
Comprehensive income (loss)	440,836	(10,986)	429,850

	Year Ended December 31, 2022
	As Previously Reported	Adjustments	As Revised
	(in thousands)
REVENUES
Other income (loss)	$(651,469)	$15,196	$(636,273)
Realized investment gains (losses), net	336,382	(46,453)	289,929
TOTAL REVENUES	1,648,324	(31,257)	1,617,067
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	520,276	993	521,269
General, administrative and other expenses	1,156,464	(26,764)	1,129,700
TOTAL BENEFITS AND EXPENSES	2,635,427	(25,771)	2,609,656
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	(987,103)	(5,486)	(992,589)
Income tax expense (benefit)	(295,535)	(1,152)	(296,687)
NET INCOME (LOSS) ATTRIBUTABLE TO PRUCO LIFE INSURANCE COMPANY	$(766,705)	$(4,334)	$(771,039)
Comprehensive income (loss)	(1,173,224)	(4,334)	(1,177,558)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Consolidated Statements of Equity

	Retained Earnings			AOCI			Total Equity
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Revised
	(in thousands)
Balance, December 31, 2021	$(227,449)	$(3,241)	$(230,690)	$396,454	$0	$396,454	$6,213,996	$(3,241)	$6,210,755
Comprehensive income (loss):
Net income (loss)	(766,705)	(4,334)	(771,039)				(766,705)	(4,334)	(771,039)
Total comprehensive income (loss)	(766,705)	(4,334)	(771,039)	(406,519)	0	(406,519)	(1,173,224)	(4,334)	(1,177,558)
Balance, December 31, 2022	$(994,154)	$(7,575)	$(1,001,729)	$(10,065)	$0	$(10,065)	$5,036,195	$(7,575)	$5,028,620
Comprehensive income (loss):
Net income (loss)	461,203	(10,945)	450,258				461,691	(10,945)	450,746
Other comprehensive income (loss), net of taxes				(20,855)	(41)	(20,896)	(20,855)	(41)	(20,896)
Total comprehensive income (loss)	461,203	(10,945)	450,258	(20,855)	(41)	(20,896)	440,836	(10,986)	429,850
Balance, December 31, 2023	$(532,951)	$(18,520)	$(551,471)	$(30,920)	$(41)	$(30,961)	$4,521,425	$(18,561)	$4,502,864

Consolidated Statements of Cash Flows

	Year Ended December 31, 2023
	As Previously Reported	Adjustments	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$461,691	$(10,945)	$450,746
Interest credited to policyholders' account balances	655,445	(33,800)	621,645
Realized investment (gains) losses, net	1,083,660	63,439	1,147,099
Change in value of market risk benefits, net of related hedging (gains) losses	94,368	12,405	106,773
Change in:
Reinsurance related balances(1)	(671,990)	(6,735)	(678,725)
Deferred policy acquisition costs	(560,471)	(21,454)	(581,925)
Income taxes	(37,886)	(2,910)	(40,796)
Cash flows from (used in) operating activities	2,459,895	0	2,459,895

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2022
	As Previously Reported	Adjustments	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(766,705)	$(4,334)	$(771,039)
Realized investment (gains) losses, net	(336,382)	46,453	(289,929)
Change in:
Reinsurance related balances(1)	(1,771,655)	(15,196)	(1,786,851)
Deferred policy acquisition costs	(442,303)	(25,771)	(468,074)
Income taxes	(334,769)	(1,152)	(335,921)
Cash flows from (used in) operating activities	1,824,964	0	1,824,964
(1)    As previously reported balances have been updated to conform to the current period presentation.

18. SUBSEQUENT EVENTS

In February 2025, the Company received a capital contribution of $220 million from Prudential Insurance.
In March 2025, the Company entered into an agreement with The Prudential Life Insurance Company, Ltd. (“Prudential of Japan”) to reinsure guaranteed minimum death benefits associated with JPY denominated variable whole life policies.

PRUCO LIFE INSURANCE COMPANY
Schedule I
Summary of Investments Other Than Investments in Related Parties
December 31, 2024
(in thousands)

Type of Investment	Amortized Cost or Cost	Fair Value	Amount Shown in the Balance Sheet
Fixed maturities, available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,199,628	$1,099,241	$1,099,241
Obligations of U.S. states and their political subdivisions	570,253	541,066	541,066
Foreign governments	362,154	310,334	310,334
Asset-backed securities	3,728,073	3,750,663	3,750,663
Commercial mortgage-backed securities	944,652	895,775	895,775
Residential mortgage-backed securities	367,005	356,072	356,072
Public utilities	2,869,299	2,613,495	2,613,495
All other corporate bonds	26,934,775	25,414,259	25,414,259
Redeemable preferred stock	5,094	5,255	5,255
Total fixed maturities, available-for-sale	$36,980,933	$34,986,160	$34,986,160
Equity securities:
Common stocks:
Other common stocks	$2,452,942	$2,427,792	$2,427,792
Mutual funds	177,939	175,882	175,882
Perpetual preferred stocks	19,661	20,146	20,146
Total equity securities, at fair value	$2,650,542	$2,623,820	$2,623,820
Fixed maturities, trading	$4,415,277	$3,845,045	$3,845,045
Commercial mortgage and other loans	7,759,323		7,759,323
Policy loans	1,541,480		1,541,480
Short-term investments	517,386		517,386
Other invested assets	1,582,094		1,582,094
Total investments	$55,447,035		$52,855,308

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Condensed Statements of Financial Position
December 31, 2024 and 2023 (in thousands, except share amounts)

	December 31, 2024	December 31, 2023
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2024 – $40,414; 2023 – $2,004) (amortized cost: 2024 – $33,648,311; 2023 – $24,872,031)	$31,964,802	$23,662,832
Fixed maturities, trading, at fair value (amortized cost: 2024 – $4,391,322; 2023 – $3,451,001)	3,823,792	2,773,006
Equity securities, at fair value (cost: 2024 – $2,650,189; 2023 – $819,617)	2,623,758	840,335
Policy loans	422,891	357,581
Short-term investments (net of allowance for credit losses: 2024 – $49; 2023 – $0)	505,991	374,407
Commercial mortgage and other loans (net of $36,002 and $36,527 allowance for credit losses at December 31, 2024 and 2023, respectively)	7,281,995	5,883,092
Other invested assets (includes $12,999 and $80,638 of assets measured at fair value at December 31, 2024 and 2023, respectively)	1,363,038	1,073,038
Total investments	47,986,267	34,964,291
Cash and cash equivalents	3,144,542	1,953,388
Deferred policy acquisition costs(1)	7,389,743	6,751,597
Accrued investment income	405,115	279,567
Reinsurance recoverables and deposit receivables (includes $379,582 and $122,897 of embedded derivatives at fair value at December 31, 2024 and 2023, respectively)(1)(2)	44,233,228	36,691,407
Investment in subsidiaries	1,472,500	1,434,641
Receivables from parent and affiliates	567,631	308,635
Deferred sales inducements	322,351	351,424
Income tax assets(1)	2,013,349	1,675,310
Market risk benefit assets	2,144,919	1,829,584
Other assets(2)	1,833,801	432,913
Separate account assets	103,635,702	105,111,382
TOTAL ASSETS	$215,149,148	$191,784,139
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances(1)	$65,114,184	$48,950,516
Future policy benefits	23,096,707	20,864,146
Market risk benefit liabilities(1)	3,788,800	4,619,199
Cash collateral for loaned securities	121,372	218,310
Reinsurance and funds withheld payables(1)(2)	7,192,595	2,348,162
Short-term debt to affiliates	0	180,411
Payables to parent and affiliates	3,653,229	2,658,870
Other liabilities(2)	3,950,118	2,360,473
Separate account liabilities	103,635,702	105,111,382
Total liabilities	210,552,707	187,311,469
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and 250,000 outstanding)	2,500	2,500
Additional paid-in capital	4,923,299	5,052,602
Retained earnings / (accumulated deficit)(1)	272,519	(551,471)
Accumulated other comprehensive income (loss)(1)	(601,877)	(30,961)
Total equity	4,596,441	4,472,670
TOTAL LIABILITIES AND EQUITY	$215,149,148	$191,784,139
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for the amounts of the errors which were revised and for additional information on these errors.
(2)    Prior period amounts have been reclassified to conform to current period presentation.
See Notes to Condensed Financial Information of Registrant

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Condensed Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2024, 2023 and 2022 (in thousands)

	2024	2023	2022
REVENUES
Premiums (includes $(2,740), $6,296 and $(1,419) of gains (losses) from change in estimates on deferred profit liability amortization for the year ended December 31, 2024, 2023 and 2022, respectively)	$344,383	$289,344	$231,500
Policy charges and fee income	6,677,744	1,476,927	1,172,867
Net investment income	2,154,525	1,507,280	785,609
Asset administration fees	212,328	223,803	275,702
Other income (loss)(1)	743,843	747,789	(634,120)
Realized investment gains (losses), net(1)	498,953	(1,102,789)	276,094
Change in value of market risk benefits, net of related hedging gains (losses)(1)	(473,209)	(169,565)	(558,535)
TOTAL REVENUES	10,158,567	2,972,789	1,549,117
BENEFITS AND EXPENSES
Policyholders’ benefits	7,338,059	448,286	430,184
Change in estimates of liability for future policy benefits	(14,594)	6,067	38,468
Interest credited to policyholders’ account balances(1)	956,863	557,510	397,637
Amortization of deferred policy acquisition costs(1)	(285,676)	518,939	501,979
General, administrative and other expenses(1)	1,180,030	1,074,134	1,072,835
TOTAL BENEFITS AND EXPENSES	9,174,682	2,604,936	2,441,103
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF SUBSIDIARIES AND OPERATING JOINT VENTURE	983,885	367,853	(891,986)
Income tax expense (benefit)(1)	147,233	14,006	(265,913)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF SUBSIDIARIES AND OPERATING JOINT VENTURE	836,652	353,847	(626,073)
Equity in earnings of subsidiaries	(12,237)	96,844	(69,829)
Equity in earnings of operating joint venture, net of taxes	(425)	(433)	(75,137)
NET INCOME (LOSS)	$823,990	$450,258	$(771,039)
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	(246,952)	632,819	(1,877,552)
Interest rate remeasurement of future policy benefits	45,461	(50,679)	250,486
Gain (loss) from changes in non-performance risk on market risk benefits(1)	(401,884)	(597,135)	1,298,259
Other	(118,775)	(11,539)	(183,909)
Total	(722,150)	(26,534)	(512,716)
Less: Income tax expense (benefit) related to other comprehensive income (loss)(1)	(151,234)	(5,638)	(106,197)
Other comprehensive income (loss), net of taxes	(570,916)	(20,896)	(406,519)
Total comprehensive income (loss)	$253,074	$429,362	$(1,177,558)
(1)    Amounts reflect revision to prior period Financial Statements. See Note 17 for the amounts of the errors which were revised and for additional information on these errors.

See Notes to Condensed Financial Information of Registrant

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Condensed Statements of Cash Flows
Years Ended December 31, 2024, 2023 and 2022 (in thousands)

	2024	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net cash flows from (used in) operating activities	$3,363,590	$2,365,722	$1,813,780
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	3,425,809	1,622,501	1,586,432
Fixed maturities, trading	800,588	95,872	901,690
Equity securities	957,650	189,210	242,247
Policy loans	157,478	152,275	140,937
Ceded policy loans	(87,521)	(117,589)	(110,477)
Short-term investments	1,280,677	444,983	622,072
Commercial mortgage and other loans	724,559	157,116	178,564
Other invested assets	73,632	17,405	57,335
Notes receivable from parent and affiliates(1)	722	3,858	832
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(12,273,347)	(6,762,400)	(6,674,455)
Fixed maturities, trading	(1,819,224)	(857,717)	(425,267)
Equity securities	(2,373,213)	(678,790)	(281,502)
Policy loans	(222,724)	(236,886)	(122,982)
Ceded policy loans	117,552	147,961	69,369
Short-term investments	(1,412,350)	(679,224)	(551,161)
Commercial mortgage and other loans	(2,145,910)	(1,239,173)	(1,024,697)
Other invested assets	(406,031)	(174,680)	(149,837)
Notes receivable from parent and affiliates(1)	(297,850)	(31)	(25)
Capital contributions to subsidiaries	(549,964)	(323,909)	(325,000)
Return of capital from subsidiaries	414,859	0	0
Other, net	164,779	(60,358)	(316,977)
Cash flows from (used in) investing activities	(13,469,829)	(8,299,576)	(6,182,902)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	16,148,664	10,508,549	9,500,054
Ceded policyholders’ account deposits	(826,393)	(870,031)	(902,233)
Policyholders’ account withdrawals	(3,600,010)	(3,287,164)	(3,343,369)
Ceded policyholders’ account withdrawals	454,788	360,211	398,101
Contributed capital	0	405,000	0
Return of capital	(550,000)	(1,400,000)	0
Other, net	(329,656)	28,817	75,814
Cash flows from (used in) financing activities	11,297,393	5,745,382	5,728,367
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,191,154	(188,472)	1,359,245
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,953,388	2,141,860	782,615
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,144,542	$1,953,388	$2,141,860

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refunded), net	$360,742	$57,749	$61,613
Interest paid	$2,644	$4,377	$7,863
(1)    Prior period amounts have been updated to conform to current period presentation.

Significant Non-Cash Transactions
2024
"Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, excludes certain non-cash activities in the amount of $(7,469) million primarily related to reinsurance recoverables and $6,722 million related to invested asset transfers, respectively. These transactions are associated with the unaffiliated reinsurance agreement with Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, "Wilton Re"), effective October 1, 2024. Associated with the transaction with Wilton Re, "Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, exclude largely offsetting affiliated non-cash activities in the amount of $7,190 million, primarily related to reinsurance recoverables and payables, and $(6,722) million related to invested asset transfers, respectively. These are related to the recapture of the risks associated with the business that had previously been reinsured with Prudential Arizona Reinsurance Universal Company ("PAR U") as well as assumption of those recaptured by Pruco Life Insurance Company of New Jersey from PAR U. See Note 11 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $(78) million related to the affiliated reinsurance transaction with Prudential Arizona Reinsurance Captive Company, effective October 1, 2024. See Note 11 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $936 million related to the affiliated reinsurance transaction with Prudential Universal Reinsurance Entity Company and The Prudential Insurance Company of America, effective January 1, 2024. See Note 11 for additional information.

"Cash flows from (used in) investing activities" and "Cash flows from (used in) financing activities" for the year ended December 31, 2024 excludes non-cash activities related to invested asset transfers in the amount of $416 million, related to capital contributions the Company received from Prudential Insurance. See Note 15 for additional information.

2023
"Cash flows from (used in) operating activities" for the year ended December 31, 2023 excludes certain non-cash activities in the amount of $475 million related to the novated indexed variable annuities under the reinsurance agreement with Fortitude Life Insurance & Annuity Company (“FLIAC”). See Note 11 for more details regarding this transaction.

2022
"Cash flows from (used in) operating activities" for the year ended December 31, 2022 excludes certain non-cash activities in the amount of $531 million related to the Company entering into an affiliated reinsurance agreement with Lotus Reinsurance Company Ltd. ("Lotus Re") on January 1, 2022 and $4,656 million related to the indexed variable annuities novated to the Company in connection with the reinsurance agreement with FLIAC. See Note 11 for more details regarding these transactions. The Company also received $18 million of non-cash assets from Prudential Insurance. See Note 15 for additional information.

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Notes to Condensed Financial Information of Registrant

1.ORGANIZATION AND PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America, which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

The condensed financial information of Pruco Life should be read in conjunction with the consolidated financial statements of Pruco Life and its subsidiaries and the notes thereto (the “Consolidated Financial Statements”). The condensed financial statements of Pruco Life reflect its direct wholly-owned subsidiary and majority-owned subsidiaries using the equity method of accounting.